UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

Annual Report July 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Santa Barbara Dividend Growth Fund	NSBAX	NSBCX	NBDRX	NSBFX	NSBRX
Nuveen Santa Barbara Global Dividend Growth Fund	NUGAX	NUGCX	NUGRX	—	NUGIX
Nuveen Santa Barbara International Dividend Growth Fund	NUIAX	NUICX	NUIRX	—	NUIIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its ultra-loose monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

A large consensus expects at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture remains somewhat uncertain. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the United States. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 21, 2015

4	Nuveen Investments

Portfolio Manager’s

Comments

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Global Dividend Growth Fund

Nuveen Santa Barbara International Dividend Growth Fund

All of these Funds feature portfolio management by Santa Barbara Asset Management (SBAM), an affiliate of Nuveen Investments, Inc. James R. Boothe, CFA, serves as portfolio manager for all three Funds and has managed the Funds since their inception. Here he discusses economic and equity market conditions, key investment strategies and performance of the Funds for the twelve-month reporting period ended July 31, 2015.

What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended July 31, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in the year continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement but also highlighted the policy makers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption, and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September. During the September 2015 meeting (subsequent to the close of this reporting period), the Fed decided to keep the federal funds rate near zero despite broad speculation it would increase rates. The Committee said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed’s goals of maximum employment and inflation approaching two percent.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

According to the government’s revised estimate, the U.S. economy increased at a 3.7% annualized rate in the second quarter of 2015, as measured by GDP, compared with a decrease of 0.6% in the first quarter of 2015 and increases of 5.0% in the third quarter 2014 and 2.2% in the fourth quarter 2014. The increase in real GDP in the second quarter reflected positive contributions from personal consumption expenditures, exports, state and local government spending, and residential fixed investment that were partly offset by negative contributions from federal government spending, private inventory investment, and nonresidential fixed investment. The Consumer Price Index (CPI) increased 0.1% year-over-year as of July 2015. The core CPI (which excludes food and energy) increased 0.1% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of July 2015, the U.S. unemployment rate was 5.3%, a level not seen since mid-2008. This figure is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading in June 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.5% for the twelve months ended June 2015 (most recent data available at the time this report was prepared).

Early in the reporting period, U.S. equity markets continued their remarkable long-term rally, outside of a steep correction in October 2014. New nominal all-time highs were reached in indexes tracking the markets, generating grudging capitulation from multiple bearish commentators. We found the U.S. gains to be narrowly driven by a group of stocks that we view as relatively low quality. Sectors historically perceived as defensive in nature were left behind in the higher risk driven U.S. rally. Later in the reporting period, however, many international regions outperformed the U.S., particularly in Asian markets like Hong Kong and Japan. Even considering those gains, however, we believe international valuations still have notable room to expand before reaching levels similar to those in the U.S. Further, international markets have been quite differentiated in performance, with countries like Australia and Germany experiencing significant equity declines at times. We believe the former country has been negatively impacted by slowing in China and the latter has been challenged by its substantial exposure to Greek debt.

How did the Funds perform during the twelve-month reporting period ended July 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance for the Funds for the one-year, five-year and since inception periods ended July 31, 2015. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month reporting period ended July 31, 2015 and how did these strategies influence performance?

Nuveen Santa Barbara Dividend Growth Fund

The Fund’s Class A Shares at NAV outperformed its Lipper classification average but performed in line with the S&P 500® Index for the twelve-month reporting period ended July 31, 2015.

Santa Barbara’s investment philosophy for this Fund is to provide the opportunity for an attractive total return comprised of dividends and long-term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.

The Fund’s portfolio is structured with three key elements in mind: 1) a target dividend yield higher than that of the S&P 500® Index, 2) lower volatility than the S&P 500® Index, 3) and a focus on companies with growing dividends. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying common and preferred stocks. Companies in certain economic sectors of the market have historically provided higher dividend yields than companies in other sectors and industries. As a result, given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to these higher dividend-yield sectors and industries than the broad equity market. The Fund may invest in small-, mid- and large-cap companies. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

6	Nuveen Investments

Stock selection effects were a positive factor overall, but sector allocation effects were negative in aggregate. Strongly appreciating stock selections in the health care sector were the largest positive contributors to relative performance. Negative stock selections in the financials sector detracted from relative performance, with a few declining Fund holdings in the sector outweighing appreciation from the rest.

Several individual holdings positively contributed to the Fund’s relative performance, including pharmacy health care provider CVS Caremark Corporation. We believe the company is currently executing its strategies particularly well, effectively positioning itself to benefit from Medicaid expansion efforts and growing specialty drug sales. Diversified managed health care company UnitedHealth Group Incorporated was another relative contributor. UnitedHealth’s earnings have been positively received by investors and we believe the company appears well-positioned to benefit from increased insurance enrollment due to the Affordable Care Act. Consumer electronics and computer firm Apple, Inc. also contributed to relative performance. The company has enjoyed strong earnings on better-than-expected iPhone demand. Consumers also appear enthusiastic regarding the Apple Watch.

Individual holdings that detracted from the Fund’s relative performance, included offshore drilling firm Seadrill Limited. The negative oil price environment drove the company to eliminate its dividend in order to shore up its balance sheet. With the company having no intentions of reinstating the dividend for the foreseeable future, we exited our position in Seadrill in an acknowledgement that it no longer fits our strategy. Multi-national energy company Chevron Corp. was another relative detractor. The company has suffered from the weakness in oil prices, but we believe it has some operational flexibility to navigate the current price environment. Heavy equipment manufacturer Caterpillar Inc. also detracted from relative performance. Unless an earnings recovery ensues, we believe future dividend growth rates will likely slow from the company’s prior levels. Accordingly, we decided to exit our position to redeploy the capital in a position that we believe has better earnings visibility and upside potential.

Nuveen Santa Barbara Global Dividend Growth Fund

The Fund’s Class A Shares at NAV outperformed both the MSCI World Index and its Lipper classification average for the twelve month reporting period ended July 31, 2015.

Santa Barbara’s investment philosophy for this Fund is to provide the opportunity for an attractive total return comprised of income from dividends and long-term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.

The Fund seeks capital appreciation by investing in companies with the potential for earnings growth. Secondarily, the strategy has an income component by limiting investments to companies that not only pay dividends, but are committed to growing them. This two-part philosophy of earnings growth combined with dividend growth is based on the belief that even growth companies should return capital in the form of dividends. Dividends may be a sign of capital discipline, financial wellbeing and business sustainability, three hallmarks of a high quality company. The income produced by dividends is a necessary adjunct to a sound capital appreciation strategy because it may limit volatility and potentially become a meaningful contributor to total return over time.

Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests between 40% and 75% of its net assets in non-U.S. securities. The Fund may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

Stock selection was the key driver of outperformance, as sector allocation effects were slightly negative in aggregate. The industrials sector was the largest contributor to relative performance, led by several strongly appreciating companies varied in geography and industry. Negative stock selections and a negative underweight to the strongly performing consumer discretionary sector partially offset outperformance, with Fund returns in the sector lagging those of the benchmark.

Nuveen Investments	7

Portfolio Manager’s Comments (continued)

Several holdings positively contributed to the Fund’s relative performance during the reporting period, including pharmacy health care provider CVS Caremark Corporation. We believe the company is currently executing its strategies particularly well, effectively positioning itself to benefit from Medicaid expansion efforts and growing specialty drug sales. Specialty biopharmaceuticals company AbbVie Inc. was another relative contributor. The company’s rheumatoid arthritis medication Humira is set to go off patent soon, but biologically complex treatments can be challenging for generic competitors to manufacture, so revenues may be somewhat buffered. Additionally, we find the company is effectively diversifying its revenue sources so that Humira developments should be less impactful. Bank holding company BOC Hong Kong Holdings Limited also contributed to relative performance. Strong appreciation among Hong Kong equities was a major tailwind for the company during the reporting period.

Holdings that detracted from the Fund’s relative performance, included offshore drilling firm Seadrill Limited. The negative oil price environment drove the company to eliminate its dividend in order to shore up its balance sheet. With the company having no intentions of reinstating the dividend for the foreseeable future, we exited our position in Seadrill in an acknowledgement that it no longer fits our strategy. Multi-national energy company’s Chevron Corporation and Total SA were additional top detractors from the Fund’s performance. Both companies suffered from the weakness in oil prices, with Total additionally impacted by the death of the company’s Chairman and CEO in an October 2014 plane crash. We believe both companies have some operational flexibility to navigate the current weak price environment.

Switzerland generated many headlines in January 2015 when the when the Swiss National Bank moved to break the franc away from its set value against the euro to promote exchange rate stability and this dropping the peg with the euro has strengthened that currency and led to gains. The stock prices of many Swiss companies declined significantly following the news. We had direct exposure to Switzerland through our positions with Swiss Re AG.

Nuveen Santa Barbara International Dividend Growth Fund

The Fund’s Class A Shares at NAV outperformed both the MSCI EAFE Index and its Lipper classification average during the twelve-month reporting period ended July 31, 2015.

Santa Barbara’s investment philosophy for this Fund is to provide the opportunity for an attractive total return comprised of income from dividends and long-term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.

The Fund’s portfolio focuses on global equity securities of companies that have potential for dividend income and dividend growth in an effort to provide an attractive total return comprised of dividends and long-term capital appreciation. The Fund invests in global, dividend-paying companies. The Fund’s portfolio is structured with three key elements in mind: maintaining an aggregate dividend yield higher than that of the MSCI EAFE Index; seeking lower volatility than the MSCI EAFE Index; and investing in companies with a track record of increasing their dividends. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend paying equity securities, which include preferred U.S. securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

Stock selection effects were the key driver of outperformance, as sector allocation effects were negative in aggregate. The industrials sector was the largest contributor to relative performance, led by several strongly appreciating companies varied in geography and industry. Negative stock selections and a negative overweight to the troubled energy sector partially offset outperformance, with Fund returns in the sector lagging those of the benchmark.

Several holdings positively contributed to the Fund’s relative performance during the reporting period, including pharmaceutical company Novo-Nordisk A/S. Investors appear to be pleased with the company’s progress toward obtaining regulatory approval for a new anti-obesity treatment and a resubmitted basal insulin. The anti-obesity treatment may be used to address a spectrum of liver

8	Nuveen Investments

diseases for which there are no currently approved drugs, thus opening up a sizeable untapped market. Japanese telecommunication company KDDI Corp. was another relative contributor. The company appears to be on target for its earnings growth goals, driven by healthy subscriber additions and increases in average-revenue-per-user. Bank holding company BOC Hong Kong Holdings Limited also contributed to relative performance. Strong appreciation among Hong Kong equities was a major tailwind for the company during the period.

Holdings that detracted from the Fund’s relative performance, included offshore drilling firm Seadrill Limited. The particularly negative oil price environment during the reporting period drove the company to eliminate its dividend in order to shore up its balance sheet. With the company having no intentions of reinstating the dividend for the foreseeable future, we exited our position in Seadrill in an acknowledgement that it no longer fits our strategy. Global resources company BHP Billiton Limited was another relative detractor. Falling commodity prices and negative earnings have created headwinds for resource stocks such as BHP, but we see the company as structurally advantaged versus both major oil companies and diversified miners in terms of geographic and product diversification. Italian oil/gas industry supplier Tenaris SA was another top detractor from the Fund’s performance. The company has been negatively affected by the weakness in oil prices with customer orders declining in the face of reduced demand. We believe the company has the financial wherewithal to sustain through the present challenging period.

Switzerland generated many headlines in January 2015 when the Swiss National Bank moved to break the franc away from its set value against the euro to promote exchange rate stability and this dropping the peg with the euro has strengthened that currency and led to gains. The stock prices of many Swiss companies declined significantly following the news. We had direct exposure to Switzerland through our positions with Swiss Re AG, Novartis AG and Syngenta AG.

Nuveen Investments	9

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Santa Barbara Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividend-paying stocks, such as those held by the fund, are subject to market risk, concentration or sector risk, preferred security risk, and common stock risk. Smaller company stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity.

Nuveen Santa Barbara Global Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.

Nuveen Santa Barbara International Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.

Dividend Information

Below is a table for International Dividend Growth’s distributions and total return performance for the fiscal year ended July 31, 2015. This information is intended to help you better understand whether the Fund’s earnings for the specified time period were sufficient to meet the Fund’s distributions. During the fiscal year end July 31, 2015, market fluctuations caused uneven income flows that in turn resulted in lower than expected net investment income. As a result, a portion of the distributions outlined in the table below is characterized as a return of capital. The final determination of the source and characteristics of all distributions will be made in early 2016 and reported to shareholder on Form 1099-DIV at that time.

Santa Barbara International Dividend Growth

As of July 31, 2015	Class A Shares	Class C Shares	Class R3 Shares	Class I Shares
Inception date	6/11/12	6/11/12	6/11/12	6/11/12
Year ended July 31, 2015:
Per share distribution:
From net investment income	$0.49	$0.34	$0.44	$0.54
From net realized capital gains	0.06	0.06	0.06	0.06
Return of Capital	0.02	0.02	0.02	0.02
Total per share distribution	$0.57	$0.42	$0.52	$0.62
NAV	26.35	26.18	26.31	26.37
Distribution rate on NAV	2.16%	1.60%	1.98%	2.35%
Average annual total returns:
1-Year on NAV	1.86%	1.12%	1.59%	2.09%
Since inception on NAV	12.17%	11.34%	11.89%	12.45%

10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2015

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	11.21%	14.93%	9.00%
Class A Shares at maximum Offering Price	4.81%	13.58%	8.31%
S&P 500® Index	11.21%	16.24%	7.60%
Lipper Equity Income Funds Classification Average	4.96%	12.96%	6.64%

Class C Shares	10.37%	14.07%	8.19%
Class R3 Shares	10.92%	14.65%	18.07%
Class R6 Shares	11.57%	—	13.93%
Class I Shares	11.48%	15.21%	9.28%

Average Annual Total Returns as of June 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	6.55%	16.20%	8.83%
Class A Shares at maximum Offering Price	0.43%	14.83%	8.13%
Class C Shares	5.77%	15.34%	8.02%
Class R3 Shares	6.31%	15.93%	17.92%
Class R6 Shares	6.93%	—	13.36%
Class I Shares	6.84%	16.50%	9.10%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 3/28/06. Since inception returns for Class R3 Shares and Class R6 Shares are from 3/3/09 and 3/25/13, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.01%	1.76%	1.26%	0.68%	0.76%

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara Global Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	8.28%	13.41%
Class A Shares at maximum Offering Price	2.06%	11.29%
MSCI World Index	4.92%	15.86%
Lipper Global Equity Income Funds Classification Average	(0.25)%	12.11%

Class C Shares	7.47%	12.56%
Class R3 Shares	8.01%	13.12%
Class I Shares	8.55%	13.69%

Average Annual Total Returns as of June 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	2.78%	12.87%
Class A Shares at maximum Offering Price	(3.13)%	10.70%
Class C Shares	2.01%	12.03%
Class R3 Shares	2.52%	12.57%
Class I Shares	3.00%	13.13%

Since inception returns are from 06/11/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	2.69%	3.39%	3.01%	2.50%
Net Expense Ratios	1.29%	2.04%	1.54%	1.04%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.07% of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara International Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	1.86%	12.17%
Class A Shares at maximum Offering Price	(4.00)%	10.08%
MSCI EAFE Index	(0.28)%	13.95%
Lipper International Equity Income Funds Classification Average	(5.93)%	9.92%

Class C Shares	1.12%	11.34%
Class R3 Shares	1.59%	11.89%
Class I Shares	2.09%	12.45%

Average Annual Total Returns as of June 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(3.68)%	11.80%
Class A Shares at maximum Offering Price	(9.22)%	9.65%
Class C Shares	(4.44)%	10.96%
Class R3 Shares	(3.94)%	11.51%
Class I Shares	(3.46)%	12.07%

Since inception returns are from 6/11/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	6.08%	6.61%	6.51%	5.94%
Net Expense Ratios	1.29%	2.04%	1.54%	1.04%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.07% of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Holding

Summaries as of July 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Santa Barbara Dividend Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	97.3%
Repurchase Agreements	1.4%
Other Assets Less Liabilities	1.3%
Net Assets	100%

Portfolio Composition

(% of net assets)

Pharmaceuticals	10.2%
Banks	8.2%
Oil, Gas & Consumable Fuels	6.4%
Technology Hardware, Storage & Peripherals	5.9%
Aerospace & Defense	5.1%
IT Services	4.9%
Insurance	4.5%
Electric Utilities	3.9%
Health Care Providers & Services	3.3%
Food & Staples Retailing	3.2%
Media	3.1%
Textiles, Apparel & Luxury Goods	3.0%
Health Care Equipment & Supplies	2.9%
Diversified Telecommunication Services	2.7%
Multiline Retail	2.7%
Beverages	2.6%
Road & Rail	2.6%
Chemicals	2.5%
Specialty Retail	2.5%
Repurchase Agreements	1.4%
Other	17.1%
Other Assets Less Liabilities	1.3%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	3.9%
UnitedHealth Group Incorporated	3.3%
Wells Fargo & Company	3.3%
CVS Caremark Corporation	3.2%
Time Warner Cable, Class A	3.1%

18	Nuveen Investments

Nuveen Santa Barbara Global Dividend Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	96.5%
Repurchase Agreements	3.7%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Swiss Re AG	3.0%
AbbVie Inc.	3.0%
Pfizer Inc.	2.9%
CVS Caremark Corporation	2.8%
BOC Hong Kong Holdings Limited	2.8%

Portfolio Composition

(% of net assets)

Pharmaceuticals	9.9%
Banks	9.5%
Aerospace & Defense	6.1%
Oil, Gas & Consumable Fuels	6.0%
Wireless Telecommunication Services	4.8%
Automobiles	4.1%
Electric Utilities	4.1%
Containers & Packaging	4.0%
Software	4.0%
Technology Hardware, Storage & Peripherals	3.9%
Household Products	3.8%
Diversified Telecommunication Services	3.7%
Insurance	3.0%
Professional Services	3.0%
Food & Staples Retailing	2.8%
Textiles, Apparel & Luxury Goods	2.3%
Road & Rail	2.2%
Repurchase Agreements	3.7%
Other	19.3%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Country Allocation

(% of net assets)

United States	55.7%
United Kingdom	9.6%
France	7.4%
Japan	6.6%
Australia	5.8%
Hong Kong	4.6%
Germany	4.1%
Switzerland	3.0%
Denmark	2.2%
Spain	1.2%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Nuveen Investments	19

Holding Summaries as of July 31, 2015 (continued)

Nuveen Santa Barbara International Dividend Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	96.8%
Other Assets Less Liabilities	3.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Novo Nordisk AS, Class B	4.4%
Itochu Corporation	3.4%
BOC Hong Kong Holdings Limited	3.2%
Mitsubishi UFJ Financial Group Inc.	3.2%
Compass Group PLC	3.2%

Portfolio Composition

(% of net assets)

Banks	19.1%
Pharmaceuticals	12.4%
Electric Utilities	5.1%
Oil, Gas & Consumable Fuels	5.1%
Wireless Telecommunication Services	4.9%
Professional Services	4.5%
Trading Companies & Distributors	3.4%
Hotels, Restaurants & Leisure	3.1%
Automobiles	3.1%
Media	3.0%
Insurance	3.0%
Aerospace & Defense	2.9%
Beverages	2.9%
Household Products	2.8%
Metals & Mining	2.7%
Other	18.8%
Other Assets Less Liabilities	3.2%
Net Assets	100%

Country Allocation

(% of net assets)

United Kingdom	19.5%
France	12.8%
Japan	11.9%
Germany	10.0%
Australia	7.5%
Denmark	7.1%
Switzerland	6.0%
Hong Kong	5.1%
Spain	5.0%
Other	11.9%
Other Assets Less Liabilities	3.2%
Net Assets	100%

20	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2015.

The beginning of the period is February 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Santa Barbara Dividend Growth Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,062.60	$1,058.70	$1,061.50	$1,064.50	$1,063.90
Expenses Incurred During Period	$5.06	$8.88	$6.34	$3.38	$3.79
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.89	$1,016.17	$1,018.65	$1,021.52	$1,021.12
Expenses Incurred During Period	$4.96	$8.70	$6.21	$3.31	$3.71

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.99%, 1.74%, 1.24%, 0.66% and 0.74% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	21

Expense Examples (continued)

Nuveen Santa Barbara Global Dividend Growth Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,057.00	$1,053.10	$1,056.10	$1,058.70
Expenses Incurred During Period	$6.89	$10.69	$8.21	$5.67
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.10	$1,014.38	$1,016.81	$1,019.29
Expenses Incurred During Period	$6.76	$10.49	$8.05	$5.56

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.35%, 2.10%, 1.61% and 1.11% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Santa Barbara International Dividend Growth Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,073.50	$1,069.80	$1,072.20	$1,074.80
Expenses Incurred During Period	$6.94	$10.78	$8.27	$5.71
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.10	$1,014.38	$1,016.81	$1,019.29
Expenses Incurred During Period	$6.76	$10.49	$8.05	$5.56

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.35%, 2.10%, 1.61% and 1.11% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Global Dividend Growth Fund, and Nuveen Santa Barbara International Dividend Growth Fund (each a series of the Nuveen Investment Trust II, hereinafter referred to as the “Funds”) at July 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

September 25, 2015

Nuveen Investments	23

Nuveen Santa Barbara Dividend Growth Fund

Portfolio of Investments	July 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.3%

	COMMON STOCKS – 97.3%

	Aerospace & Defense – 5.1%

478,684	Boeing Company	$69,011,872

671,910	Honeywell International Inc.	70,584,146
	Total Aerospace & Defense	139,596,018

	Automobiles – 2.2%

1,971,916	General Motors Company	62,135,073

	Banks – 8.2%

748,508	Cullen/Frost Bankers, Inc.	54,229,405

1,213,957	JP Morgan Chase & Co.	83,192,473

1,561,590	Wells Fargo & Company	90,369,213
	Total Banks	227,791,091

	Beverages – 2.6%

744,731	PepsiCo, Inc.	71,754,832

	Capital Markets – 1.7%

143,184	BlackRock Inc.	48,155,643

	Chemicals – 2.5%

365,518	Monsanto Company	37,242,629

281,007	Praxair, Inc.	32,074,139
	Total Chemicals	69,316,768

	Consumer Finance – 1.9%

938,418	Discover Financial Services	52,373,109

	Containers & Packaging – 2.3%

881,659	Packaging Corp. of America	62,412,641

	Diversified Telecommunication Services – 2.7%

2,171,326	AT&T Inc.	75,431,865

	Electric Utilities – 3.9%

1,182,858	ITC Holdings Corporation	39,956,943

653,052	NextEra Energy Inc.	68,701,070
	Total Electric Utilities	108,658,013

	Food & Staples Retailing – 3.2%

795,169	CVS Caremark Corporation	89,432,657

	Health Care Equipment & Supplies – 2.9%

1,022,341	Medtronic, PLC	80,141,311

24	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services – 3.3%

757,464	UnitedHealth Group Incorporated	$91,956,130

	Household Durables – 2.1%

319,849	Whirlpool Corporation	56,846,763

	Household Products – 2.4%

989,583	Colgate-Palmolive Company	67,311,436

	Insurance – 4.5%

637,510	Ace Limited	69,341,963

929,809	Marsh & McLennan Companies, Inc.	53,873,133
	Total Insurance	123,215,096

	IT Services – 4.9%

590,810	Accenture Limited, Class A	60,918,419

1,119,471	Fidelity National Information Services	73,246,988
	Total IT Services	134,165,407

	Media – 3.1%

458,644	Time Warner Cable, Class A	87,146,946

	Multiline Retail – 2.7%

1,065,091	Macy’s, Inc.	73,555,184

	Oil, Gas & Consumable Fuels – 6.4%

647,056	Chevron Corporation	57,251,515

1,589,004	Kinder Morgan, Inc.	55,043,099

820,702	Phillips 66	65,245,809
	Total Oil, Gas & Consumable Fuels	177,540,423

	Pharmaceuticals – 10.2%

1,196,109	AbbVie Inc.	83,739,591

547,558	Johnson & Johnson	54,870,787

1,021,795	Novo-Nordisk A/S, Sponsored ADR	60,245,033

2,283,527	Pfizer Inc.	82,343,984
	Total Pharmaceuticals	281,199,395

	Professional Services – 2.1%

1,192,800	Nielsen Holdings N.V	57,803,088

	Road & Rail – 2.6%

722,120	Union Pacific Corporation	70,471,691

	Software – 2.4%

1,446,080	Microsoft Corporation	67,531,936

	Specialty Retail – 2.5%

983,991	Lowe’s Companies, Inc.	68,249,616

Nuveen Investments	25

Nuveen Santa Barbara Dividend Growth Fund (continued)

Portfolio of Investments	July 31, 2015

Shares	Description (1)			Value

	Technology Hardware, Storage & Peripherals – 5.9%

882,900	Apple, Inc.			$107,095,769

2,087,719	EMC Corporation			56,138,764
	Total Technology Hardware, Storage & Peripherals			163,234,533

	Textiles, Apparel & Luxury Goods – 3.0%

1,086,256	VF Corporation			83,739,475
	Total Common Stocks (cost $1,980,880,444)			2,691,166,140

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.4%

	REPURCHASE AGREEMENTS – 1.4%

$39,695	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $39,694,652, collateralized by $35,020,000 U.S. Treasury Bonds, 3.625%, due 8/15/43, value $40,491,875	0.000%	8/03/15	$39,694,652
	Total Short-Term Investments (cost $39,694,652)			39,694,652
	Total Investments (cost $2,020,575,096) – 98.7%			2,730,860,792
	Other Assets Less Liabilities – 1.3%			35,821,305
	Net Assets – 100%			$2,766,682,097

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

26	Nuveen Investments

Nuveen Santa Barbara Global Dividend Growth Fund

Portfolio of Investments	July 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.5%

	COMMON STOCKS – 96.5%

	Aerospace & Defense – 6.1%

1,141	Boeing Company	$164,498

1,845	Honeywell International Inc.	193,817

2,896	Safran SA	219,012
	Total Aerospace & Defense	577,327

	Automobiles – 4.1%

2,497	Daimler AG	223,198

5,440	General Motors Company	171,414
	Total Automobiles	394,612

	Banks – 9.5%

65,700	BOC Hong Kong Holdings Limited	264,417

3,110	JP Morgan Chase & Co.	213,128

3,657	Wells Fargo & Company	211,631

8,192	Westpac Banking Corporation	208,740
	Total Banks	897,916

	Beverages – 2.0%

1,940	PepsiCo, Inc.	186,919

	Biotechnology – 1.2%

3,437	Grifols SA., Class B	112,221

	Consumer Finance – 1.7%

2,831	Discover Financial Services	157,998

	Containers & Packaging – 4.0%

19,276	Amcor Limited	203,034

2,553	Packaging Corp. of America	180,727
	Total Containers & Packaging	383,761

	Diversified Telecommunication Services – 3.7%

5,246	AT&T Inc.	182,246

139,487	HKT Trust and HKT Limited	169,854
	Total Diversified Telecommunication Services	352,100

	Electric Utilities – 4.1%

1,970	NextEra Energy Inc.	207,244

7,898	Scottish and Southern Energy PLC	186,859
	Total Electric Utilities	394,103

	Food & Staples Retailing – 2.8%

2,383	CVS Caremark Corporation	268,016

Nuveen Investments	27

Nuveen Santa Barbara Global Dividend Growth Fund (continued)

Portfolio of Investments	July 31, 2015

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 1.6%

1,889	Medtronic, PLC	$148,079

	Hotels, Restaurants & Leisure – 1.9%

11,170	Compass Group PLC	178,797

	Household Durables – 2.0%

1,083	Whirlpool Corporation	192,482

	Household Products – 3.8%

2,556	Colgate-Palmolive Company	173,859

1,999	Reckitt and Benckiser	191,956
	Total Household Products	365,815

	Insurance – 3.0%

3,156	Swiss Re AG	284,148

	IT Services – 2.1%

1,951	Accenture Limited, Class A	201,168

	Machinery – 1.8%

10,100	Kubota Corporation	173,053

	Metals & Mining – 1.4%

7,135	BHP Billiton Limited	137,945

	Oil, Gas & Consumable Fuels – 6.0%

1,569	Chevron Corporation	138,825

3,347	Kinder Morgan, Inc.	115,940

1,812	Phillips 66	144,054

3,419	Total SA	169,253
	Total Oil, Gas & Consumable Fuels	568,072

	Personal Products – 1.5%

744	L’Oreal	139,193

	Pharmaceuticals – 9.9%

4,031	AbbVie Inc.	282,210

3,528	Novo Nordisk AS, Class B	206,856

7,603	Pfizer Inc.	274,164

1,621	Sanofi-Synthelabo, SA	174,412
	Total Pharmaceuticals	937,642

	Professional Services – 3.0%

7,891	Experian PLC	147,999

2,745	Nielsen Holdings N.V	133,023
	Total Professional Services	281,022

	Road & Rail – 2.2%

2,115	Union Pacific Corporation	206,403

28	Nuveen Investments

Shares	Description (1)			Value

	Software – 4.0%

4,367	Microsoft Corporation			$203,939

2,412	SAP SE			172,872
	Total Software			376,811

	Technology Hardware, Storage & Peripherals – 3.9%

1,749	Apple, Inc.			212,154

5,905	EMC Corporation			158,785
	Total Technology Hardware, Storage & Peripherals			370,939

	Textiles, Apparel & Luxury Goods – 2.3%

2,873	VF Corporation			221,480

	Trading Companies & Distributors – 2.1%

16,525	Itochu Corporation			202,804

	Wireless Telecommunication Services – 4.8%

9,800	KDDI Corporation			249,122

53,523	Vodafone Group PLC			202,148
	Total Wireless Telecommunication Services			451,270
	Total Common Stocks (cost $8,015,942)			9,162,096

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.7%

	REPURCHASE AGREEMENTS – 3.7%

$347	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $346,556, collateralized by $340,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $355,844	0.000%	8/03/15	$346,556
	Total Short-Term Investments (cost $346,556)			346,556
	Total Investments (cost $8,362,498) – 100.2%			9,508,652
	Other Assets Less Liabilities – (0.2)%			(16,394)
	Net Assets – 100%			$9,492,258

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

See accompanying notes to financial statements.

Nuveen Investments	29

Nuveen Santa Barbara International Dividend Growth Fund

Portfolio of Investments	July 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.8%

	COMMON STOCKS – 96.8%

	Aerospace & Defense – 2.9%

1,454	Safran SA	$109,960

	Automobiles – 3.1%

1,304	Daimler AG	116,560

	Banks – 19.1%

30,000	BOC Hong Kong Holdings Limited	120,738

3,241	Danske Bank A/S	101,215

4,721	ForeningsSparbanken AB, Class A	110,654

9,004	HSBC Holdings PLC	81,512

16,500	Mitsubishi UFJ Financial Group Inc.	119,821

1,978	Toronto-Dominion Bank, WI/DD	79,810

3,866	Westpac Banking Corporation	98,509
	Total Banks	712,259

	Beverages – 2.9%

1,358	Heineken NV	106,995

	Biotechnology – 2.0%

2,312	Grifols SA., Class B	75,489

	Chemicals – 2.6%

511	Linde AG	96,584

	Containers & Packaging – 2.2%

7,702	Amcor Limited	81,125

	Diversified Telecommunication Services – 1.9%

59,000	HKT Trust and HKT Limited	71,844

	Electric Utilities – 5.1%

1,374	Red Electrica Corporacion SA	109,810

3,443	Scottish and Southern Energy PLC	81,458
	Total Electric Utilities	191,268

	Energy Equipment & Services – 1.4%

4,139	Tenaris SA	52,230

	Food Products – 2.3%

1,247	Groupe Danone	84,486

	Hotels, Restaurants & Leisure – 3.1%

7,354	Compass Group PLC	117,715

30	Nuveen Investments

Shares	Description (1)	Value

	Household Products – 2.8%

1,075	Reckitt and Benckiser	$103,228

	Insurance – 3.0%

1,225	Swiss Re AG	110,292

	Machinery – 2.4%

5,200	Kubota Corporation	89,097

	Media – 3.0%

4,914	WPP Group PLC	112,807

	Metals & Mining – 2.7%

5,129	BHP Billiton Limited	99,162

	Oil, Gas & Consumable Fuels – 5.1%

4,585	BG Group PLC	78,225

2,235	Total SA	110,641
	Total Oil, Gas & Consumable Fuels	188,866

	Personal Products – 2.0%

398	L’Oreal	74,461

	Pharmaceuticals – 12.4%

835	Merck KGaA	84,936

1,093	Novartis AG	113,564

2,784	Novo Nordisk AS, Class B	163,231

930	Sanofi-Synthelabo, SA	100,064
	Total Pharmaceuticals	461,795

	Professional Services – 4.5%

4,085	Experian PLC	76,616

1,900	Nielsen Holdings N.V	92,074
	Total Professional Services	168,690

	Software – 2.0%

1,032	SAP SE	73,965

	Trading Companies & Distributors – 3.4%

10,200	Itochu Corporation	125,180

	Wireless Telecommunication Services – 4.9%

4,300	KDDI Corporation	109,309

19,769	Vodafone Group PLC	74,665
	Total Wireless Telecommunication Services	183,974
	Total Long-Term Investments (cost $3,209,254)	3,608,032
	Other Assets Less Liabilities – 3.2%	119,040
	Net Assets – 100%	$3,727,072

Nuveen Investments	31

Nuveen Santa Barbara International Dividend Growth Fund (continued)

Portfolio of Investments	July 31, 2015

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

32	Nuveen Investments

Statement of

Assets and Liabilities	July 31, 2015

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Assets
Long-term investments, at value (cost $1,980,880,444, $8,015,942 and $3,209,254, respectively)	$2,691,166,140	$9,162,096	$3,608,032
Short-term investments, at value (cost approximates value)	39,694,652	346,556	—
Cash denominated in foreign currencies (cost $622)	—	—	622
Cash	—	—	92,557
Receivable for:
Dividends and interest	3,719,742	23,771	7,706
Investments sold	44,218,446	—	78,222
Reimbursement from Adviser	—	6,191	6,879
Reclaims	12,199	2,020	4,244
Shares sold	5,384,066	7,537	15,852
Other assets	158,808	25,944	14,402
Total assets	2,784,354,053	9,574,115	3,828,516
Liabilities
Payable for:
Investments purchased	11,330,052	—	43,636
Shares redeemed	3,463,896	33,459	—
Accrued expenses:
Management fees	1,434,603	—	—
Custodian fees	79,970	26,600	24,957
Professional fees	37,105	16,709	16,688
Shareholder reporting expenses	133,820	1,283	15,088
Shareholder servicing agent fees	31,095	1,239	362
Trustees fees	134,808	18	7
12b-1 distribution and service fees	601,845	2,372	601
Other	424,762	177	105
Total liabilities	17,671,956	81,857	101,444
Net assets	$2,766,682,097	$9,492,258	$3,727,072
Class A Shares
Net assets	$700,057,754	$5,330,093	$1,077,265
Shares outstanding	19,238,969	198,130	40,876
Net asset value (“NAV”) per share	$36.39	$26.90	$26.35
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$38.61	$28.54	$27.96
Class C Shares
Net assets	$533,430,059	$1,511,779	$419,310
Shares outstanding	14,683,851	56,254	16,017
NAV and offering price per share	$36.33	$26.87	$26.18
Class R3 Shares
Net assets	$17,046,354	$69,140	$65,786
Shares outstanding	465,116	2,571	2,500
NAV and offering price per share	$36.65	$26.89	$26.31
Class R6 Shares
Net assets	$32,185,663	$—	$—
Shares outstanding	878,310	—	—
NAV and offering price per share	$36.64	$—	$—
Class I Shares
Net assets	$1,483,962,267	$2,581,246	$2,164,711
Shares outstanding	40,757,231	95,938	82,076
NAV and offering price per share	$36.41	$26.91	$26.37
Net assets consist of:
Capital paid-in	$2,006,608,705	$8,425,730	$3,399,975
Undistributed (Over-distribution of) net investment income	2,564,435	(1,544)	(588)
Accumulated net realized gain (loss)	47,223,261	(77,992)	(70,873)
Net unrealized appreciation (depreciation)	710,285,696	1,146,064	398,558
Net assets	$2,766,682,097	$9,492,258	$3,727,072
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	33

Statement of

Operations	Year Ended July 31, 2015

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Investment Income (net of foreign tax withheld of $275,432, $6,354 and $7,424, respectively)	$62,792,743	$260,152	$97,629
Expenses
Management fees	16,360,683	67,487	25,085
12b-1 service fees – Class A Shares	1,774,276	10,665	1,671
12b-1 distribution and service fees – Class C Shares	4,935,767	11,568	3,298
12b-1 distribution and service fees – Class R3 Shares	84,732	331	323
Shareholder servicing agent fees	2,203,951	6,675	1,856
Custodian fees	309,366	61,497	59,917
Trustees fees	110,690	567	368
Professional fees	154,225	22,670	22,183
Shareholder reporting expenses	395,166	5,849	1,268
Federal and state registration fees	154,810	52,252	49,280
Other	90,427	4,820	4,644
Total expenses before fee waiver/expense reimbursement	26,574,093	244,381	169,893
Fee waiver/expense reimbursement	—	(127,903)	(129,739)
Net expenses	26,574,093	116,478	40,154
Net investment income (loss)	36,218,650	143,674	57,475
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	54,267,000	(30,589)	(61,333)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	181,450,714	488,292	69,431
Net realized and unrealized gain (loss)	235,717,714	457,703	8,098
Net increase (decrease) in net assets from operations	271,936,364	601,377	65,573

See accompanying notes to financial statements.

34	Nuveen Investments

Statement of

Changes in Net Assets

	Santa Barbara Dividend Growth		Santa Barbara Global Dividend Growth
	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$36,218,650	$39,295,674	$143,674	$263,539
Net realized gain (loss) from investments and foreign currency	54,267,000	89,308,890	(30,589)	67,243
Change in net unrealized appreciation (depreciation) of investments and foreign currency	181,450,714	196,696,205	488,292	318,974
Net increase (decrease) in net assets from operations	271,936,364	325,300,769	601,377	649,756
Distributions to Shareholders
From net investment income:
Class A Shares	(9,906,729)	(11,020,138)	(86,830)	(117,586)
Class C Shares	(3,247,075)	(3,598,405)	(15,191)	(16,445)
Class R3 Shares	(202,989)	(308,571)	(1,108)	(1,959)
Class R6 Shares	(550,793)	(974,208)	—	—
Class I Shares	(23,177,395)	(22,606,830)	(60,538)	(107,987)
From accumulated net realized gains:
Class A Shares	(19,891,939)	(4,026,647)	(41,874)	(20,931)
Class C Shares	(14,136,223)	(2,412,679)	(11,939)	(3,275)
Class R3 Shares	(397,730)	(127,785)	(752)	(425)
Class R6 Shares	(983,701)	(392,414)	—	—
Class I Shares	(40,743,229)	(7,292,346)	(37,677)	(20,313)
Return of capital:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(113,237,803)	(52,760,023)	(255,909)	(288,921)
Fund Share Transactions
Proceeds from sale of shares	878,358,526	819,181,175	3,433,404	2,837,476
Proceeds from shares issued to shareholders due to reinvestment of distributions	67,902,170	31,050,553	213,463	236,033
	946,260,696	850,231,728	3,646,867	3,073,509
Cost of shares redeemed	(773,439,621)	(890,310,214)	(2,011,688)	(1,271,555)
Net increase (decrease) in net assets from Fund share transactions	172,821,075	(40,078,486)	1,635,179	1,801,954
Net increase (decrease) in net assets	331,519,636	232,462,260	1,980,647	2,162,789
Net assets at the beginning of period	2,435,162,461	2,202,700,201	7,511,611	5,348,822
Net assets at the end of period	$2,766,682,097	$2,435,162,461	$9,492,258	$7,511,611
Undistributed (Over-distribution of) net investment income at the end of period	$2,564,435	$3,388,207	$(1,544)	$20,620

See accompanying notes to financial statements.

Nuveen Investments	35

Statement of Changes in Net Assets (continued)

	Santa Barbara International Dividend Growth
	Year Ended 7/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$57,475	$88,880
Net realized gain (loss) from investments and foreign currency	(61,333)	(4,527)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	69,431	81,926
Net increase (decrease) in net assets from operations	65,573	166,279
Distributions to Shareholders
From net investment income:
Class A Shares	(15,770)	(12,258)
Class C Shares	(5,089)	(6,020)
Class R3 Shares	(1,113)	(1,875)
Class R6 Shares	—	—
Class I Shares	(42,946)	(62,438)
From accumulated net realized gains:
Class A Shares	(1,423)	(4,874)
Class C Shares	(747)	(2,915)
Class R3 Shares	(162)	(1,241)
Class R6 Shares	—	—
Class I Shares	(5,005)	(30,008)
Return of capital:
Class A Shares	(502)	—
Class C Shares	(248)	—
Class R3 Shares	(49)	—
Class R6 Shares	—	—
Class I Shares	(1,515)	—
Decrease in net assets from distributions to shareholders	(74,569)	(121,629)
Fund Share Transactions
Proceeds from sale of shares	1,274,892	1,421,919
Proceeds from shares issued to shareholders due to reinvestment of distributions	43,312	53,827
	1,318,204	1,475,746
Cost of shares redeemed	(405,588)	(237,526)
Net increase (decrease) in net assets from Fund share transactions	912,616	1,238,220
Net increase (decrease) in net assets	903,620	1,282,870
Net assets at the beginning of period	2,823,452	1,540,582
Net assets at the end of period	$3,727,072	$2,823,452
Undistributed (Over-distribution of) net investment income at the end of period	$(588)	$7,693

See accompanying notes to financial statements.

36	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	37

Financial

Highlights

Santa Barbara Dividend Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/06)
2015	$34.21	$0.49	$3.25	$3.74	$(0.50)	$(1.06)	$(1.56)	$36.39
2014	30.54	0.54	3.85	4.39	(0.53)	(0.19)	(0.72)	34.21
2013	26.32	0.59	4.19	4.78	(0.56)	—	(0.56)	30.54
2012	24.37	0.53	1.91	2.44	(0.49)	—	(0.49)	26.32
2011	20.53	0.45	3.79	4.24	(0.40)	—	(0.40)	24.37
Class C (3/06)
2015	34.16	0.22	3.24	3.46	(0.23)	(1.06)	(1.29)	36.33
2014	30.49	0.29	3.85	4.14	(0.28)	(0.19)	(0.47)	34.16
2013	26.29	0.37	4.18	4.55	(0.35)	—	(0.35)	30.49
2012	24.33	0.33	1.93	2.26	(0.30)	—	(0.30)	26.29
2011	20.51	0.27	3.77	4.04	(0.22)	—	(0.22)	24.33
Class R3 (3/09)
2015	34.45	0.41	3.26	3.67	(0.41)	(1.06)	(1.47)	36.65
2014	30.75	0.45	3.89	4.34	(0.45)	(0.19)	(0.64)	34.45
2013	26.50	0.45	4.30	4.75	(0.50)	—	(0.50)	30.75
2012	24.53	0.44	1.96	2.40	(0.43)	—	(0.43)	26.50
2011	20.67	0.45	3.75	4.20	(0.34)	—	(0.34)	24.53
Class R6 (3/13)
2015	34.42	0.61	3.26	3.87	(0.59)	(1.06)	(1.65)	36.64
2014	30.69	0.64	3.89	4.53	(0.61)	(0.19)	(0.80)	34.42
2013(d)	29.09	0.19	1.55	1.74	(0.14)	—	(0.14)	30.69
Class I (3/06)
2015	34.23	0.58	3.25	3.83	(0.59)	(1.06)	(1.65)	36.41
2014	30.55	0.62	3.86	4.48	(0.61)	(0.19)	(0.80)	34.23
2013	26.33	0.66	4.19	4.85	(0.63)	—	(0.63)	30.55
2012	24.38	0.57	1.93	2.50	(0.55)	—	(0.55)	26.33
2011	20.54	0.50	3.79	4.29	(0.45)	—	(0.45)	24.38

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

11.21%	$700,058	1.00%		1.37%		1.00%		1.37%		28%
14.50	691,389	1.01		1.64		1.01		1.64		29
18.41	602,575	1.03		2.09		1.03		2.09		23
10.16	324,040	1.05		2.11		1.05		2.11		26
20.71	129,211	1.18		1.90		1.18		1.90		15

10.37	533,430	1.75		0.62		1.75		0.62		28
13.65	449,211	1.76		0.89		1.76		0.89		29
17.51	331,702	1.78		1.31		1.78		1.31		23
9.35	157,389	1.80		1.32		1.80		1.32		26
19.81	51,167	1.92		1.16		1.92		1.16		15

10.92	17,046	1.25		1.14		1.25		1.14		28
14.23	21,565	1.26		1.38		1.26		1.38		29
18.12	17,312	1.29		1.56		1.29		1.56		23
9.92	2,638	1.30		1.72		1.30		1.72		26
20.39	55	1.49		1.94		1.44		1.99		15

11.57	32,186	0.67		1.70		0.67		1.70		28
14.92	36,352	0.68		1.94		0.68		1.94		29
6.01	43,893	0.72	*	1.78	*	0.72	*	1.78	*	23

11.48	1,483,962	0.75		1.62		0.75		1.62		28
14.81	1,236,645	0.76		1.89		0.76		1.89		29
18.69	1,205,829	0.78		2.34		0.78		2.34		23
10.44	712,297	0.80		2.29		0.80		2.29		26
20.99	141,142	0.91		2.10		0.91		2.10		15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period March 25, 2013 (commencement of operations) through July 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	39

Financial Highlights (continued)

Santa Barbara Global Dividend Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/12)
2015	$25.63	$0.48	$1.60	$2.08	$(0.51)	$(0.30)	$(0.81)	$26.90
2014	24.20	0.99	1.46	2.45	(0.85)	(0.17)	(1.02)	25.63
2013	21.49	0.73	2.61	3.34	(0.63)	—	(0.63)	24.20
2012(d)	20.00	0.05	1.44	1.49	—	—	—	21.49
Class C (6/12)
2015	25.61	0.28	1.60	1.88	(0.32)	(0.30)	(0.62)	26.87
2014	24.18	0.78	1.48	2.26	(0.66)	(0.17)	(0.83)	25.61
2013	21.47	0.52	2.64	3.16	(0.45)	—	(0.45)	24.18
2012(d)	20.00	0.02	1.45	1.47	—	—	—	21.47
Class R3 (6/12)
2015	25.62	0.39	1.62	2.01	(0.44)	(0.30)	(0.74)	26.89
2014	24.19	0.89	1.49	2.38	(0.78)	(0.17)	(0.95)	25.62
2013	21.48	0.70	2.58	3.28	(0.57)	—	(0.57)	24.19
2012(d)	20.00	0.04	1.44	1.48	—	—	—	21.48
Class I (6/12)
2015	25.64	0.50	1.64	2.14	(0.57)	(0.30)	(0.87)	26.91
2014	24.20	1.02	1.50	2.52	(0.91)	(0.17)	(1.08)	25.64
2013	21.50	0.82	2.57	3.39	(0.69)	—	(0.69)	24.20
2012(d)	20.00	0.05	1.45	1.50	—	—	—	21.50

40	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

8.28%	$5,330	2.94%		0.24%		1.38%		1.81%		24%
10.21	3,618	2.69		2.64		1.42		3.91		42
15.76	2,163	4.43		0.14		1.42		3.15		25
7.45	54	22.48	*	(19.47	)*	1.42	*	1.60	*	—

7.47	1,512	3.69		(0.51)		2.13		1.06		24
9.41	810	3.39		1.86		2.17		3.09		42
14.87	414	5.07		(0.63)		2.17		2.27		25
7.35	54	23.25	*	(20.23	)*	2.17	*	0.85	*	—

8.01	69	3.16		(0.06)		1.63		1.47		24
9.94	64	3.01		2.19		1.67		3.53		42
15.46	60	4.53		0.19		1.67		3.05		25
7.40	54	22.75	*	(19.74	)*	1.67	*	1.35	*	—

8.55	2,581	2.64		0.40		1.14		1.91		24
10.52	3,020	2.50		2.70		1.17		4.03		42
16.01	2,711	4.12		0.61		1.17		3.56		25
7.50	914	22.25	*	(19.24	)*	1.17	*	1.84	*	—

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV , if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period June 11, 2012 (commencement of operations) through July 31, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	41

Financial Highlights (continued)

Santa Barbara International Dividend Growth

Selected data for a share outstanding throughout each period:

		Investment Operations					Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)		Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (6/12)
2015	$26.46	$0.49		$(0.03)		$0.46	$(0.49)	$(0.06)	$(0.02)	$(0.57)	$26.35
2014	25.59	1.07		1.11		2.18	(0.81)	(0.50)	—	(1.31)	26.46
2013	21.23	0.39		4.30		4.69	(0.31)	(0.02)	—	(0.33)	25.59
2012(d)	20.00	0.01		1.22		1.23	—	—	—	—	21.23
Class C (6/12)
2015	26.33	0.27		—	**	0.27	(0.34)	(0.06)	$(0.02)	(0.42)	26.18
2014	25.51	0.84		1.13		1.97	(0.65)	(0.50)	—	(1.15)	26.33
2013	21.21	0.18		4.31		4.49	(0.17)	(0.02)	—	(0.19)	25.51
2012(d)	20.00	(0.01)		1.22		1.21	—	—	—	—	21.21
Class R3 (6/12)
2015	26.44	0.38		0.01		0.39	(0.44)	(0.06)	$(0.02)	(0.52)	26.31
2014	25.58	0.85		1.26		2.11	(0.75)	(0.50)	—	(1.25)	26.44
2013	21.23	0.30		4.32		4.62	(0.25)	(0.02)	—	(0.27)	25.58
2012(d)	20.00	—	**	1.23		1.23	—	—	—	—	21.23
Class I (6/12)
2015	26.47	0.52		—	**	0.52	(0.54)	(0.06)	$(0.02)	(0.62)	26.37
2014	25.59	1.04		1.21		2.25	(0.87)	(0.50)	—	(1.37)	26.47
2013	21.24	0.45		4.29		4.74	(0.37)	(0.02)	—	(0.39)	25.59
2012(d)	20.00	0.02		1.22		1.24	—	—	—	—	21.24

42	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

1.86%	$1,077	5.58%		(2.29)%	1.37%		1.91%		15%
8.55	469	6.08		(0.66)	1.42		4.00		23
22.20	123	8.89		(5.83)	1.42		1.64		23
6.15	53	22.69	*	(20.97)*	1.43	*	0.29	*	2

1.12	419	6.30		(3.12)	2.13		1.05		15
7.77	309	6.61		(1.27)	2.17		3.17		23
21.23	64	8.15		(5.20)	2.17		0.78		23
6.05	53	23.44	*	(21.70)*	2.18	*	(0.45	)*	2

1.59	66	5.85		(2.75)	1.63		1.47		15
8.29	66	6.51		(1.66)	1.67		3.18		23
21.84	64	7.66		(4.71)	1.67		1.28		23
6.15	53	22.94	*	(21.22)*	1.68	*	0.04	*	2

2.09	2,165	5.35		(2.22)	1.13		2.00		15
8.86	1,979	5.94		(0.90)	1.17		3.88		23
22.46	1,289	7.44		(4.38)	1.17		1.89		23
6.20	903	22.43	*	(20.70)*	1.18	*	0.55	*	2

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV , if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period June 11, 2012 (commencement of operations) through July 31, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	43

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Global Dividend Growth Fund (“Santa Barbara Global Dividend Growth”) and Nuveen Santa Barbara International Dividend Growth Fund (“Santa Barbara International Dividend Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Funds is July 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Santa Barbara Asset Management, LLC (“Santa Barbara”), an affiliate of Nuveen, under which Santa Barbara manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Santa Barbara Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying common and preferred stocks. Companies in certain economic sectors of the market have historically provided higher dividend yields than companies in other sectors and industries. As a result, given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to these higher dividend-yield sectors and industries than the broad equity market. The Fund may invest in small-, mid- and large- cap companies. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Santa Barbara Global Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests between 40% and 75% of its net assets in non-U.S. securities. The Fund may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

Santa Barbara International Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. securities. The Fund may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

44	Nuveen Investments

As of the end of reporting period, the following Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Santa Barbara International Dividend Growth
Outstanding when-issued/delayed delivery purchase commitments	$4,055

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Nuveen Investments	45

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

46	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Santa Barbara Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$2,691,166,140	$—	$—	$2,691,166,140
Short-Term Investments:
Repurchase Agreements	—	39,694,652	—	39,694,652
Total	$2,691,166,140	$39,694,652	$—	$2,730,860,792

Santa Barbara Global Dividend Growth
Long-Term Investments*:
Common Stocks	$9,162,096	$—	$—	$9,162,096
Short-Term Investments:
Repurchase Agreements	—	346,556	—	346,556
Total	$9,162,096	$346,556	$—	$9,508,652

Santa Barbara International Dividend Growth
Long-Term Investments*:
Common Stocks	$3,608,032	$—	$—	$3,608,032
*	Refer to the Fund’s portfolio of investments for industry classifications.

The following table presents the transfers in and out of the three valuation levels for the following Funds as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Santa Barbara Global Dividend Growth
Common Stocks	$3,718,605	$—	$—	$(3,718,605)	$—	$—
Santa Barbara International Dividend Growth
Common Stocks	$3,263,089	$—	$—	$(3,263,089)	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

Nuveen Investments	47

Notes to Financial Statements (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, Santa Barbara Global Dividend Growth’s and Santa Barbara International Dividend Growth’s investments in non-U.S. securities were as follows:

Santa Barbara Global Dividend Growth	Value	% of Net Assets
Country:
United Kingdom	$907,759	9.6%
France	701,870	7.4
Japan	624,979	6.6
Australia	549,719	5.8
Hong Kong	434,271	4.6
Germany	396,071	4.1
Switzerland	284,148	3.0
Denmark	206,856	2.2
Spain	112,221	1.2
Total non-U.S. securities	$4,217,894	44.5%

Santa Barbara International Dividend Growth
Country:
United Kingdom	$726,226	19.5%
France	479,610	12.8
Japan	443,406	11.9
Germany	372,045	10.0
Australia	278,797	7.5
Denmark	264,448	7.1
Switzerland	223,856	6.0
Hong Kong	192,583	5.1
Spain	185,299	5.0
Other	349,688	9.4
Total non-U.S. securities	$3,515,958	94.3%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign

48	Nuveen Investments

exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Santa Barbara Dividend Growth	Fixed Income Clearing Corporation	$39,694,652	$(39,694,652)	$—
Santa Barbara Global Dividend Growth	Fixed Income Clearing Corporation	346,556	(346,556)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	49

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 7/31/15		Year Ended 7/31/14
Santa Barbara Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,020,263	$251,172,222	7,364,540	$238,921,859
Class A – automatic conversion of Class B Shares	—	—	28,255	989,636
Class B – exchanges	—	—	1,433	45,727
Class C	3,475,161	124,061,159	3,944,888	125,806,677
Class R3	242,081	8,704,036	330,162	10,748,180
Class R6	59,842	2,154,402	1,391,455	42,908,930
Class I	13,787,328	492,266,707	12,320,199	399,760,166
Shares issued to shareholders due to reinvestment of distributions:
Class A	670,300	23,349,338	381,217	12,435,839
Class B	—	—	369	11,784
Class C	259,220	8,965,482	91,776	2,979,346
Class R3	14,262	499,823	12,433	409,230
Class R6	38,538	1,352,404	30,910	1,008,449
Class I	966,766	33,735,123	435,265	14,205,905
	26,533,761	946,260,696	26,332,902	850,231,728
Shares redeemed:
Class A	(8,661,798)	(308,613,761)	(7,297,010)	(241,230,373)
Class B	—	—	(19,044)	(615,910)
Class B – automatic conversion to Class A Shares	—	—	(28,336)	(989,636)
Class C	(2,201,701)	(78,604,335)	(1,762,786)	(57,769,314)
Class R3	(417,212)	(14,639,505)	(279,566)	(9,534,713)
Class R6	(276,284)	(9,830,419)	(1,796,234)	(60,224,623)
Class I	(10,125,309)	(361,751,601)	(16,095,526)	(519,945,645)
	(21,682,304)	(773,439,621)	(27,278,502)	(890,310,214)
Net increase (decrease)	4,851,457	$172,821,075	(945,600)	$(40,078,486)

	Year Ended 7/31/15		Year Ended 7/31/14
Santa Barbara Global Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	79,479	$2,119,098	80,290	$2,019,387
Class C	28,254	745,354	13,946	355,205
Class R3	80	2,160	—	—
Class I	21,569	566,792	18,445	462,884
Shares issued to shareholders due to reinvestment of distributions:
Class A	4,916	126,689	5,338	135,974
Class C	998	25,587	692	17,651
Class R3	—	10	—	—
Class I	2,385	61,177	3,241	82,408
	137,681	3,646,867	121,952	3,073,509
Shares redeemed:
Class A	(27,400)	(720,248)	(33,880)	(863,599)
Class C	(4,613)	(123,193)	(154)	(3,945)
Class R3	(9)	(243)	—	—
Class I	(45,803)	(1,168,004)	(15,928)	(404,011)
	(77,825)	(2,011,688)	(49,962)	(1,271,555)
Net increase (decrease)	59,856	$1,635,179	71,990	$1,801,954

50	Nuveen Investments

	Year Ended 7/31/15		Year Ended 7/31/14
Santa Barbara International Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	28,976	$760,773	18,021	$479,880
Class C	5,851	156,701	9,597	254,730
Class R3	—	—	—	—
Class I	13,933	357,418	25,825	687,309
Shares issued to shareholders due to reinvestment of distributions:
Class A	628	16,101	515	13,756
Class C	180	4,573	219	5,812
Class R3	—	—	—	—
Class I	885	22,638	1,281	34,259
	50,453	1,318,204	55,458	1,475,746
Shares redeemed:
Class A	(6,464)	(167,713)	(5,625)	(149,980)
Class C	(1,758)	(45,592)	(572)	(15,349)
Class R3	—	—	—	—
Class I	(7,512)	(192,283)	(2,720)	(72,197)
	(15,734)	(405,588)	(8,917)	(237,526)
Net increase (decrease)	34,719	$912,616	46,541	$1,238,220

5. Investment Transactions

Long-term purchases and sales during the current fiscal period were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Purchases	$812,880,828	$3,370,730	$1,318,465
Sales	723,288,821	1,923,105	447,518

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of July 31, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Cost of investments	$2,024,388,574	$8,403,744	$3,239,727
Gross unrealized:
Appreciation	$731,917,483	$1,316,397	$504,129
Depreciation	(25,445,265)	(211,489)	(135,824)
Net unrealized appreciation (depreciation) of investments	$706,472,218	$1,104,908	$368,305

Nuveen Investments	51

Notes to Financial Statements (continued)

Permanent differences, primarily due to distribution reallocations, federal taxes paid, foreign currency transactions and return of capital distributions, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2015, the Funds’ tax year end, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Capital paid-in	$(3)	$—	$(2,333)
Undistributed (Over-distribution of) net investment income	42,559	(2,171)	1,476
Accumulated net realized gain (loss)	(42,556)	2,171	857

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2015, the Funds’ tax year end, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Undistributed net ordinary income[1]	$2,564,435	$—	$—
Undistributed net long-term capital gains	51,036,739	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2015 and July 31, 2014, was designated for purposes of the dividends paid deduction as follows:

2015	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Distributions from net ordinary income[1]	$55,136,232	$189,976	$66,619
Distributions from net long-term capital gains[2]	58,101,571	65,933	5,636
Return of capital	—	—	2,314

2014	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Distributions from net ordinary income[1]	$21,482,017	$43,016	$9,391
Distributions from net long-term capital gains	54,580,210	55,917	5,636
Return of capital	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]	The Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2015.

As of July 31, 2015, the Funds’ tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Santa Barbara International Dividend Growth Fund
Capital loss carryforwards – not subject to expiration	$40,400

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Post-October capital losses[3]	$36,746	$—
Late-year ordinary losses[4]	1,544	588
[3]	Capital losses incurred from November 1, 2014 through July 31, 2015, the Funds’ tax year end.
[4]	Ordinary losses incurred from January 1, 2015 through July 31, 2015, and/or specified losses incurred from November 1, 2014 through July 31, 2015.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Santa Barbara is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

52	Nuveen Investments

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
For the first $125 million	0.5000%	0.6500%	0.6500%
For the next $125 million	0.4875	0.6375	0.6375
For the next $250 million	0.4750	0.6250	0.6250
For the next $500 million	0.4625	0.6125	0.6125
For the next $1 billion	0.4500	0.6000	0.6000
For net assets over $2 billion	0.4250	0.5750	0.5750

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2015, the complex-level fee rate for each Fund was 0.1639%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap		Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	N/A		N/A	1.25%
Santa Barbara Global Dividend Growth	1.07	%*	September 30, 2016	N/A
Santa Barbara International Dividend Growth	1.07	*	September 30, 2016	N/A
*	Effective May 14, 2015, Santa Barbara Global Dividend Growth’s and Santa Barbara International Dividend Growth’s temporary Expense Cap was 1.20% for the period August 1, 2014 through May 13, 2015.

N/A – Not applicable.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Sales charges collected (Unaudited)	$1,783,402	$45,056	$16,726
Paid to financial intermediaries (Unaudited)	1,595,569	39,985	14,954

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	53

Notes to Financial Statements (continued)

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Commission advances (Unaudited)	$1,343,887	$11,160	$2,927

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
12b-1 fees retained (Unaudited)	$932,403	$6,148	$2,043

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
CDSC retained (Unaudited)	$80,112	$45	$—

As of the end of the reporting period, Nuveen owned shares of the following Funds as follows:

	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Class A Shares	2,500	2,500
Class C Shares	2,500	2,500
Class R3 Shares	2,500	2,500
Class I Shares	42,500	42,500

8. Borrowing Arrangements

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

9. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Funds’ financial statement disclosures.

54	Nuveen Investments

10. Subsequent Events

Change in Contingent Deferred Sales Charge (CDSC) Schedule

Effective November 1, 2015, shareholders purchasing $1 million or more of Class A Shares at NAV without an up-front sales charge will be assessed a CDSC of 1.00% on any shares redeemed within eighteen months of purchase, unless the redemption is eligible for a CDSC reduction or waiver as specified in the Funds’ statement of additional information.

Nuveen Investments	55

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Santa Barbara Asset Management, LLC 2049 Century Park East 17th Floor Los Angeles, CA 90067	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
% QDI	100%	89%	100%
% DRD	95%	35%	0%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

56	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Global Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper International Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Nuveen Investments	57

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Santa Barbara Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made a site visit to the Sub-Adviser in January 2015.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the

58	Nuveen Investments

services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements for each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015 (or for such shorter periods available for Nuveen Santa Barbara Global Dividend Growth Fund (the “Global Dividend Growth Fund”) and Nuveen Santa Barbara International Dividend Growth Fund (the “International Dividend Growth Fund”), which did not exist for part of the foregoing time frame). In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Santa Barbara Dividend Growth Fund (the “Dividend Growth Fund”), the Board noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the first quartile in the one-year period and second quartile in the three- and five-year periods. Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

For the Global Dividend Growth Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile and outperformed its benchmark in the one-year period. The Board noted, however, that the Fund was relatively new with a performance history that was too short to make a conclusive assessment of its limited performance record.

For the International Dividend Growth Fund, the Board noted that the Fund ranked in its Performance Peer Group in the fourth quartile and underperformed its benchmark in the one-year period. The Board recognized that exposure to two energy companies was a primary contributor to the

60	Nuveen Investments

underperformance. The Board noted, however, that, although the Fund underperformed its benchmark for the quarter ending March 31, 2015, it ranked in the first quartile for such period. The Board further noted that the Fund was relatively new with a performance history that was too short to make a conclusive assessment of its limited performance record.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members recognized that the Global Dividend Growth Fund had a net expense ratio higher than the peer average, but a net management fee that was below the peer average (as the Fund did not have a management fee after fee waivers and expense reimbursements for the latest fiscal year), and the Dividend Growth Fund and the International Dividend Growth Fund had a net management fee below their respective peer average (noting, in the case of the International Dividend Growth Fund, that there was not a management fee for the Fund after fee waivers and expense reimbursements for the latest fiscal year) and a net expense ratio below or in line with their respective peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included

62	Nuveen Investments

breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Funds through the adoption of temporary or permanent expense caps. The Board further noted the proposed reduction in the temporary expense cap for the Global Dividend Growth Fund and the International Dividend Growth Fund. The Independent Board Members further considered that, as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	194
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	194
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	194
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	194

64	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	194
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	194
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	194
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	194
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	194

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Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	194
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	194

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	195
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	195
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	195

66	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	195
Sherri A. Hlavacek 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015

Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.

				195
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	195
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	195
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	195
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	195
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	195

Nuveen Investments	67

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

68	Nuveen Investments

Notes

Nuveen Investments	69

Notes

70	Nuveen Investments

Notes

Nuveen Investments	71

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-SBGDG-0715P        10416-INV-Y-09/16

Mutual Funds

Nuveen Equity Funds

Annual Report July 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Tradewinds Emerging Markets Fund	NTEAX	NTECX	NTERX	NTEIX
Nuveen Tradewinds Global All-Cap Fund	NWGAX	NWGCX	NGARX	NWGRX
Nuveen Tradewinds International Value Fund	NAIGX	NCIGX	NTITX	NGRRX
Nuveen Tradewinds Japan Fund	NTJAX	NTJCX	—	NTJIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its ultra-loose monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

A large consensus expects at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture remains somewhat uncertain. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the United States. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 21, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Tradewinds Emerging Markets Fund

Nuveen Tradewinds Global All-Cap Fund

Nuveen Tradewinds International Value Fund

Nuveen Tradewinds Japan Fund

All of these Funds feature portfolio management by Tradewinds Global Investors, LLC, (Tradewinds) an affiliate of Nuveen Investments, Inc. Emily Alejos, CFA, and Andrew Thelen, CFA, serve as Co-Chief Investment Officers for Tradewinds. They co-manage the Nuveen Tradewinds Global All-Cap Fund. Peter Boardman is the portfolio manager for the Nuveen Tradewinds International Value Fund and the Nuveen Tradewinds Japan Fund. Emily also serves as the sole portfolio manager for the Nuveen Tradewinds Emerging Markets Fund. Here they discuss economic and equity market conditions, key investment strategies and performance of the Funds for the twelve-month reporting period ended July 31, 2015.

What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended July 31, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in the year continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement but also highlighted the policy makers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption, and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September. During the September 2015 meeting (subsequent to the close of this reporting period), the Fed decided to keep the federal funds rate near zero despite broad speculation it would increase rates. The Committee

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed’s goals of maximum employment and inflation approaching two percent.

According to the government’s revised estimate, the U.S. economy increased at a 3.7% annualized rate in the second quarter of 2015, as measured by GDP, compared with a decrease of 0.6% in the first quarter of 2015 and increases of 5.0% in the third quarter 2014 and 2.2% in the fourth quarter 2014. The increase in real GDP in the second quarter reflected positive contributions from personal consumption expenditures, exports, state and local government spending, and residential fixed investment that were partly offset by negative contributions from federal government spending, private inventory investment, and nonresidential fixed investment. The Consumer Price Index (CPI) increased 0.1% year-over-year as of July 2015. The core CPI (which excludes food and energy) increased 0.1% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of July 2015, the U.S. unemployment rate was 5.3%, a level not seen since mid-2008. This figure is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading in June 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.5% for the twelve months ended June 2015 (most recent data available at the time this report was prepared).

In the equity markets, the current U.S. bull market entered its seventh year during the reporting period. After dropping sharply in October 2014, equities surged upward again, although with heightened volatility, to reach multiple new highs throughout the remaining months of the reporting period. For example, the bellwether S&P 500® Index set a new all-time high in late December 2014, then dropped 3% in January 2015, before rebounding in the following months to hit several more new highs, finishing the reporting period with an 11.21% return. Overall, international markets ended the reporting period on a weak note with the MSCI EAFE Index down 0.28% and emerging markets down 13.38%, as measured by MSCI Emerging Markets Index. Dollar strength undermined U.S. dollar denominated equity returns as it hit multi-year highs. European markets finished the reporting period solidly in negative territory, whereas Japan’s market experienced a resurgence returning 8.20% as measured by the MSCI Japan Index.

How did the Funds perform during the twelve-month reporting period ended July 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the one-year, five-year, ten-year and/or since inception periods ended July 31, 2015. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market indexes and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month reporting period ended July 31, 2015 and how did these strategies influence performance?

Nuveen Tradewinds Emerging Markets Fund

The Fund’s Class A Shares at NAV underperformed both the MSCI Emerging Markets Index and the Lipper classification average for the twelve-month reporting period ending July 31, 2015.

The Fund seeks to provide long-term capital appreciation by investing in emerging market companies, using a disciplined, value oriented process. Under normal market conditions, at least 80% of the Fund’s net assets are invested in securities of emerging market issuers. The Fund invests primarily in equity securities, but it may invest up to 20% of its net assets in debt securities of companies located in emerging market countries. The Fund’s investment strategy is not designed to track the performance of any specific benchmark. However, for reporting purposes we use benchmarks for comparison.

The Fund’s relative underperformance was entirely driven by stock selection effects. Brazilian fertilizer mixer and distributor Fertilizantes Heringer S.A. was a leading detractor from the Fund’s performance during the reporting period. The company has been heavily affected by the general weakness across the commodity complex, with weak crop prices limiting the ability of farmers to purchase the company’s products. Nevertheless, we believe Heringer is well-positioned for any recovery and that the company’s valuations are attractive enough to offset current challenges.

Oil/gas producer Bankers Petroleum Limited also detracted. Bankers has been negatively affected by the pronounced downdraft in oil prices, but we believe the company may be able to manage this difficult environment effectively. Bankers has a strong balance

6	Nuveen Investments

sheet, which means the company doesn’t have as much pressure as some of its peers in this time when earnings will necessarily be trimmed.

Malaysian media company Media Prima Berhad was another detractor from the Fund’s performance. The company suffered from currency headwinds, as well as general economic weakness in Malaysia which has negatively affected advertising spending. We are carefully monitoring company developments to determine appropriate exposure, balancing Media Prima’s relatively strong balance sheet against lack of visibility into macroeconomic timing.

A leading contributor to the Fund’s performance included South Africa-based building materials retailer Cashbuild Limited. Despite a difficult local economic environment, the company achieved decent revenue and earnings growth. Cashbuild continues to make progress in improving and growing its existing format stores, while also expanding its newer smaller format locations.

Agricultural chemicals company UPL Limited was another top positive contributor. We believe the company has been successful in utilizing its low-cost advantage to grow organically in the attractive pesticides market. Considering the rising share of agricultural chemicals losing patent protection, as well as the industry’s high barriers to entry, we believe established generic chemical manufacturers like UPL are well-positioned going forward.

Chinese insurance company Ping An Insurance Group Company of China Limited was another leading contributor. Beyond benefiting from the tremendous rally in Chinese equities in the early part of the reporting period, we find the company has discovered continued growth opportunities. That growth sometimes comes at the cost of capital expenditures and the company engaged in some dilutive share issuance to raise capital. In our view, investors didn’t appear to be particularly fazed by this, however, as we believe the company’s ambitions and their associated costs are widely understood. Further, now that the issuance has been approved by regulators and is a known variable, we believe an uncertainty overhang has been removed.

Overall, the utilities sector led relative detraction, driven by declining stock prices from various geographies and industries. Other key detracting sectors included industrials, energy and materials. The telecommunication services sector helped to offset some of this detraction. The sector benefited from appreciation in several regionally-focused telecom companies. No other sectors provided positive relative contribution during the reporting period.

China was a news-heavy region during the reporting period. The country’s economy appears to be slowing at a fundamental level and its markets experienced a tremendous late period sell-off following a long and intense rally. It appears that margin debt had fueled much of the Chinese market and the sell-off catalyzed margin calls which led to further sell-offs in a vicious cycle. The Chinese government is engaging in broad interventions in an effort to stem market losses. These efforts may be reflected in the temporary recovery seen in July 2015, but markets remain well below previous peaks and have resumed a downward trend.

Russia also faced challenges during the reporting period. The country continues to face international pressures due to its actions in Ukraine and falling energy commodity prices have also created headwinds for the country due to its substantial exposure to oil/gas revenues. These factors, among others, have led to major declines in the ruble and have created a difficult environment for Russian businesses. Our underweight position in Russia reflected our view that there is little visibility for the country’s macroeconomic future, though we believe select businesses trade at prices that are discounted enough so as to provide a reasonable buffer against this uncertainty.

Nuveen Tradewinds Global All-Cap Fund

The Fund’s Class A Shares at NAV underperformed the MSCI All Country World Index and the Lipper classification average during the twelve-month reporting period ended July 31, 2015.

During this reporting period, the Fund continued to pursue its investment strategy of seeking long-term capital appreciation by investing primarily in a diversified global portfolio of value equity securities. Our basic investment philosophy continued to be to search for good or improving business franchises around the globe whose securities were selling at a discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark. However, for reporting purposes we use benchmarks for comparison.

Much of the Fund’s relative underperformance to the MSCI ACWI was due to stock selection in the industrials, energy, materials, utilities, consumer staples and information technology sectors, and underweight consumer discretionary. The Fund’s return was aided by stock selection in the financials, health care and telecommunication services sectors.

The worst performing sector on a relative basis was the industrial sector led by AirAsia Berhad, the largest and lowest cost carrier in Association of Southeast Asian Nations (ASEAN). The company still suffers from negative sentiment associated with the tragic crash of an affiliate’s plane late last year. Additionally, the company faced headwinds due to a temporary marketing halt following the crash, weakening of the Malaysian Ringgit and difficulties in its Indonesian and Filipino affiliates. Furthermore, a widely-read negative research report questioning AirAsia’s financial strength also weighed on the stock. Despite all these challenges, we’re still attracted to the growing markets served by AirAsia, the company’s low-cost structure, the rationalizing of the company’s competitive environment and improving passenger volumes.

The energy sector also detracted from performance led by Canadian-based Bankers Petroleum Limited, the worst performer during the reporting period and U.S. based Apache Corporation, the second worst performer. Both companies are engaged in the exploration and production of oil and natural gas. Bankers’ has been negatively affected by the pronounced downdraft in oil prices, but we believe the company should be able to manage this difficult environment effectively. The company has a strong balance sheet, which means the company doesn’t have as much pressure as some of its peers at this time when earnings will necessarily be trimmed. In addition, we believe Bankers is taking the actions it should in the context of current oil prices, such as reducing its rig count, allocating the most capital to its least risky projects and hedging its production. With what we view as the company’s stable positioning in a weak pricing environment, combined with the ability to nimbly shift focus if prices start to reverse, we believe Bankers remains a worthwhile investment. We continue to watch the company carefully as oil prices develop. Apache’s outlook has also suffered as crude oil prices have plunged, pressuring the company to shift its operational efforts to try and better match up with the current price environment. Although the company’s decision to cut back on overseas production in favor of North American shale exploration reduces the company’s exposure to geopolitical risk, particularly with respect to Egypt, there is some concern about whether the U.S. shale business can remain competitive if crude oil prices remain weak. Despite uncertainty in the oil commodity markets, we continue to believe in the underlying fundamentals of the company. We believe the sale of Apache’s stake in two liquefied natural gas (LNG) projects in Australia and Canada in mid-December should boost cash flow and allow the company to focus on its core business in U.S. onshore operations. We view Apache as better positioned than its competitors in the current market environment, but given the risk of a prolonged drop in oil and gas prices we continue to carefully monitor the stock.

The financials sector was the best performing sector during the reporting period and home to the Fund’s top two performers: UBS AG, the Swiss-based retail and commercial banking services provider and MS&AD Insurance Group Holdings, Inc. which engages in the management of its group of insurance companies.

Switzerland generated many headlines in January 2015 when the Swiss National Bank moved to break the franc away from its set value against the euro to promote exchange rate stability and this dropping the peg with the euro has strengthened that currency and led to gains. The stock prices of many Swiss companies declined significantly following the news. UBS’ stock price, like many Swiss companies, initially declined. Since then the stock price has recovered and the company reported a substantial beat to its quarter one net profits in May 2015 across all its businesses segments. Further, UBS settled most of its remaining litigation issues and continued to consolidate its business efforts. We believe the company is now well-positioned to expand its earnings yet again.

In February 2015, MS&AD announced its earnings and the company beat net profit expectations by a large margin, assisted by favorable conditions in MS&AD’s non-life-insurance business. In May 2015 the company announced an upward revision to the 2015 guidance and year-end dividend. In general, Japan’s equity markets appear to have benefited from the Government Pension Investment Fund decision to increase its holdings of Japanese stocks. Finally, MS&AD has an overweight position in assets outside of Japan, and we believe the company is therefore advantageously positioned relative to continued yen weakness.

Teva Pharmaceutical Industries Limited, a global biopharmaceutical company focused primarily on generic drugs and a member of the health care sector was another top performer. The company’s top-selling multiple-sclerosis drug, Copaxone, accounts for a

8	Nuveen Investments

meaningful portion of Teva’s profits. The U.S. approved a higher dose, longer lasting version of the drug during the period that will extend its patent protection. The company also has a new promising pipeline of products for migraine and tardive dyskinesia, a Parkinson ’s disease side effect. The company’s Q3 and Q4 2014 results beat the market’s expectations and the company had raised its 2014 guidance and reaffirmed its 2015 guidance. The Q1 2015 results followed the upward trend of the previous three quarters. In July 2015, the company announced it will acquire Allergan Inc.’s generic business. We view this deal as a positive given the significant economies of scale in combining two large generic drug manufacturers. This will also significantly expand TEVA’s generic pipeline.

Nuveen Tradewinds International Value Fund

The Fund’s Class A Shares at NAV outperformed the MSCI EAFE Index and the Lipper classification average for the twelve-month reporting period ended July 31, 2015.

Our investment strategy remained focused on seeking companies with strong franchises whose shares were trading at a significant discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests primarily in non-U.S. equity securities issued in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark. However, for reporting purposes we use benchmarks for comparison.

The financials sector was the leading contributor to performance on a relative basis, led by strength among Japanese and European companies. The energy sector was the primary detractor from relative performance, driven by declines in oil/gas producers negatively affected by a weak pricing environment.

The Fund’s financials holdings were also one of the best performing overall sectors and home to the Fund’s largest absolute and relative contributor, Japanese insurance company MS&AD Insurance Group Holdings, Inc. In February 2015, MS&AD announced its earnings and the company beat net profit expectations by a large margin, assisted by favorable conditions in MS&AD’s non-life-insurance business. In May 2015, the company announced an upward revision to the fiscal 2015 guidance and year-end dividend. In general, Japan’s equity markets appear to have benefited from the Government Pension Investment Fund decision to increase its holdings of Japanese stocks. Finally, MS&AD has an overweight position in assets outside of Japan and we believe the company is therefore advantageously positioned relative to continued yen weakness.

Another Japanese company was a top contributor to performance, electric motor manufacturer Mabuchi Motor Company Limited. Mabuchi benefited from growing use of its motors in automotive applications such as electronic parking brakes and power seats, as well as from sustained weakness in the yen. The company has also pleased investors with more shareholder friendly policies such as stock buybacks.

Teva Pharmaceutical Industries Ltd., a global biopharmaceutical company focused primarily on generic drugs and a member of the health care sector, was another top performer. The company’s top-selling multiple-sclerosis drug, Copaxone, accounts for a meaningful portion of Teva’s profits. The U.S. approved a higher-dose, longer-lasting version of the drug during the period that will extend its patent protection. The company also has a new promising pipeline of products for migraine and tardive dyskinesia, a Parkinson’s disease side effect. In addition, the company’s Q3 and Q4 2014 results beat the market’s expectations and the company had raised its 2014 guidance and reaffirmed its 2015 guidance. The Q1 2015 results followed the upward trend of the previous three quarters. In July 2015, the company announced it will acquire Allergan Inc.’s generic business. We view this deal as a positive given the significant economies of scale in combining two large generic drug manufacturers. This will also significantly expand TEVA’s generic pipeline.

Several positions detracted from performance. French oil/gas supplies firm, Vallourec SA was the largest detractor. The company produces industrial steel casing and tubing, primarily serving the oil exploration and production industry (E&P). Demand for these products is driven by worldwide oil production, which in turn is driven by oil prices. Vallourec has accordingly suffered along with the substantial declines in the price of crude oil over recent quarters. As prices remain low, rig count is likely to stagnate and we believe the company will continue to see a reduction in shipment volumes in the near term. This position was eliminated from the portfolio, in favor of other opportunities. Kinross Gold Corporation also detracted from performance and was eliminated from the Fund earlier in the period.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

Multinational integrated oil/gas company, Royal Dutch Shell PLC was another detractor from performance. Though oil prices have risen from recent lows, they remain far below prices from a year ago and this has continued to challenge Shell. Further, during the reporting period the U.S. Fish and Wildlife Service ruled that the company’s plans to explore for oil in the Arctic waters north of Alaska would need to be curtailed from initially planned rig concentrations. We believe Shell remains well-positioned to weather pricing weakness, and is appropriately focusing capital expenditures where the reward/risk trade-off is most favorable.

Nuveen Tradewinds Japan Fund

The Fund’s Class A Shares at NAV outperformed the MSCI Japan Index, but underperformed the Lipper classification average for the twelve-month reporting period ended July 31, 2015.

The Fund’s investment objective is to provide long-term capital appreciation by investing primarily in Japanese equity securities. Our basic investment philosophy centers on selecting equity securities through bottom-up fundamental research focusing on both absolute valuation and qualitative measures. The research-driven investment process seeks to add value through active management and thorough research focused on selecting companies that possess opportunities that we believe are misperceived by the market.

The financials sector was the top contributor to relative performance, driven mainly by strong stock selection. The largest sector detractor to relative performance was the consumer discretionary sector, which was mostly weighed down by Takata Corporation.

The top individual contributor to the Fund’s performance was electric motor manufacturer Mabuchi Motor Company Limited. Mabuchi benefited from growing use of its motors in automotive applications such as electronic parking brakes and power seats, as well as from sustained weakness in the yen. The company has also pleased investors with more shareholder friendly policies such as stock buybacks.

The Fund’s financials holdings were also one of the best performing overall sectors and home to the Fund’s second largest absolute contributor, Japanese insurance company MS&AD Insurance Group Holdings, Inc. In February 2015, MS&AD announced it earnings and the company beat net profit expectations by a large margin, assisted by favorable conditions in MS&AD’s non-life-insurance business. In May 2015, the company announced an upward revision to the fiscal 2015 guidance and year-end dividend. In general, Japan’s equity markets appear to have benefited from the Government Pension Investment Fund decision to increase its holdings of Japanese stocks. Finally, MS&AD has an overweight position in assets outside of Japan, and we believe the company is therefore advantageously positioned relative to continued yen weakness.

During the reporting period, we initiated a position in Japan Tobacco Inc., a dominant manufacturer and seller of cigarettes in Japan and many countries in Europe, Asia and Africa. The security was also one of the top contributors to performance during the reporting period. We believe Japan Tobacco was attractively valued given their defensive business, pricing power and strong balance sheet.

Holdings that detracted from performance, included Takata Corporation the troubled automotive airbags and safety equipment supplier. We exited our position in Takata in the first half of the reporting period as we believed it became unclear how much longer and how deeply it will suffer from its damaging series of recalls. Japan Display Inc., an information technology holding was another key relative detractor. However, we took advantage of the lower prices of Japan Display to add more to the Fund’s portfolio. Lastly, Daiichi Sankyo is a holding company established through the merger of Sankyo and Daiichi pharmaceutical. The company manufactures pharmaceuticals for human and veterinary use as well as medical tools and equipment. It also researches and promotes products through related companies throughout the world and produces food, food additives, livestock feeds and agrochemicals. We eliminated in this position from the Fund during the reporting period, in favor of Japan Tobacco.

10	Nuveen Investments

Risk Considerations

Nuveen Tradewinds Emerging Markets Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity, which may be greater for smaller company stocks, and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as call, credit, currency, high yield securities, income, and interest rate risks, are described in detail in the Fund’s prospectus.

Nuveen Tradewinds Global All-Cap Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity, which may be greater for smaller company stocks, and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency risk, are described in detail in the Fund’s prospectus.

Nuveen Tradewinds International Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, smaller company, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen Tradewinds Japan Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The Fund focuses its investments in one country which could increase its risk of exposure to a single currency compared with a more geographically diversified fund. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as smaller company risk, are described in detail in the Fund’s prospectus.

Nuveen Investments	11

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12	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Emerging Markets Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2015

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(21.60)%	(7.26)%	4.82%
Class A Shares at maximum Offering Price	(26.10)%	(8.35)%	3.88%
MSCI Emerging Markets Index	(13.38)%	0.58%	10.24%
Lipper Emerging Markets Funds Classification Average	(12.47)%	0.52%	9.92%

Class C Shares	(22.20)%	(7.95)%	4.04%
Class R3 Shares	(21.81)%	(7.49)%	4.56%
Class I Shares	(21.41)%	(7.02)%	5.09%

Average Annual Total Returns as of June 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(16.28)%	(5.09)%	5.86%
Class A Shares at maximum Offering Price	(21.08)%	(6.21)%	4.90%
Class C Shares	(16.92)%	(5.80)%	5.08%
Class R3 Shares	(16.48)%	(5.33)%	5.60%
Class I Shares	(16.09)%	(4.86)%	6.13%

Since inception returns are from 12/29/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	2.20%	2.95%	2.46%	1.92%
Net Expense Ratios	1.72%	2.47%	1.97%	1.47%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.50% (1.85% after September 30, 2016) of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Global All-Cap Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2015

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(4.12)%	4.34%	6.92%
Class A Shares at maximum Offering Price	(9.62)%	3.11%	6.24%
MSCI All Country World Index (ACWI)	2.83%	10.38%	5.07%
Lipper Global Multi-Cap Value Funds Classification Average	0.06%	9.66%	5.07%

Class C Shares	(4.86)%	3.56%	6.13%
Class R3 Shares	(4.35)%	4.08%	13.49%
Class I Shares	(3.87)%	4.60%	7.17%

Average Annual Total Returns as of June 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(4.79)%	5.69%	7.04%
Class A Shares at maximum Offering Price	(10.25)%	4.45%	6.36%
Class C Shares	(5.52)%	4.90%	6.25%
Class R3 Shares	(5.02)%	5.43%	13.78%
Class I Shares	(4.54)%	5.96%	7.30%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 3/28/06. Since inception returns for Class R3 Shares are from 3/03/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.37%	2.12%	1.61%	1.12%

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds International Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.20)%	3.52%	4.04%
Class A Shares at maximum Offering Price	(5.95)%	2.30%	3.42%
MSCI EAFE Index	(0.28)%	8.01%	5.02%
Lipper International Multi-Cap Core Funds Classification Average	(3.11)%	6.39%	3.79%

Class C Shares	(0.95)%	2.75%	3.25%
Class I Shares	0.02%	3.78%	4.29%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	(0.44)%	3.26%	1.28%

Average Annual Total Returns as of June 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.72)%	(4.64)%	4.13%
Class A Shares at maximum Offering Price	(9.26)%	3.41%	3.51%
Class C Shares	(4.46)%	3.85%	3.34%
Class I Shares	(3.53)%	4.89%	4.38%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	(4.01)%	4.37%	1.08%

Since inception returns for Class R3 are from 8/04/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.42%	2.16%	1.67%	1.16%

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Japan Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2015

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	9.67%	7.33%	6.75%
Class A Shares at maximum Offering Price	3.37%	6.07%	5.79%
MSCI Japan Index	8.20%	8.15%	7.23%
Lipper Japanese Funds Classification Average	12.27%	9.99%	9.14%

Class C Shares	8.86%	6.51%	5.94%
Class I Shares	9.99%	7.60%	7.02%

Average Annual Total Returns as of June 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A at NAV	7.05%	7.88%	6.52%
Class A at maximum Offering Price	0.89%	6.61%	5.55%
Class C Shares	6.23%	7.06%	5.71%
Class I Shares	7.29%	8.14%	6.78%

Since inception returns are from 12/29/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.46%	4.15%	3.19%
Net Expense Ratios	1.47%	2.22%	1.22%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% (1.50% after September 30, 2016) of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Holding

Summaries as of July 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Tradewinds Emerging Markets Fund

Fund Allocation

(% of net assets)

Common Stocks	94.5%
Warrants	1.5%
Repurchase Agreements	4.2%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

KB Financial Group Inc.	3.4%
Cathay Financial Holding Company Limited	3.1%
Turkcell Iletisim Hizmetleri A.S., ADR	3.0%
KT Corporation, Sponsored ADR	3.0%
Adecoagro SA	3.0%

Portfolio Composition

(% of net assets)

Food Products	15.6%
Banks	12.8%
Oil, Gas & Consumable Fuels	8.6%
Wireless Telecommunication Services	6.8%
Insurance	5.5%
Real Estate Management & Development	4.8%
Semiconductors & Semiconductor Equipment	4.5%
Technology Hardware, Storage & Peripherals	3.7%
Diversified Telecommunication Services	3.5%
Chemicals	2.7%
Automobiles	2.4%
Hotels, Restaurants & Leisure	2.2%
IT Services	2.0%
Other	19.4%
Warrants	1.5%
Repurchase Agreements	4.2%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Country Allocation

(% of net assets)

South Korea	16.6%
India	8.7%
Taiwan	7.6%
China	6.7%
Argentina	5.9%
Brazil	5.5%
United States	5.2%
Mexico	5.0%
Hong Kong	4.8%
Turkey	4.6%
Ukraine	4.4%
Luxembourg	4.1%
United Arab Emirates	2.9%
Other	18.2%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

22	Nuveen Investments

Nuveen Tradewinds Global All-Cap Fund

Fund Allocation

(% of net assets)

Common Stocks	98.3%
Repurchase Agreements	2.1%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

UBS AG	4.2%
Citigroup Inc.	3.5%
MS&AD Insurance Group Holdings, Inc.	3.5%
American International Group, Inc.	3.2%
Ingram Micro, Inc., Class A	3.1%

Portfolio Composition

(% of net assets)

Food Products	14.0%
Banks	9.8%
Insurance	8.6%
Pharmaceuticals	8.2%
Diversified Telecommunication Services	6.3%
Oil, Gas & Consumable Fuels	6.2%
Electronic Equipment, Instruments & Components	4.9%
Capital Markets	4.2%
Commercial Services & Supplies	3.3%
Independent Power & Renewable Electricity Producers	3.3%
Software	2.7%
Food & Staples Retailing	2.5%
Metals & Mining	2.3%
Specialty Retail	2.3%
Other	19.7%
Repurchase Agreements	2.1%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

Country Allocation (% of net assets)

United States	46.0%
United Kingdom	10.6%
Switzerland	7.3%
Japan	7.0%
South Korea	6.1%
France	3.9%
Hong Kong	3.1%
Norway	2.4%
Luxembourg	1.6%
Israel	1.4%
Other	11.0%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

Nuveen Investments	23

Holding Summaries as of July 31, 2015 (continued)

Nuveen Tradewinds International Value Fund

Fund Allocation

(% of net assets)

Common Stocks	98.4%
Repurchase Agreements	0.9%
Other Assets Less Liabilities	0.7%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)

Nippon Telegraph and Telephone Corporation, ADR	3.4%
UBS AG	3.1%
MS&AD Insurance Group Holdings, Inc.	3.0%
Sanofi	3.0%
ING Groep N.V., Ordinary Shares	3.0%

Portfolio Composition

(% of net assets)

Banks	10.3%
Pharmaceuticals	9.6%
Insurance	9.5%
Diversified Telecommunication Services	6.2%
Food & Staples Retailing	6.1%
Oil, Gas & Consumable Fuels	4.7%
Commercial Services & Supplies	4.3%
Chemicals	3.4%
Capital Markets	3.1%
Technology Hardware, Storage & Peripherals	2.9%
Automobiles	2.7%
Real Estate Management & Development	2.7%
Household Durables	2.4%
Electronic Equipment, Instruments & Components	2.3%
Wireless Telecommunication Services	2.2%
Electrical Equipment	2.0%
Communications Equipment	1.9%
Energy Equipment & Services	1.9%
Industrial Conglomerates	1.9%
Other	18.3%
Repurchase Agreements	0.9%
Other Assets Less Liabilities	0.7%
Net Assets	100%

Country Allocation

(% of net assets)

Japan	25.7%
Netherlands	13.1%
United Kingdom	8.9%
France	8.7%
United States	5.9%
South Korea	5.7%
Switzerland	5.4%
Belgium	4.0%
Denmark	3.7%
Canada	3.6%
Other	14.6%
Other Assets Less Liabilities	0.7%
Net Assets	100%

24	Nuveen Investments

Nuveen Tradewinds Japan Fund

Fund Allocation

(% of net assets)

Common Stocks	96.8%
Repurchase Agreements	3.1%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Portfolio Composition

(% of net assets)

Pharmaceuticals	7.6%
Commercial Services & Supplies	5.6%
Electronic Equipment, Instruments & Components	5.4%
Insurance	4.9%
Personal Products	4.3%
Household Durables	4.1%
Banks	3.9%
Specialty Retail	3.3%
Media	3.2%
Food Products	3.1%
Wireless Telecommunication Services	3.1%
IT Services	3.1%
Food & Staples Retailing	3.0%
Diversified Telecommunication Services	2.8%
Capital Markets	2.7%
Tobacco	2.5%
Oil, Gas & Consumable Fuels	2.5%
Trading Companies & Distributors	2.4%
Beverages	2.4%
Electrical Equipment	2.3%
Technology Hardware, Storage & Peripherals	2.2%
Building Products	2.1%
Textiles, Apparel & Luxury Goods	2.1%
Other	18.2%
Repurchase Agreements	3.1%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

NTT DoCoMo Inc., Sponsored ADR	3.1%
Seven & I Holdings	3.1%
MS&AD Insurance Group Holdings, Inc.	2.9%
Sumitomo Mitsui Trust Holdings	2.9%
Nippon Telegraph and Telephone Corporation, ADR	2.8%

Nuveen Investments	25

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2015.

The beginning of the period is February 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Tradewinds Emerging Markets Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$974.40	$971.00	$973.40	$976.10
Expenses Incurred During Period	$8.37	$12.02	$9.59	$7.15
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,016.31	$1,012.60	$1,015.08	$1,017.55
Expenses Incurred During Period	$8.55	$12.28	$9.79	$7.30

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.71%, 2.46%, 1.96% and 1.46% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

26	Nuveen Investments

Nuveen Tradewinds Global All-Cap Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,059.60	$1,055.80	$1,058.20	$1,060.90
Expenses Incurred During Period	$7.61	$11.42	$8.83	$6.34
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.41	$1,013.69	$1,016.22	$1,018.65
Expenses Incurred During Period	$7.45	$11.18	$8.65	$6.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.49%, 2.24%, 1.73% and 1.24% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Tradewinds International Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,115.20	$1,111.20	$1,113.80	$1,116.50
Expenses Incurred During Period	$7.19	$11.10	$8.49	$5.88
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.00	$1,014.28	$1,016.76	$1,019.24
Expenses Incurred During Period	$6.85	$10.59	$8.10	$5.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.37%, 2.12%, 1.62% and 1.12% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Tradewinds Japan Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,167.80	$1,163.20	$1,169.10
Expenses Incurred During Period	$7.85	$11.85	$6.51
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.55	$1,013.84	$1,018.79
Expenses Incurred During Period	$7.30	$11.03	$6.06

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.46%, 2.21% and 1.21% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	27

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Tradewinds Emerging Markets Fund, Nuveen Tradewinds Global All-Cap Fund, Nuveen Tradewinds International Value Fund, and Nuveen Tradewinds Japan Fund (each a series of the Nuveen Investment Trust II, hereinafter referred to as the “Funds”) at July 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

September 25, 2015

28	Nuveen Investments

Nuveen Tradewinds Emerging Markets Fund

Portfolio of Investments	July 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.0%

	COMMON STOCKS – 94.5%

	Airlines – 1.2%

709,700	AirAsia Berhad	$252,371

	Automobiles – 2.4%

2,503	Hyundai Motor Co. Ltd, PFD	223,530

8,900	Tata Motors Limited, Sponsored ADR	263,974
	Total Automobiles	487,504

	Banks – 12.8%

120,615	Akbank TüRk Anonim Sirketi	322,963

102,600	Bangkok Bank Public Company Limited, NVDR	483,235

512,313	Chinatrust Financial Holding Company Limited	371,600

4,870,257	FBN Holdings PLC Lagos	168,699

21,911	KB Financial Group Inc.	689,078

69,176	Sberbank of Russia, Sponsored ADR	341,211

5,548	Shinhan Financial Group Company Limited, ADR	199,284
	Total Banks	2,576,070

	Capital Markets – 1.3%

7,202	Mirae Asset Securities Company Limited	270,502

	Chemicals – 2.7%

208,200	Fertilizantes Heringer S.A., (2)	130,127

48,565	UPL Limited	405,225
	Total Chemicals	535,352

	Construction & Engineering – 0.9%

177,125	Murray & Roberts Holdings Limited	181,742

	Diversified Telecommunication Services – 3.5%

45,941	KT Corporation, Sponsored ADR	600,449

112,595	Telecom Egypt SAE	114,032
	Total Diversified Telecommunication Services	714,481

	Electric Utilities – 1.7%

153,370	Power Grid Corporation of India Limited	339,184

	Electronic Equipment, Instruments & Components – 1.9%

178,000	Digital China Holdings Limited	176,570

19,019	Flextronics International Limited, (2)	209,399
	Total Electronic Equipment, Instruments & Components	385,969

Nuveen Investments	29

Nuveen Tradewinds Emerging Markets Fund (continued)

Portfolio of Investments	July 31, 2015

Shares	Description (1)	Value

	Food Products – 15.6%

69,287	Adecoagro SA, (2)	$599,333

30,000	BrasilAgro	97,957

113,900	Grupo Lala S.A.B. de C.V, Class I, Series B	262,827

5,318	Industrias Bachoco S.A.B. de C.V., Sponsored ADR, Class B	303,605

40,487	Kernal Holding SA	470,010

41,405	MHP SA, 144A, GDR, (3)	414,050

96,400	SLC Agricola SA	495,240

781,500	WH Group Limited, (2), (3)	501,020
	Total Food Products	3,144,042

	Gas Utilities – 1.5%

1,028,000	Perusahaan Gas Negara PT	303,973

	Health Care Providers & Services – 1.4%

95,200	Profarma Distribuidora de Produtos Farmaceuticos SA	273,593

	Hotels, Restaurants & Leisure – 2.2%

307,800	Hoteles City Express SA de CV, (2)	448,543

	Independent Power & Renewable Electricity Producers – 1.7%

78,000	China Resources Power Holdings Company Limited	200,627

956,000	Energy Development Corporation	149,875
	Total Independent Power & Renewable Electricity Producers	350,502

	Insurance – 5.5%

391,161	Cathay Financial Holding Company Limited	631,874

83,000	Ping An Insurance Group Company of China Limited, Class H	476,975
	Total Insurance	1,108,849

	IT Services – 2.0%

46,150	Wipro Limited	410,985

	Media – 1.8%

612,300	Media Prima Berhad	212,932

1,096	Naspers Limited, Class N	153,350
	Total Media	366,282

	Metals & Mining – 1.8%

64,706	Gerdau SA, Sponsored ADR, PFD	111,941

5,879	POSCO, Sponsored ADR	244,096
	Total Metals & Mining	356,037

	Oil, Gas & Consumable Fuels – 8.6%

199,800	Bankers Petroleum Limited, (2)	389,563

278,000	CNOOC Limited	343,901

39,410	Gazprom OAO, Sponsored ADR	183,257

65,702	Petrobas Argentina SA, Sponsored ADR, Class B	436,261

30	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

16,346	YPF Sociedad Anonima, Sponsored ADR, Class D	$374,814
	Total Oil, Gas & Consumable Fuels	1,727,796

	Pharmaceuticals – 1.5%

496,500	United Laboratories International Holdings Ltd	299,733

	Real Estate Management & Development – 4.8%

34,045	Cresud S.A., Sponsored ADR	384,028

271,200	Emaar Propoerties PJSC	583,345
	Total Real Estate Management & Development	967,373

	Semiconductors & Semiconductor Equipment – 4.5%

12,168	SK Hynix Inc.	385,791

23,573	Taiwan Semiconductor Manufacturing Company Limited, Sponsored ADR	521,199
	Total Semiconductors & Semiconductor Equipment	906,990

	Specialty Retail – 1.2%

10,321	Cashbuild Limited	246,394

	Technology Hardware, Storage & Peripherals – 3.7%

452	Samsung Electronics Company Limited	457,736

358	Samsung Electronics Company Limited, PFD	281,468
	Total Technology Hardware, Storage & Peripherals	739,204

	Textiles, Apparel & Luxury Goods – 0.0%

8,439,000	China Hongxing Sports Limited, (4)	6

	Water Utilities – 1.5%

313,000	Manila Water Company	170,752

288,000	Sound Global Limited, (2), (4)	130,026
	Total Water Utilities	300,778

	Wireless Telecommunication Services – 6.8%

52,000	Bharti AirTel Limited	340,134

16,000	China Mobile Limited	209,072

2,987	Millicom International Cellular SA, Swedish Depositary Receipt	218,482

52,523	Turkcell Iletisim Hizmetleri A.S., ADR	602,963
	Total Wireless Telecommunication Services	1,370,651
	Total Common Stocks (cost $22,465,866)	19,064,906

Shares	Description (1)	Value

	WARRANTS – 1.5%

54,020	Vietnam Dairy Products JSC, LEPO, 144A, (3)	$316,576
	Total Warrants (cost $263,743)	316,576
	Total Long-Term Investments (cost $22,729,609)	19,381,482

Nuveen Investments	31

Nuveen Tradewinds Emerging Markets Fund (continued)

Portfolio of Investments	July 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 4.2%

	REPURCHASE AGREEMENTS – 4.2%

$839	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $839,284, collateralized by $820,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $858,212	0.000%	8/03/15	$839,284
	Total Short-Term Investments (cost $839,284)			839,284
	Total Investments (cost $23,568,893) – 100.2%			20,220,766
	Other Assets Less Liabilities – (0.2)%			(40,332)
	Net Assets – 100%			$20,180,434

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1993, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LEPO	Low Exercise Price Option

NVDR	Non-Voting Depositary Receipt

See accompanying notes to financial statements.

32	Nuveen Investments

Nuveen Tradewinds Global All-Cap Fund

Portfolio of Investments	July 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.3%

	COMMON STOCKS – 98.3%

	Airlines – 1.3%

4,054,200	AirAsia Berhad	$1,441,682

	Auto Components – 1.5%

57,880	Goodyear Tire & Rubber Company	1,743,924

	Automobiles – 1.9%

67,799	General Motors Company	2,136,346

	Banks – 9.8%

68,800	Citigroup Inc.	4,022,048

61,052	KB Financial Group Inc., ADR	1,922,527

472,600	Royal Bank of Scotland Group PLC, (2)	2,525,560

581,300	Sumitomo Mitsui Trust Holdings Inc.	2,700,710
	Total Banks	11,170,845

	Biotechnology – 1.6%

54,900	Baxalta Inc.	1,802,367

	Capital Markets – 4.2%

206,727	UBS AG	4,767,125

	Chemicals – 1.4%

20,000	Arkema S.A.	1,559,077

	Commercial Services & Supplies – 3.3%

196,482	Cape PLC	715,696

37,347	ISS AS	1,286,150

340,600	Mitie Group PLC	1,712,712
	Total Commercial Services & Supplies	3,714,558

	Communications Equipment – 1.8%

73,434	Cisco Systems, Inc.	2,086,994

	Diversified Telecommunication Services – 6.3%

47,000	CenturyLink Inc.	1,344,200

146,500	KT Corporation, Sponsored ADR	1,914,755

31,600	Nippon Telegraph and Telephone Corporation	1,214,561

101,643	Telefonica S.A, (2)	1,556,115

51,651	Telenor ASA	1,133,123
	Total Diversified Telecommunication Services	7,162,754

	Electronic Equipment, Instruments & Components – 4.9%

914,000	Digital China Holdings Limited	906,655

Nuveen Investments	33

Nuveen Tradewinds Global All-Cap Fund (continued)

Portfolio of Investments	July 31, 2015

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components (continued)

128,018	Ingram Micro, Inc., Class A	$3,485,930

20,012	Tech Data Corporation, (2)	1,167,300
	Total Electronic Equipment, Instruments & Components	5,559,885

	Energy Equipment & Services – 0.4%

105,096	Aker Solutions ASA	418,663

	Food & Staples Retailing – 2.5%

29,568	Andersons, Inc.	1,102,886

531,178	Tesco PLC	1,789,263
	Total Food & Staples Retailing	2,892,149

	Food Products – 14.0%

205,676	Adecoagro SA, (2)	1,779,097

23,800	Archer-Daniels-Midland Company	1,128,596

20,911	Bunge Limited	1,669,743

67,797	Dean Foods Company	1,206,787

27,890	Ingredion Inc.	2,459,898

141,500	Scandi Standard AB	813,562

126,402	Tate and Lyle PLC	1,075,807

71,993	Tyson Foods, Inc., Class A	3,192,890

4,076,500	WH Group Limited, (2), (3)	2,613,444
	Total Food Products	15,939,824

	Health Care Providers & Services – 1.8%

17,650	Aetna Inc.	1,993,921

	Independent Power & Renewable Electricity Producers – 3.3%

200,149	AES Corporation	2,561,907

51,210	NRG Energy Inc.	1,149,665
	Total Independent Power & Renewable Electricity Producers	3,711,572

	Insurance – 8.6%

56,169	American International Group, Inc.	3,601,556

38,368	Axis Capital Holdings Limited	2,208,462

127,500	MS&AD Insurance Group Holdings Inc.	4,019,385
	Total Insurance	9,829,403

	Marine – 1.0%

71,360	Stolt-Nielsen Limited	1,153,159

	Media – 2.0%

99,700	Time Inc.	2,225,304

	Metals & Mining – 2.3%

50,000	BHP Billiton Limited	966,681

49,083	Freeport-McMoRan, Inc.	576,725

34	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining (continued)

6,475	POSCO	$1,087,329
	Total Metals & Mining	2,630,735

	Oil, Gas & Consumable Fuels – 6.2%

33,612	Apache Corporation	1,541,446

813,402	Bankers Petroleum Limited, (2)	1,585,943

91,882	Royal Dutch Shell PLC, Class B Shares	2,669,587

56,257	YPF Sociedad Anonima, Sponsored ADR, Class D	1,289,973
	Total Oil, Gas & Consumable Fuels	7,086,949

	Pharmaceuticals – 8.2%

4,411	Ipsen SA, (2)	283,493

11,175	Novartis AG	1,161,099

36,000	Pfizer Inc.	1,298,160

8,205	Roche Holdings AG	2,369,880

24,525	Sanofi	2,638,782

23,555	Teva Pharmaceutical Industries Limited, Sponsored ADR	1,625,767
	Total Pharmaceuticals	9,377,181

	Real Estate Management & Development – 1.3%

214,800	City Developments Limited	1,460,862

	Software – 2.7%

78,011	Oracle Corporation	3,115,759

	Specialty Retail – 2.3%

32,260	Best Buy Co., Inc.	1,041,676

269,200	Kingfisher plc	1,516,371
	Total Specialty Retail	2,558,047

	Technology Hardware, Storage & Peripherals – 1.8%

1,992	Samsung Electronics Company Limited	2,017,280

	Textiles, Apparel & Luxury Goods – 0.0%

31,950,000	China Hongxing Sports Limited, (4)	23

	Water Utilities – 0.9%

210,715	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR, (2)	1,066,218

	Wireless Telecommunication Services – 1.0%

102,500	Turkcell Iletisim Hizmetleri A.S., ADR	1,176,700
	Total Long-Term Investments (cost $107,928,710)	111,799,306

Nuveen Investments	35

Nuveen Tradewinds Global All-Cap Fund (continued)

Portfolio of Investments	July 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.1%

	REPURCHASE AGREEMENTS – 2.1%

$2,465	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $2,464,981, collateralized by $2,405,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $2,517,073	0.000%	8/03/15	$2,464,981
	Total Short-Term Investments (cost $2,464,981)			2,464,981
	Total Investments (cost $110,393,691) – 100.4%			114,264,287
	Other Assets Less Liabilities – (0.4)%			(499,258)
	Net Assets – 100%			$113,765,029

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

36	Nuveen Investments

Nuveen Tradewinds International Value Fund

Portfolio of Investments	July 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.4%

	COMMON STOCKS – 98.4%

	Aerospace & Defense – 1.7%

72,537	Thales SA	$4,909,680

	Automobiles – 2.7%

35,899	Hyundai Motor Company	3,205,953

34,403	Toyota Motor Corporation, Sponsored ADR	4,591,424
	Total Automobiles	7,797,377

	Banks – 10.3%

618,487	HSBC Holdings PLC	5,599,095

496,436	ING Groep N.V., Ordinary Shares	8,445,320

100,810	KB Financial Group Inc., ADR	3,174,507

1,113,680	Royal Bank of Scotland Group PLC, Sponsored ADR, (2)	5,951,472

1,342,000	Sumitomo Mitsui Trust Holdings	6,234,910
	Total Banks	29,405,304

	Beverages – 1.1%

185,829	Refresco Gerber N.V, (2)	3,188,856

	Capital Markets – 3.1%

388,312	UBS AG	8,954,475

	Chemicals – 3.4%

39,305	Agrium Inc.	4,019,329

98,033	Royal DSM NV	5,599,646
	Total Chemicals	9,618,975

	Commercial Services & Supplies – 4.3%

424,000	Dai Nippon Printing Co., Ltd.	4,710,921

215,782	ISS AS	7,431,067
	Total Commercial Services & Supplies	12,141,988

	Communications Equipment – 1.9%

517,606	Ericsson LM Telefonaktiebolaget, Sponsored ADR	5,553,912

	Diversified Financial Services – 1.5%

51,800	Groupe Bruxelles Lambert SA	4,276,375

	Diversified Telecommunication Services – 6.2%

249,330	Nippon Telegraph and Telephone Corporation, ADR	9,631,620

3,627,911	Telecom Italia S.p.A.	3,765,216

195,228	Telenor ASA	4,282,925
	Total Diversified Telecommunication Services	17,679,761

Nuveen Investments	37

Nuveen Tradewinds International Value Fund (continued)

Portfolio of Investments	July 31, 2015

Shares	Description (1)	Value

	Electric Utilities – 1.4%

163,605	Electricite de France S.A	$3,897,244

	Electrical Equipment – 2.0%

95,700	Mabuchi Motor Company Limited	5,737,290

	Electronic Equipment, Instruments & Components – 2.3%

2,738,000	Digital China Holdings Limited	2,715,997

352,320	Flextronics International Limited, (2)	3,879,043
	Total Electronic Equipment, Instruments & Components	6,595,040

	Energy Equipment & Services – 1.9%

468,369	Aker Solutions ASA	1,865,804

292,148	Tenaris SA	3,686,586
	Total Energy Equipment & Services	5,552,390

	Food & Staples Retailing – 6.1%

216,277	Carrefour SA	7,423,886

107,500	Seven & I Holdings	4,964,941

1,525,804	Tesco PLC	5,139,642
	Total Food & Staples Retailing	17,528,469

	Household Durables – 2.4%

205,000	Panasonic Corporation	2,410,013

290,700	Sekisui House, Ltd.	4,324,085
	Total Household Durables	6,734,098

	Industrial Conglomerates – 1.9%

51,312	Siemens AG	5,491,079

	Insurance – 9.5%

656,320	Aegon N.V.	5,048,510

173,131	Ageas	7,129,345

111,681	Axis Capital Holdings Limited	6,428,358

275,000	MS&AD Insurance Group Holdings Inc.	8,669,262
	Total Insurance	27,275,475

	Internet & Catalog Retail – 1.6%

1,745,959	Home Retail Group	4,452,502

	Media – 1.6%

133,263	Wolters Kluwer NV	4,417,029

	Metals & Mining – 0.9%

655,962	Glencore PLC	2,130,718

128,959	Impala Platinum Holdings Limited, (2)	463,937
	Total Metals & Mining	2,594,655

38	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 4.7%

277,285	Cameco Corporation	$3,807,123

99,400	Canadian Natural Resources Limited	2,423,372

123,451	Royal Dutch Shell PLC, Class B Shares, ADR	7,178,676
	Total Oil, Gas & Consumable Fuels	13,409,171

	Personal Products – 1.7%

205,800	Shiseido Company, Limited	4,982,474

	Pharmaceuticals – 9.6%

200,718	GlaxoSmithKline PLC	4,375,782

138,796	H. Lundbeck A/S	3,280,519

15,069	Roche Holdings AG	4,352,435

79,669	Sanofi	8,572,035

99,747	Teva Pharmaceutical Industries Limited, Sponsored ADR	6,884,538
	Total Pharmaceuticals	27,465,309

	Professional Services – 1.4%

44,976	Manpower Inc.	4,069,428

	Real Estate Management & Development – 2.7%

703,300	City Developments Limited	4,783,168

446,600	Henderson Land Development Company Limited	2,955,327
	Total Real Estate Management & Development	7,738,495

	Semiconductors & Semiconductor Equipment – 1.2%

56,900	Rohm Company Limited	3,296,422

	Software – 1.0%

39,614	SAP SE	2,839,208

	Technology Hardware, Storage & Peripherals – 2.9%

118,200	Fujifilm Holdings Corporation	4,691,854

4,742	Samsung Electronics Company Limited	3,728,274
	Total Technology Hardware, Storage & Peripherals	8,420,128

	Textiles, Apparel & Luxury Goods – 1.7%

380,000	Wacoal Holdings Corporation	4,856,739

	Tobacco – 1.5%

112,400	Japan Tobacco Inc.	4,365,493

	Wireless Telecommunication Services – 2.2%

257,933	SK Telecom Company Limited, Sponsored ADR	6,187,813
	Total Long-Term Investments (cost $218,424,101)	281,432,654

Nuveen Investments	39

Nuveen Tradewinds International Value Fund (continued)

Portfolio of Investments	July 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.9%

	REPURCHASE AGREEMENTS – 0.9%

$2,639	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $2,639,216, collateralized by $2,485,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $2,600,801 and $80,000 U.S. Treasury Bonds, 3.625%, due 8/15/43, value $92,500	0.000%	8/03/15	$2,639,216
	Total Short-Term Investments (cost $2,639,216)			2,639,216
	Total Investments (cost $221,063,317) – 99.3%			284,071,870
	Other Assets Less Liabilities – 0.7%			2,003,896
	Net Assets – 100%			$286,075,766

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

40	Nuveen Investments

Nuveen Tradewinds Japan Fund

Portfolio of Investments	July 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.8%

	COMMON STOCKS – 96.8%

	Automobiles – 1.7%

1,946	Toyota Motor Corporation, Sponsored ADR	$259,713

	Banks – 3.9%

19,000	Chiba Bank Limited	151,620

95,000	Sumitomo Mitsui Trust Holdings Inc.	441,368
	Total Banks	592,988

	Beverages – 2.4%

23,600	Kirin Holdings Co., Ltd.	363,516

	Building Products – 2.1%

16,100	LIXIL Group Corp	323,338

	Capital Markets – 2.7%

54,000	Daiwa Securities Group Inc.	419,896

	Chemicals – 1.8%

38,000	Chugoku Marine Paints Limited	275,338

	Commercial Services & Supplies – 5.6%

20,000	Dai Nippon Printing Co., Ltd.	222,213

17,500	Duskin Company Limited	331,968

4,400	Secom Company Limited	296,730
	Total Commercial Services & Supplies	850,911

	Construction & Engineering – 1.5%

29,000	Obayashi Corporation	223,464

	Consumer Finance – 1.4%

10,000	Credit Saison Company, Limited	221,568

	Containers & Packaging – 1.7%

16,700	Toyo Seikan Group Holdings Ltd.	260,468

	Diversified Telecommunication Services – 2.8%

11,092	Nippon Telegraph and Telephone Corporation, ADR	428,484

	Electrical Equipment – 2.3%

6,000	Mabuchi Motor Company Limited	359,705

	Electronic Equipment, Instruments & Components – 5.4%

65,400	Japan Display Inc., (2)	203,163

5,000	Kyocera Corporation	257,998

33,500	Sanshin Electronics Company Limited	362,747
	Total Electronic Equipment, Instruments & Components	823,908

Nuveen Investments	41

Nuveen Tradewinds Japan Fund (continued)

Portfolio of Investments	July 31, 2015

Shares	Description (1)	Value

	Food & Staples Retailing – 3.0%

10,100	Seven & I Holdings Co. Ltd	$466,474

	Food Products – 3.1%

10,000	NH Foods Limited	243,273

6,100	Toyo Suisan Kaisha Limited	230,839
	Total Food Products	474,112

	Health Care Providers & Services – 1.5%

6,400	Tokai Corporation	235,995

	Household Durables – 4.1%

11,600	Panasonic Corporation	136,371

17,759	Panasonic Corporation, Sponsored ADR, (3)	207,248

19,100	Sekisui House, Ltd.	284,107
	Total Household Durables	627,726

	Insurance – 4.9%

14,300	MS&AD Insurance Group Holdings, Inc.	450,802

8,400	Sompo Japan Nipponkoa Holdings Inc.	296,323
	Total Insurance	747,125

	IT Services – 3.1%

6,600	TKC Corporation	190,116

29,100	Zuken Inc.	282,935
	Total IT Services	473,051

	Leisure Products – 1.4%

5,600	Sankyo Company Ltd	212,821

	Machinery – 1.4%

57,000	Japan Steel Works Limited	211,563

	Media – 3.2%

19,900	Hakuhodo DY Holdings Inc.	222,708

16,800	TV Asahi Corporation	263,519
	Total Media	486,227

	Oil, Gas & Consumable Fuels – 2.5%

89,100	JX Holdings Inc.	380,383

	Personal Products – 4.3%

6,000	KAO Corporation	304,563

14,600	Shiseido Company, Limited	353,470
	Total Personal Products	658,033

	Pharmaceuticals – 7.6%

17,400	Astellas Pharma Inc.	262,120

9,000	Kissei Pharmaceuticals Company Limited	220,398

17,800	Mitsubishi Tanabe Pharma Corporation	296,727

42	Nuveen Investments

Shares	Description (1)			Value

	Pharmaceuticals (continued)

10,500	Otsuka Holdings Company			$377,266
	Total Pharmaceuticals			1,156,511

	Real Estate Management & Development – 1.5%

8,900	Daiwa House Industry Company Limited			221,719

	Road & Rail – 0.9%

1,400	East Japan Railway Company			138,379

	Semiconductors & Semiconductor Equipment – 1.9%

5,000	Rohm Company Limited			289,668

	Specialty Retail – 3.3%

10,200	Chiyoda Company Limited			271,182

12,100	Xebio Company Limited			229,044
	Total Specialty Retail			500,226

	Technology Hardware, Storage & Peripherals – 2.2%

3,200	FujiFilm Holdings Corporation			127,020

5,095	FujiFilm Holdings Corporation, ADR, (3)			202,475
	Total Technology Hardware, Storage & Peripherals			329,495

	Textiles, Apparel & Luxury Goods – 2.1%

25,000	Wacoal Holdings Corporation			319,522

	Tobacco – 2.5%

10,000	Japan Tobacco Inc.			388,389

	Trading Companies & Distributors – 2.4%

28,700	Mitsui & Company Limited			373,180

	Transportation Infrastructure – 1.5%

24,000	Kamigumi Company Limited			225,989

	Wireless Telecommunication Services – 3.1%

22,455	NTT DoCoMo Inc., Sponsored ADR			473,127
	Total Long-Term Investments (cost $13,320,611)			14,793,012

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.1%

	REPURCHASE AGREEMENTS – 3.1%

$483	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $482,845, collateralized by $475,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $497,135	0.000%	8/03/15	$482,845
	Total Short-Term Investments (cost $482,845)			482,845
	Total Investments (cost $13,803,456) – 99.9%			15,275,857
	Other Assets Less Liabilities – 0.1%			12,672
	Net Assets – 100%			$15,288,529

Nuveen Investments	43

Nuveen Tradewinds Japan Fund (continued)

Portfolio of Investments	July 31, 2015

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

44	Nuveen Investments

Statement of

Assets and Liabilities	July 31, 2015

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Assets
Long-term investments, at value (cost $22,729,609, $107,928,710, $218,424,101 and $13,320,611, respectively)	$19,381,482	$111,799,306	$281,432,654	$14,793,012
Short-term investments, at value (cost approximates value)	839,284	2,464,981	2,639,216	482,845
Cash denominated in foreign currencies (cost $24,930, $45,403, $— and $—)	24,862	45,424	—	—
Receivable for:
Dividends	20,971	98,011	168,910	17,435
Investments sold	—	1,593,817	2,311,186	—
Reclaims	—	72,254	69,975	71
Reimbursement from Adviser	—	—	—	6,253
Shares sold	438	40,035	266,288	38,343
Other assets	11,652	61,367	97,741	11,882
Total assets	20,278,689	116,175,195	286,985,970	15,349,841
Liabilities
Payable for:
Investments purchased	—	2,024,317	1,707	—
Shares redeemed	1,764	101,923	395,427	—
Accrued expenses:
Custodian fees	32,366	41,726	52,196	28,550
Management fees	18,118	82,897	203,407	—
Professional fees	16,788	17,790	19,136	16,708
Shareholder reporting expenses	26,166	23,181	52,615	13,168
Shareholder servicing agent fees	2,034	36,624	73,809	1,087
Trustees Fees	45	45,484	84,408	25
12b-1 distribution and service fees	960	36,010	27,101	1,268
Other	14	214	398	506
Total liabilities	98,255	2,410,166	910,204	61,312
Net assets	$20,180,434	$113,765,029	$286,075,766	$15,288,529
Class A Shares
Net assets	$1,475,565	$34,169,746	$37,581,289	$3,449,841
Shares outstanding	63,619	1,257,294	1,528,257	128,417
Net asset value (“NAV”) per share	$23.19	$27.18	$24.59	$26.86
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$24.60	$28.84	$26.09	$28.50
Class C Shares
Net assets	$681,519	$33,406,841	$22,172,676	$704,270
Shares outstanding	29,914	1,243,190	948,154	26,555
NAV and offering price per share	$22.78	$26.87	$23.39	$26.52
Class R3 Shares
Net assets	$115,242	$430,127	$1,351,533	$—
Shares outstanding	4,990	15,871	54,589	—
NAV and offering price per share	$23.09	$27.10	$24.76	$—
Class I Shares
Net assets	$17,908,108	$45,758,315	$224,970,268	$11,134,418
Shares outstanding	770,921	1,682,946	9,100,778	412,909
NAV and offering price per share	$23.23	$27.19	$24.72	$26.97
Net assets consist of:
Capital paid-in	$67,557,707	$300,250,599	$504,667,368	$14,012,780
Undistributed (Over-distribution of) net investment income	105,814	182,215	2,268,050	(13,603)
Accumulated net realized gain (loss)	(44,134,765)	(190,534,737)	(283,865,670)	(183,033)
Net unrealized appreciation (depreciation)	(3,348,322)	3,866,952	63,006,018	1,472,385
Net assets	$20,180,434	$113,765,029	$286,075,766	$15,288,529
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	45

Statement of

Operations	Year Ended July 31, 2015

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Investment Income (net of foreign tax withheld of $65,204, $195,381, $769,367 and $12,859, respectively)	$559,634	$2,934,815	$6,872,429	$114,324
Expenses
Management fees	341,096	1,200,777	2,615,433	54,212
12b-1 service fees – Class A Shares	4,649	109,968	121,495	3,259
12b-1 distribution and service fees – Class C Shares	10,460	391,767	236,646	5,327
12b-1 distribution and service fees – Class R3 Shares	629	1,958	7,818	—
Shareholder servicing agent fees	15,579	190,171	338,774	4,816
Custodian fees	116,510	121,402	171,381	71,264
Trustees fees	1,338	5,555	11,723	462
Professional fees	28,568	60,648	82,067	20,015
Shareholder reporting expenses	3,059	74,263	134,000	2,256
Federal and state registration fees	49,221	52,519	55,710	39,845
Other	6,768	10,229	15,328	5,015
Total expenses before fee waiver/expense reimbursement	577,877	2,219,257	3,790,375	206,471
Fee waiver/expense reimbursement	(133,148)	—	—	(121,694)
Net expenses	444,729	2,219,257	3,790,375	84,777
Net investment income (loss)	114,905	715,558	3,082,054	29,547
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(1,753,398)	2,559,564	(18,341,070)	192,775
Change in net unrealized appreciation (depreciation) investments and foreign currency	(5,117,767)	(11,530,326)	11,458,265	487,852
Net realized and unrealized gain (loss)	(6,871,165)	(8,970,762)	(6,882,805)	680,627
Net increase (decrease) in net assets from operations	$(6,756,260)	$(8,255,204)	$(3,800,751)	$710,174

See accompanying notes to financial statements.

46	Nuveen Investments

Statement of

Changes in Net Assets

	Tradewinds Emerging Markets		Tradewinds Global All-Cap
	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$114,905	$120,219	$715,558	$1,680,320
Net realized gain (loss) from investments and foreign currency	(1,753,398)	(4,261,843)	2,559,564	13,986,353
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(5,117,767)	9,607,300	(11,530,326)	25,321,815
Net increase (decrease) in net assets from operations	(6,756,260)	5,465,676	(8,255,204)	40,988,488
Distributions to Shareholders
From net investment income:
Class A Shares	—	(47,125)	(602,122)	(821,127)
Class C Shares	—	(1,391)	(231,827)	(187,386)
Class R3 Shares	—	(400)	(4,593)	(3,942)
Class I Shares	(73,543)	(269,415)	(910,309)	(1,380,999)
Decrease in net assets from distributions to shareholders	(73,543)	(318,331)	(1,748,851)	(2,393,454)
Fund Share Transactions
Proceeds from sale of shares	1,331,170	22,280,722	21,900,045	18,170,511
Proceeds from shares issued to shareholders due to reinvestment of distributions	72,030	251,244	1,484,115	1,929,068
	1,403,200	22,531,966	23,384,160	20,099,579
Cost of shares redeemed	(16,595,444)	(23,516,638)	(91,504,928)	(150,057,096)
Net increase (decrease) in net assets from Fund share transactions	(15,192,244)	(984,672)	(68,120,768)	(129,957,517)
Net increase (decrease) in net assets	(22,022,047)	4,162,673	(78,124,823)	(91,362,483)
Net assets at the beginning of period	42,202,481	38,039,808	191,889,852	283,252,335
Net assets at the end of period	$20,180,434	$42,202,481	$113,765,029	$191,889,852
Undistributed (Over-distribution of) net investment income at the end of period	$105,814	$73,644	$182,215	$1,286,117

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of Changes in Net Assets (continued)

	Tradewinds International Value		Tradewinds Japan
	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$3,082,054	$7,830,802	$29,547	$29,245
Net realized gain (loss) from investments and foreign currency	(18,341,070)	28,643,687	192,775	239,952
Change in net unrealized appreciation (depreciation) of investments and foreign currency	11,458,265	18,497,215	487,852	344,662
Net increase (decrease) in net assets from operations	(3,800,751)	54,971,704	710,174	613,859
Distributions to Shareholders
From net investment income:
Class A Shares	(1,458,326)	(3,813,073)	(22,358)	(35,595)
Class C Shares	(731,951)	(467,099)	(18,861)	(12,232)
Class R3 Shares	(61,417)	(58,040)	—	—
Class I Shares	(10,460,378)	(4,308,813)	(106,539)	(107,181)
Decrease in net assets from distributions to shareholders	(12,712,072)	(8,647,025)	(147,758)	(155,008)
Fund Share Transactions
Proceeds from sale of shares	138,277,339	77,086,445	13,519,803	2,509,942
Proceeds from shares issued to shareholders due to reinvestment of distributions	11,873,879	7,973,389	85,727	82,741
	150,151,218	85,059,834	13,605,530	2,592,683
Cost of shares redeemed	(205,912,811)	(148,792,414)	(2,902,966)	(3,417,370)
Net increase (decrease) in net assets from Fund share transactions	(55,761,593)	(63,732,580)	10,702,564	(824,687)
Net increase (decrease) in net assets	(72,274,416)	(17,407,901)	11,264,980	(365,836)
Net assets at the beginning of period	358,350,182	375,758,083	4,023,549	4,389,385
Net assets at the end of period	$286,075,766	$358,350,182	$15,288,529	$4,023,549
Undistributed (Over-distribution of) net investment income at the end of period	$2,268,050	$7,239,926	$(13,603)	$(13,888)

See accompanying notes to financial statements.

48	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	49

Financial

Highlights

Tradewinds Emerging Markets

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(e)		Ending NAV
Class A (12/08)
2015	$29.58	$0.05	$(6.44)	$(6.39)	$—	$—	$—	$—		$23.19
2014	24.92	0.06	4.82	4.88	(0.22)	—	(0.22)	—		29.58
2013	26.45	0.15	(1.56)	(1.41)	(0.12)	—	(0.12)	—		24.92
2012	39.23	0.18	(11.89)	(11.71)	(0.36)	(0.71)	(1.07)	—	*	26.45
2011	37.13	0.12	3.93	4.05	(0.21)	(1.74)	(1.95)	—	*	39.23
Class C (12/08)
2015	29.28	(0.16)	(6.34)	(6.50)	—	—	—	—		22.78
2014	24.66	(0.14)	4.78	4.64	(0.02)	—	(0.02)	—		29.28
2013	26.26	(0.05)	(1.55)	(1.60)	—	—	—	—		24.66
2012	38.87	(0.01)	(11.82)	(11.83)	(0.07)	(0.71)	(0.78)	—	*	26.26
2011	36.90	(0.18)	3.89	3.71	—	(1.74)	(1.74)	—	*	38.87
Class R3 (12/08)
2015	29.53	0.01	(6.45)	(6.44)	—	—	—	—		23.09
2014	24.87	0.02	4.80	4.82	(0.16)	—	(0.16)	—		29.53
2013	26.40	0.13	(1.61)	(1.48)	(0.05)	—	(0.05)	—		24.87
2012	39.11	0.25	(11.99)	(11.74)	(0.26)	(0.71)	(0.97)	—	*	26.40
2011	37.06	(0.28)	4.18	3.90	(0.11)	(1.74)	(1.85)	—	*	39.11
Class I (12/08)
2015	29.64	0.12	(6.46)	(6.34)	(0.07)	—	(0.07)	—		23.23
2014	24.96	0.13	4.84	4.97	(0.29)	—	(0.29)	—		29.64
2013	26.49	0.22	(1.56)	(1.34)	(0.19)	—	(0.19)	—		24.96
2012	39.32	0.21	(11.88)	(11.67)	(0.45)	(0.71)	(1.16)	—	*	26.49
2011	37.21	0.28	3.87	4.15	(0.30)	(1.74)	(2.04)	—	*	39.32

50	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(21.60)%	$1,476	2.17%	(0.25)%	1.71%	0.20%	59%
19.76	2,402	2.20	(0.28)	1.72	0.21	101
(5.42)	7,543	2.24	0.12	1.82	0.54	54
(30.09)	16,378	1.82	0.58	1.82	0.58	69
10.54	25,787	1.85	0.27	1.83	0.30	40

(22.20)	682	2.91	(1.05)	2.46	(0.60)	59
18.88	1,582	2.95	(1.03)	2.47	(0.54)	101
(6.13)	2,614	3.01	(0.61)	2.57	(0.17)	54
(30.62)	3,943	2.59	(0.03)	2.58	(0.02)	69
9.74	4,832	2.60	(0.46)	2.58	(0.44)	40

(21.81)	115	2.43	(0.42)	1.96	0.04	59
19.44	81	2.46	(0.41)	1.97	0.08	101
(5.63)	99	2.54	0.01	2.07	0.48	54
(30.23)	84	2.12	0.79	2.07	0.84	69
10.21	57	2.22	(0.85)	2.08	(0.71)	40

(21.41)	17,908	1.92	(0.01)	1.46	0.45	59
20.06	38,138	1.92	0.03	1.47	0.47	101
(5.14)	27,784	2.02	0.36	1.57	0.81	54
(29.95)	39,693	1.55	0.68	1.55	0.68	69
10.81	95,430	1.61	0.66	1.58	0.68	40

(a)	Per share Net Investment Income (Loss) and Redemptions Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (continued)

Tradewinds Global All-Cap

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(e)		Ending NAV
Class A (3/06)
2015	$28.74	$0.16	$(1.35)	$(1.19)	$(0.37)	$—	$(0.37)	$—		$27.18
2014	24.63	0.22	4.16	4.38	(0.27)	—	(0.27)	—		28.74
2013	22.22	0.18	2.47	2.65	(0.24)	—	(0.24)	—		24.63
2012	29.84	0.29	(5.96)	(5.67)	(0.28)	(1.67)	(1.95)	—	*	22.22
2011	25.05	0.20	5.17	5.37	(0.52)	(0.06)	(0.58)	—	*	29.84
Class C (3/06)
2015	28.41	(0.03)	(1.35)	(1.38)	(0.16)	—	(0.16)	—		26.87
2014	24.36	0.01	4.12	4.13	(0.08)	—	(0.08)	—		28.41
2013	21.97	0.02	2.43	2.45	(0.06)	—	(0.06)	—		24.36
2012	29.51	0.14	(5.95)	(5.81)	(0.06)	(1.67)	(1.73)	—	*	21.97
2011	24.79	(0.01)	5.11	5.10	(0.32)	(0.06)	(0.38)	—	*	29.51
Class R3 (3/09)
2015	28.65	0.10	(1.35)	(1.25)	(0.30)	—	(0.30)	—		27.10
2014	24.56	0.16	4.14	4.30	(0.21)	—	(0.21)	—		28.65
2013	22.15	0.16	2.43	2.59	(0.18)	—	(0.18)	—		24.56
2012	29.75	0.30	(6.03)	(5.73)	(0.20)	(1.67)	(1.87)	—	*	22.15
2011	24.98	0.11	5.17	5.28	(0.45)	(0.06)	(0.51)	—	*	29.75
Class I (3/06)
2015	28.75	0.24	(1.36)	(1.12)	(0.44)	—	(0.44)	—		27.19
2014	24.63	0.26	4.20	4.46	(0.34)	—	(0.34)	—		28.75
2013	22.22	0.25	2.46	2.71	(0.30)	—	(0.30)	—		24.63
2012	29.86	0.35	(5.97)	(5.62)	(0.35)	(1.67)	(2.02)	—	*	22.22
2011	25.06	0.29	5.15	5.44	(0.58)	(0.06)	(0.64)	—	*	29.86

52	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(4.12)%	$34,170	1.47%	0.60%	54%
17.86	66,861	1.37	0.80	49
11.99	90,684	1.44	0.77	52
(19.56)	217,152	1.29	1.10	53
21.48	965,202	1.24	0.69	58

(4.86)	33,407	2.22	(0.12)	54
16.99	48,018	2.12	0.04	49
11.18	64,478	2.18	0.07	52
(20.20)	128,311	2.06	0.53	53
20.60	320,522	1.99	(0.05)	58

(4.35)	430	1.72	0.37	54
17.55	459	1.61	0.61	49
11.74	462	1.68	0.66	52
(19.79)	603	1.58	1.19	53
21.18	634	1.49	0.40	58

(3.87)	45,758	1.22	0.87	54
18.17	76,551	1.12	0.97	49
12.22	127,188	1.19	1.05	52
(19.35)	239,289	1.03	1.32	53
21.77	1,176,849	0.99	0.99	58

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial Highlights (continued)

Tradewinds International Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(d)		Ending NAV
Class A (12/99)
2015	$25.67	$0.20	$(0.35)	$(0.15)	$(0.93)	$—	$(0.93)	$—		$24.59
2014	22.74	0.50	2.98	3.48	(0.55)	—	(0.55)	—		25.67
2013	20.27	0.32	2.96	3.28	(0.81)	—	(0.81)	—		22.74
2012	25.63	0.36	(5.30)	(4.94)	(0.42)	—	(0.42)	—	*	20.27
2011	23.54	0.41	1.92	2.33	(0.24)	—	(0.24)	—	*	25.63
Class C (12/99)
2015	24.40	0.03	(0.33)	(0.30)	(0.71)	—	(0.71)	—		23.39
2014	21.63	0.29	2.84	3.13	(0.36)	—	(0.36)	—		24.40
2013	19.27	0.15	2.83	2.98	(0.62)	—	(0.62)	—		21.63
2012	24.35	0.18	(5.04)	(4.86)	(0.22)	—	(0.22)	—	*	19.27
2011	22.38	0.19	1.83	2.02	(0.05)	—	(0.05)	—	*	24.35
Class R3 (8/08)
2015	25.84	0.14	(0.35)	(0.21)	(0.87)	—	(0.87)	—		24.76
2014	22.90	0.43	3.00	3.43	(0.49)	—	(0.49)	—		25.84
2013	20.41	0.29	2.97	3.26	(0.77)	—	(0.77)	—		22.90
2012	25.81	0.35	(5.39)	(5.04)	(0.36)	—	(0.36)	—	*	20.41
2011	23.70	0.38	1.91	2.29	(0.18)	—	(0.18)	—	*	25.81
Class I (12/99)
2015	25.82	0.27	(0.37)	(0.10)	(1.00)	—	(1.00)	—		24.72
2014	22.87	0.57	2.99	3.56	(0.61)	—	(0.61)	—		25.82
2013	20.38	0.36	3.00	3.36	(0.87)	—	(0.87)	—		22.87
2012	25.78	0.43	(5.34)	(4.91)	(0.49)	—	(0.49)	—	*	20.38
2011	23.67	0.50	1.91	2.41	(0.30)	—	(0.30)	—	*	25.78

54	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

(0.20)%	$37,581	1.35%	0.81%	30%
15.35	151,078	1.42	2.01	24
16.56	169,858	1.39	1.49	31
(19.38)	237,548	1.35	1.60	26
9.91	598,470	1.32	1.58	23

(0.95)	22,173	2.11	0.12	30
14.49	27,876	2.16	1.23	24
15.75	31,437	2.14	0.72	31
(20.03)	45,932	2.10	0.87	26
9.08	95,512	2.07	0.79	23

(0.44)	1,352	1.61	0.59	30
15.04	1,888	1.67	1.71	24
16.29	3,204	1.64	1.34	31
(19.62)	3,319	1.62	1.58	26
9.69	3,058	1.57	1.48	23

0.02	224,970	1.11	1.12	30
15.63	177,508	1.16	2.27	24
16.89	169,589	1.14	1.67	31
(19.18)	356,908	1.10	1.93	26
10.20	800,028	1.07	1.94	23

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	55

Financial Highlights (continued)

Tradewinds Japan

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(e)		Ending NAV
Class A (12/08)
2015	$25.75	$0.08	$2.19	$2.27	$(1.16)	$—	$(1.16)	$—		$26.86
2014	23.06	0.17	3.28	3.45	(0.76)	—	(0.76)	—		25.75
2013	19.66	0.19	3.21	3.40	—	—	—	—		23.06
2012	23.39	0.22	(3.45)	(3.23)	(0.46)	(0.04)	(0.50)	—	**	19.66
2011	21.21	0.14	2.31	2.45	(0.27)	—	(0.27)	—	**	23.39
Class C (12/08)
2015	25.41	(0.10)	2.17	2.07	(0.96)	—	(0.96)	—		26.52
2014	22.77	(0.06)	3.28	3.22	(0.58)	—	(0.58)	—		25.41
2013	19.57	0.04	3.16	3.20	—	—	—	—		22.77
2012	23.27	0.05	(3.41)	(3.36)	(0.30)	(0.04)	(0.34)	—	**	19.57
2011	21.11	(0.03)	2.30	2.27	(0.11)	—	(0.11)	—	**	23.27
Class I (12/08)
2015	25.85	0.16	2.18	2.34	(1.22)	—	(1.22)	—		26.97
2014	23.16	0.19	3.32	3.51	(0.82)	—	(0.82)	—		25.85
2013	19.70	0.28	3.18	3.46	—	—	—	—		23.16
2012	23.43	0.19	(3.36)	(3.17)	(0.52)	(0.04)	(0.56)	—	**	19.70
2011	21.24	0.09	2.43	2.52	(0.33)	—	(0.33)	—	**	23.43

56	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

9.67%	$3,450	3.29%	(1.49)%	1.46%	0.34%	39%
15.16	930	3.46	(1.29)	1.47	0.69	33
17.29	1,058	4.61	(2.25)	1.47	0.89	85
(13.83)	687	2.47	0.08	1.48	1.08	33
11.57	331	3.04	(0.92)	1.48	0.64	19

8.86	704	4.67	(2.88)	2.21	(0.42)	39
14.28	499	4.15	(2.19)	2.22	(0.25)	33
16.35	405	5.06	(2.65)	2.22	0.19	85
(14.49)	332	3.09	(0.64)	2.23	0.22	33
10.76	347	3.77	(1.69)	2.23	(0.15)	19

9.99	11,134	3.12	(1.29)	1.21	0.62	39
15.38	2,594	3.19	(1.19)	1.22	0.78	33
17.56	2,926	4.13	(1.58)	1.22	1.33	85
(13.57)	3,647	2.13	— *	1.23	0.91	33
11.86	9,321	2.50	(0.88)	1.23	0.39	19

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
*	Rounds to less than 0.01%.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	57

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds Emerging Markets Fund (“Tradewinds Emerging Markets”), Nuveen Tradewinds Global All-Cap Fund (“Tradewinds Global All-Cap”), Nuveen Tradewinds International Value Fund (“Tradewinds International Value”) and Nuveen Tradewinds Japan Fund (“Tradewinds Japan”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Funds is July 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Tradewinds Global Investors, LLC (the “Sub-Adviser”), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investments Objectives and Principal Investment Strategies

Each Fund’s investment objective is to seek long-term capital appreciation.

Tradewinds Emerging Markets, under normal market conditions, invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in securities of emerging market issuers. The Fund may invest in securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 20% of its net assets in debt securities of emerging market issuers, including securities rated below investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” securities or “junk” bonds).

Tradewinds Global All-Cap, under normal market conditions, invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations. The Fund invests at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. The Fund invests in equity securities of companies located in at least three different countries, which may include the United States. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country.

Tradewinds International Value, under normal market conditions, invests at least 80% of its net assets in non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country.

Tradewinds Japan, under normal market conditions, invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities issued by companies listed or domiciled in Japan. The Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

58	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders at least annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Nuveen Investments	59

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

60	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Tradewinds Emerging Markets	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$18,019,804	$915,070	**	$130,032	**	$19,064,906
Warrants	—	316,576		—		316,576
Short-Term Investments:
Repurchase Agreements	—	839,284		—		839,284
Total	$18,019,804	$2,070,930		$130,032		$20,220,766

Tradewinds Global All-Cap
Long-Term Investments*:
Common Stocks	$109,185,839	$2,613,444	**	$23	**	$111,799,306
Short-Term Investments:
Repurchase Agreements	—	2,464,981		—		2,464,981
Total	$109,185,839	$5,078,425		$23		$114,264,287

Tradewinds International Value
Long-Term Investments*:
Common Stocks	$281,432,654	$—		$—		$281,432,654
Short-Term Investments:
Repurchase Agreements	—	2,639,216		—		2,639,216
Total	$281,432,654	$2,639,216		$—		$284,071,870

Tradewinds Japan
Long-Term Investments*:
Common Stocks	$14,383,289	$409,723	**	$—		$14,793,012
Short-Term Investments:
Repurchase Agreements	—	482,845		—		482,845
Total	$14,383,289	$892,568		$—		$15,275,857
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of securities classified as Level 2 and Level 3.

The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)
Tradewinds Emerging Markets
Common Stocks	$7,656,767	$—	$501,020	$(7,656,767)	$—	$(501,020)
Tradewinds Global All-Cap
Common Stocks	$23,753,884	$—	$2,613,444	$(23,753,884)	$—	$(2,613,444)
Tradewinds International Value
Common Stocks	$158,158,713	$—	$—	$(158,158,713)	$—	$—
Tradewinds Japan
Common Stocks	$11,862,518	$—	$—	$(11,862,518)	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments	61

Notes to Financial Statements (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Funds’ investments in non-U.S. securities were as follows:

Tradewinds Emerging Markets	Value	% of Net Assets
Country:
South Korea	$3,351,934	16.6%
India	1,759,502	8.7
Taiwan	1,524,673	7.6
China	1,360,608	6.7
Argentina	1,195,103	5.9
Brazil	1,108,858	5.5
Mexico	1,014,974	5.0
Hong Kong	977,322	4.8
Turkey	925,927	4.6
Ukraine	884,060	4.4
Luxembourg	817,815	4.1
United Arab Emirates	583,345	2.9
Other countries	3,667,960	18.2
Total non-U.S. securities	$19,172,081	95.0%

62	Nuveen Investments

Tradewinds Global All-Cap	Value	% of Net Assets
Country:
United Kingdom	$12,004,995	10.6%
Switzerland	8,298,104	7.3
Japan	7,934,656	7.0
South Korea	6,941,891	6.1
France	4,481,352	3.9
Hong Kong	3,520,099	3.1
Norway	2,704,944	2.4
Luxembourg	1,779,097	1.6
Israel	1,625,766	1.4
Other countries	12,643,911	11.0
Total non-U.S. securities	$61,934,815	54.4%

Tradewinds International Value
Country:
Japan	$73,467,447	25.7%
Netherlands	37,564,624	13.1
United Kingdom	25,518,493	8.9
France	24,802,845	8.7
South Korea	16,296,546	5.7
Switzerland	15,437,628	5.4
Belgium	11,405,720	4.0
Denmark	10,711,587	3.7
Canada	10,249,824	3.6
Other countries	41,601,111	14.6
Total non-U.S. securities	$267,055,825	93.4%

Tradewinds Japan
Country:
Japan	$14,793,012	96.8%
Total non-U.S. securities	$14,793,012	96.8%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Nuveen Investments	63

Notes to Financial Statements (continued)

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged To (From) Counterparty*	Net Exposure
Tradewinds Emerging Markets	Fixed Income Clearing Corporation	$839,284	$(839,284)	$—
Tradewinds Global All-Cap	Fixed Income Clearing Corporation	2,464,981	(2,464,981)	—
Tradewinds International Value	Fixed Income Clearing Corporation	2,639,216	(2,639,216)	—
Tradewinds Japan	Fixed Income Clearing Corporation	482,845	(482,845)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivatives instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 7/31/15		Year Ended 7/31/14
Tradewinds Emerging Markets	Shares	Amount	Shares	Amount
Shares sold:
Class A	13,512	$365,872	41,588	$1,112,027
Class C	2,849	72,680	13,351	359,757
Class R3	3,053	85,983	308	8,393
Class I	31,594	806,635	717,264	20,800,545
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	1,773	46,647
Class C	—	—	51	1,327
Class R3	—	—	8	216
Class I	2,989	72,030	7,715	203,054
	53,997	1,403,200	782,058	22,531,966
Shares redeemed:
Class A	(31,078)	(809,978)	(264,867)	(7,148,538)
Class C	(26,975)	(672,750)	(65,358)	(1,684,344)
Class R3	(790)	(20,103)	(1,570)	(42,310)
Class I	(550,474)	(15,092,613)	(551,246)	(14,641,446)
	(609,317)	(16,595,444)	(883,041)	(23,516,638)
Net increase (decrease)	(555,320)	$(15,192,244)	(100,983)	$(984,672)

64	Nuveen Investments

	Year Ended 7/31/15		Year Ended 7/31/14
Tradewinds Global All-Cap	Shares	Amount	Shares	Amount
Shares sold:
Class A	106,973	$2,917,495	122,256	$3,303,667
Class A – automatic conversion of Class B Shares	—	—	16,853	459,929
Class C	51,312	1,406,575	76,152	2,042,418
Class R3	4,777	130,060	1,792	48,455
Class I	610,733	17,445,915	452,647	12,316,042
Shares issued to shareholders due to reinvestment of distributions:
Class A	19,959	529,510	27,377	741,923
Class C	7,545	198,741	5,720	153,911
Class R3	173	4,593	146	3,942
Class I	28,350	751,271	38,009	1,029,292
	829,822	23,384,160	740,952	20,099,579
Shares redeemed:
Class A	(1,196,262)	(33,213,231)	(1,522,420)	(41,034,065)
Class B	—	—	(996)	(24,735)
Class B – automatic conversion to Class A Shares	—	—	(17,091)	(459,929)
Class C	(506,059)	(13,575,853)	(1,038,715)	(27,722,698)
Class R3	(5,112)	(136,123)	(4,728)	(130,202)
Class I	(1,618,407)	(44,579,721)	(2,991,343)	(80,685,467)
	(3,325,840)	(91,504,928)	(5,575,293)	(150,057,096)
Net increase (decrease)	(2,496,018)	$(68,120,768)	(4,834,341)	$(129,957,517)

	Year Ended 7/31/15		Year Ended 7/31/14
Tradewinds International Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	250,044	$6,017,642	954,632	$23,533,903
Class A – automatic conversion of Class B Shares	—	—	26,522	696,520
Class B – exchanges	—	—	1,035	24,864
Class C	40,967	937,806	64,572	1,540,014
Class R3	20,743	495,632	23,500	584,784
Class I	5,110,343	130,826,259	1,992,352	50,706,360
Shares issued to shareholders due to reinvestment of distributions:
Class A	55,587	1,235,135	144,735	3,632,849
Class B	—	—	760	18,218
Class C	25,435	539,723	13,999	335,418
Class R3	2,042	45,757	1,274	32,240
Class I	450,616	10,053,264	156,869	3,954,664
	5,955,777	150,151,218	3,380,250	85,059,834
Shares redeemed:
Class A	(4,662,949)	(119,938,393)	(2,709,424)	(67,651,318)
Class B	—	—	(51,200)	(1,196,872)
Class B – automatic conversion to Class A Shares	—	—	(27,889)	(696,520)
Class C	(260,838)	(5,905,751)	(389,316)	(9,226,193)
Class R3	(41,262)	(975,342)	(91,582)	(2,317,539)
Class I	(3,336,156)	(79,093,325)	(2,689,968)	(67,703,972)
	(8,301,205)	(205,912,811)	(5,959,379)	(148,792,414)
Net increase (decrease)	(2,345,428)	$(55,761,593)	(2,579,129)	$(63,732,580)

Nuveen Investments	65

Notes to Financial Statements (continued)

	Year Ended 7/31/15		Year Ended 7/31/14
Tradewinds Japan	Shares	Amount	Shares	Amount
Shares sold:
Class A	141,838	$3,617,216	82,347	$1,987,066
Class C	8,065	200,341	3,792	91,700
Class I	373,515	9,702,246	17,664	431,176
Shares issued to shareholders due to reinvestment of distributions:
Class A	995	22,358	1,462	35,595
Class C	748	16,674	452	10,908
Class I	2,071	46,695	1,485	36,238
	527,232	13,605,530	107,202	2,592,683
Shares redeemed:
Class A	(50,549)	(1,241,998)	(93,563)	(2,249,010)
Class C	(1,893)	(44,279)	(2,373)	(56,201)
Class I	(63,023)	(1,616,689)	(45,172)	(1,112,159)
	(115,465)	(2,902,966)	(141,108)	(3,417,370)
Net increase (decrease)	411,767	$10,702,564	(33,906)	$(824,687)

5. Investment Transactions

Long-term purchases and sales during the current fiscal period were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Purchases	$16,651,425	$75,690,894	$91,934,668	$12,581,052
Sales	31,635,285	142,477,502	157,741,050	2,473,710

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of July 31, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Cost of investments	$24,815,876	$110,548,652	$232,971,875	$14,120,928
Gross unrealized:
Appreciation	$2,165,257	$17,090,550	$76,211,460	$1,621,025
Depreciation	(6,760,367)	(13,374,915)	(25,111,465)	(466,096)
Net unrealized appreciation (depreciation) of investments	$(4,595,110)	$3,715,635	$51,099,995	$1,154,929

66	Nuveen Investments

Permanent differences, primarily due to federal taxes paid, foreign currency transactions and adjustments for investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2015, the Funds’ tax year end, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Capital paid-in	$664	$(65,880)	$4,659	$(54)
Undistributed (Over-distribution of) net investment income	(9,192)	(70,609)	4,658,142	118,496
Accumulated net realized gain (loss)	8,528	136,489	(4,662,801)	(118,442)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2015, the Funds’ tax year end, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Undistributed net ordinary income[1]	$105,814	$182,215	$2,354,266	$147,081
Undistributed net long-term capital gains	—	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2015 and July 31, 2014, was designated for purposes of the dividends paid deduction as follows:

2015	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Distributions from net ordinary income[1]	$73,543	$1,748,851	$12,712,072	$147,758
Distributions from net long-term capital gains	—	—	—	—

2014	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Distributions from net ordinary income[1]	$318,331	$2,393,454	$8,647,025	$155,008
Distributions from net long-term capital gains	—	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2015, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Expiration:
July 31, 2018	$—	$—	$54,060,130	$—
Not subject to expiration	42,887,782	190,379,776	217,983,198	26,245
Total	$42,887,782	$190,379,776	$272,043,328	$26,245

During the Funds’ tax year ended July 31, 2015, the following Fund utilized capital loss carryforwards as follows:

Tradewinds Japan
Utilized capital loss carryforwards	$131,444

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	67

Notes to Financial Statements (continued)

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
For the first $125 million	1.0000%	0.6900%	0.6900%	0.7000%
For the next $125 million	0.9875	0.6775	0.6775	0.6875
For the next $250 million	0.9750	0.6650	0.6650	0.6750
For the next $500 million	0.9625	0.6525	0.6525	0.6625
For the next $1 billion	0.9500	0.6400	0.6400	0.6500
For net assets over $2 billion	0.9250	0.6150	0.6150	0.6250

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2015, the complex-level fee rate for each Fund was 0.1639%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Tradewinds Emerging Markets	1.50%	September 30, 2016	1.85%
Tradewinds Global All-Cap	N/A	N/A	1.55
Tradewinds Japan	1.25	September 30, 2016	1.50
N/A	– Not applicable.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Sales charges collected (Unaudited)	$2,775	$10,284	$10,674	$60,033
Paid to financial intermediaries (Unaudited)	2,585	9,081	9,527	53,041

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

68	Nuveen Investments

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Commission advances (Unaudited)	$1,315	$7,077	$5,678	$1,334

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
12b-1 fees retained (Unaudited)	$1,041	$10,868	$7,520	$1,163

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
CDSC retained (Unaudited)	$1,234	$755	$311	$100

As of the end of the reporting period, Nuveen owned shares of the following Funds as follows:

	Tradewinds Emerging Markets	Tradewinds Japan
Class A Shares	$—	$—
Class C Shares	—	2,277
Class R3 Shares	1,179	N/A
Class I Shares	—	43,098

8. Borrowing Arrangements

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2014, Tradewinds International Value and Tradewinds Japan utilized $359,523 and $92,887, respectively, of the Unsecured Credit Line at an annualized interest rate of 1.34% on its respective outstanding balance. The remaining Funds in this report did not draw on this Unsecured Credit Line during the current fiscal period.

During July 2015, the Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. This credit agreement replaces the Unsecured Credit Line described above. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

9. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase

Nuveen Investments	69

Notes to Financial Statements (continued)

agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Funds’ financial statement disclosures.

10. Subsequent Events

Change in Contingent Deferred Sales Charge (CDSC) Schedule

Effective November 1, 2015, shareholders purchasing $1 million or more of Class A Shares at NAV without an up-front sales charge will be assessed a CDSC of 1.00% on any shares redeemed within 18 months of purchase, unless the redemption is eligible for a CDSC reduction or waiver as specified in the Fund’s statement of additional information.

70	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Tradewinds Global Investors, LLC 2049 Century Park East Los Angeles, CA 90067	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Foreign Taxes: Nuveen Tradewinds Emerging Markets Fund, Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds International Value Fund paid qualifying foreign taxes of $65,204, $195,381 and $786,803, respectively, and earned $565,343, $1,849,467 and $6,176,273 of foreign source income, respectively, during the fiscal year ended July 31, 2015. Pursuant to Section 853 of the Internal Revenue Code, Nuveen Tradewinds Emerging Markets Fund, Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds International Value Fund hereby designate $0.07, $0.05 and $0.07 per share as foreign taxes paid, respectively, and $0.65, $0.44 and $0.53 per share as income earned from foreign sources, respectively, for the fiscal year ended July 31, 2015. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
% of QDI	100%	100%	72%	61%
% of DRD	0%	77%	0%	0%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

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Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Emerging Markets Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Emerging Markets Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Global Multi-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper International Multi-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Japanese Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Japanese Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

MSCI (Morgan Stanley Capital International) All Country World Index (ACWI): A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI EAFE (Europe, Australasia, Far East) Index: A free-float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: A free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Japan Index: A capitalization-weighted index, adjusted for free float. The index is designed to reflect the sectoral diversity of the Japanese equity markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

72	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Tradewinds Global Investors, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made a site visit to the Sub-Adviser in January 2015.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements for each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

74	Nuveen Investments

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Tradewinds Japan Fund (the “Japan Fund”), the Board noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the second quartile in the one- and five-year periods and the third quartile in the three-year period. Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

For Nuveen Tradewinds Emerging Markets Fund (the “Emerging Markets Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the fourth quartile and underperformed its benchmark in the one-, three- and five-year periods.

For Nuveen Tradewinds Global All-Cap Fund (the “Global All-Cap Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the fourth quartile in the three- and five-year periods and the third quartile in the one-year period. The Fund also underperformed its benchmark in the one-, three- and five-year periods.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

For Nuveen Tradewinds International Value Fund (the “International Value Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the fourth quartile in the three- and five-year periods and the third quartile in the one-year period. The Fund also underperformed its benchmarks in the one-, three- and five-year periods. The Board, however, noted the Fund outperformed its benchmarks and ranked in the first quartile for the quarter ended March 31, 2015.

The Nuveen funds that have experienced periods of challenged performance included certain Funds advised by Tradewinds (the Emerging Markets Fund, the Global All-Cap Fund, and the International Value Fund (collectively, the “Tradewinds Funds”)). As described above, for the Nuveen funds with challenged performance, the Board considered an analysis by the Adviser focusing on the factors impacting the respective fund’s performance results and discussed such factors and the efforts considered or undertaken to address any performance issues. With respect to the Tradewinds Funds, the Board recognized that the stressed performance during the period following the departure of certain senior management still dominated the longer-term performance results. With respect to the Emerging Markets Fund, the Board also recognized that the Fund’s positions in financials and consumer staples, and exposure to Russia and underweight to China detracted from performance. With respect to the Global All-Cap Fund, the Board recognized that negative stock selection was a main contributor to the Fund’s underperformance. The Board visited the Sub-Adviser in January 2015 and considered the steps that had been taken to address performance challenges or were being considered. With respect to the Sub-Adviser, the Board recognized that a new President had been appointed in March 2014 and considered the strategic plans for the firm as well as the modifications to investment research and portfolio construction implemented by the co-chief investment officers. The Board noted the Adviser’s continued close monitoring and collaboration with the Sub-Adviser in addressing performance issues. The Board continues to closely monitor the operations and strategies of the Sub-Adviser.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members recognized that each Fund had a net management fee and a net expense ratio below or in line with its peer averages (noting that, in the case of the Global All-Cap Fund, the Fund’s net expense ratio was the same as that of the peer average and that, in the case of the Japan Fund, the Fund did not have a management fee after fee waivers and expense reimbursements for the latest fiscal year).

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

76	Nuveen Investments

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Emerging Markets Fund, the Global All-Cap Fund and the Japan Fund through the adoption of temporary and/or permanent expense caps. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

78	Nuveen Investments

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	194
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	194
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	194
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	194

Nuveen Investments	79

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	194
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	194
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	194
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	194
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	194

80	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	194
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	194

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	195
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	195
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	195

Nuveen Investments	81

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	195
Sherri A. Hlavacek 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015

Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.

				195
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	195
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	195
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	195
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	195
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	195

82	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	83

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-GRW-0715D        10417-INV-Y-09/16

Mutual Funds

Nuveen Equity Funds

Annual Report July 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Global Growth Fund	NGGAX	NGGCX	NGGRX	NGWIX
Nuveen International Growth Fund	NBQAX	NBQCX	NBQBX	NBQIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its ultra-loose monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

A large consensus expects at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture remains somewhat uncertain. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the United States. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 21, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Global Growth Fund

Nuveen International Growth Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Tracy Stouffer, CFA, and Nancy Crouse, CFA, serve as co-managers of the Nuveen Global Growth Fund. Tracy Stouffer also serves as portfolio manager for the Nuveen International Growth Fund.

Here the portfolio managers discuss economic and equity market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended July 31, 2015.

What factors affected the U.S. economy, equity and global markets during the twelve-month reporting period ended July 31, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in the year continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement but also highlighted the policy makers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption, and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September. During the September 2015 meeting (subsequent to the close of this reporting period), the Fed decided to keep the federal funds rate near zero despite broad speculation it would increase rates. The Committee said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed’s goals of maximum employment and inflation approaching two percent.

According to the government’s revised estimate, the U.S. economy increased at a 3.7% annualized rate in the second quarter of 2015, as measured by GDP, compared with a decrease of 0.6% in the first quarter of 2015 and increases of 5.0% in the third quarter 2014 and 2.2% in the fourth quarter 2014. The increase in real GDP in the second quarter reflected positive contributions from personal consumption expenditures, exports, state and local government spending, and residential fixed investment that were partly

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

offset by negative contributions from federal government spending, private inventory investment, and nonresidential fixed investment. The Consumer Price Index (CPI) increased 0.1% year-over-year as of July 2015. The core CPI (which excludes food and energy) increased 0.1% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of July 2015, the U.S. unemployment rate was 5.3%, a level not seen since mid-2008. This figure is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading in June 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.5% for the twelve months ended June 2015 (most recent data available at the time this report was prepared).

The reporting period was marked by geopolitical turmoil, weak growth overseas and sharply falling oil prices, which were caused by the faltering global economy and the Organization of the Petroleum Exporting Countries (OPEC) refusal to relinquish market share. At the same time, the U.S. economy proved to be resilient, boosted by an improving job market combined with declining gas prices and low mortgage rates. Falling oil prices propelled significant appreciation in the U.S. dollar, which hit a multi-year high versus a basket of other major currencies, supported by a confident Fed and weaker data coming out of Europe, Japan and China. In an effort to improve their economic growth, countries across the globe maintained extraordinarily accommodative monetary policies. The European Central Bank (ECB) launched a massive quantitative easing program via a government bond-buying program that pumped more than 1 trillion euros into the weak eurozone economy, while other central banks around the world enacted more than 30 policy easing actions during the first few months of 2015.

Later in the reporting period, political drama dominated the news including the escalating tensions over Greece’s debt issues and aggressive policy intervention by the Chinese government to deflate the country’s stock market bubble. Greece took front and center in world market headlines with defaults on its payments to the International Monetary Fund and threats of a potential exit from the European Monetary Union (EMU). Just when it seemed that the U.S. employment picture and inflation forecasts were beginning to hint of a rate increase by the Fed in 2015, these events in Greece, China and elsewhere in the world pushed out expectations for the first rate hike from mid-year 2015 to September or even later.

With this backdrop, global stock market volatility increased significantly during the reporting period. Oil and gas shares, other energy-related stocks and petrocurrencies were hit hard around the world due to dramatically falling commodity prices. The U.S. stock market sold off in October before surging back to generate strong 12-month returns, while international markets were mixed and ended the reporting period with returns significantly below the U.S. market. In non-U.S. equity markets, news of the ECB’s quantitative easing program and other widespread policy moves in early 2015 were well received, propelling developed European markets to stronger returns through the end of the reporting period. After selling off in October, the Japanese stock market rallied throughout the remainder of the reporting period and ended as a standout performer, despite the country’s less-than-stellar GDP growth. The Nikkei Index’s advance was spurred on as Japanese companies reported record profitability, embraced corporate governance reforms and pursued merger and acquisition activity. On the other hand, emerging market stocks experienced a difficult reporting period, significantly underperforming developed market peers. The segment faced headwinds from the strong U.S. dollar, weak data from China and expectations that the Fed would raise U.S. interest rates earlier than expected. The Chinese stock market experienced a wild ride, soaring to new highs by mid-June before experiencing a dramatic sell-off as the reporting period came to a close. Investors pulled money out of stocks despite efforts by China’s central bank to prop up the market by cutting interest rates to a record low. The sell-off in emerging market stocks across Latin America, Asia and Eastern Europe was further fueled by the impasse in negotiations between Greece and its creditors as the country defaulted on payments to the International Monetary Fund. However, by mid-July, Greece had agreed to austerity measures in return for more bailout funds.

How did the Funds perform during the twelve-month reporting period ended July 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the one-year, five-year and since inception periods ended July 31, 2015. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

6	Nuveen Investments

What strategies were used to manage the Funds during the twelve-month reporting period ended July 31, 2015 and how did these strategies influence performance?

Nuveen Global Growth Fund

The Fund’s Class A Shares at NAV outperformed the MSCI World Index and the Lipper classification average during the twelve-month reporting period ended July 31, 2015.

The Fund’s investment process starts with the identification of nine to ten durable investment themes that describe global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. We then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign and domestic companies that are consistent with its investment themes to create a well-diversified portfolio.

We invested the majority of the Fund’s portfolio in stocks from developed market countries during the reporting period and a moderate amount in stocks from emerging market countries, with the remaining portion in cash or cash equivalents. In terms of country contribution, the Fund’s positions in the U.S., China and Canada contributed the most on a relative basis. However, stock selection in Indonesia, Brazil and India generally detracted versus the MSCI World Index. At the sector level, the Fund generated favorable relative performance in eight of the ten sectors, led by information technology, health care and consumer staples. Energy and utilities were the only detractors, albeit modest, among the sectors. In aggregate, sector weights and stock selection proved very beneficial during the reporting period, contributing to the Fund’s outperformance of its benchmarks.

In terms of individual holdings, the Fund’s top contributor was U.S.-based information technology company Palo Alto Networks, Inc. This leading provider of enterprise endpoint and network security products has increased market share significantly in a strongly growing market. Corporations often have an uncapped budget for network security spending as they try to protect critical information from cyber threats. Industry research organization Gartner Group forecasts that network security spending will grow 7% annually through 2018. Palo Alto’s stock has performed well as both market growth and superior execution have lifted earnings growth expectations.

Another U.S.-based technology company, Ambarella, Incorporated, was a solid contributor to performance driven by strong earnings growth, which supported rising expectations for future growth. The company’s leading position in video compression technology has enabled it to participate in multiple areas of growth in the consumption of digital video imagery. Ambarella is the sole supplier of image-processing chips for GoPro action cameras and a leading provider of chips for security cameras, small wearable cameras and drones. The company’s technology is in demand where the objective is to capture high-definition video that needs to be compressed efficiently with reduced power use.

In the industrial sector, the Fund experienced favorable results from its position in China CNR Corporation Limited, the smaller of China’s two largest train makers. China CNR was the target of a takeover offer by larger competitor CSR Corporation Limited in December 2014. Investors reacted favorably to the merger announcement because the combined entity would be poised to achieve cost savings in terms of expenses, research and development, distribution channels and maintenance coverage in both domestic and overseas markets. Internationally, the merged company would enjoy enhanced competitiveness, while mitigating the severe price competition between the two companies. After China CNR’s stock rose significantly according to our expectations, we took profits in the name because we believed it was fully valued and lacking additional catalysts in the near term. The merger of the two firms was completed in May 2015 and the combined entity has been renamed CRRC Corporation.

Another positive contributor for the Fund was China Communications Construction Co. Ltd, a diversified transportation infrastructure company with exposure to roadwork, port construction and new road development. The company continued to benefit from increased spending in China for infrastructure, particularly waterways, as well as its expansion into overseas markets, which should be further enhanced by its acquisition of Australian company John Holland Group. We expect to see ongoing demand for China Communications Construction’s businesses as transportation infrastructure is a key part of the country’s mega “One Belt, One Road” plan, which aims to improve China’s trade and communication with the rest of the world.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

On the negative side, several of the Fund’s U.S.-based energy holdings detracted from performance including Pioneer Natural Resources Company and Nabors Industries Ltd. Broadly speaking, any company with exposure to the oil commodity or companies who produce or carry oil experienced weak share prices and downward pressure on future earnings prospects. Pioneer Natural Resources is a high-quality exploration and production firm with attractive assets in the Eagle Ford shale region in south central U.S., however, the company’s strong balance sheet and efficient operations were not enough to protect its share price from the impact of crude oil’s dramatic decline. Nabors Industries, a land drilling contractor and well servicing company, was under pressure as investors anticipated future declines in orders due to falling oil prices. In order to reduce the Fund’s commodity exposure, we sold out of Nabors Industries toward the end of 2014, but continued to like and own Pioneer Natural Resources.

In addition, Trinity Industries Inc. was weak along with other U.S. industrial companies that had previously benefited from the build-out of infrastructure related to North American energy production. Trinity Industries is the largest manufacturer of rail cars, including tank cars used to carry petroleum, as well as barges. While we believe that non-tank car demand will grow and regulatory changes will sustain a level of replacement demand as safer tank cars are necessary, the value of the company’s backlog of future orders was marked down as oil prices declined. Therefore, we sold out of the Fund’s position in Trinity Industries during the reporting period.

In terms of regional and country changes during the reporting period, we decreased the Fund’s emerging market exposure mainly as a result of a reduction in China, which was the top-performing market in 2014. Although the Chinese government has made a number of significant policy announcements to stem its market’s recent fall, we don’t believe the extreme volatility and correction is over and will look for a better level to reinvest. At the same time, we increased exposure to several European and Asian countries including Italy, the United Kingdom, South Korea, Denmark, Luxembourg and Hong Kong because we saw conditions begin to modestly improve toward the end of the period. Looking beyond some of the uncertainty surrounding Greece, we believe the environment for European equities continues to be supportive with proactive European Monetary Union policy responses. Corporate earnings and credit availability are trending upward in Europe while the euro is materially weaker, making European companies very competitive.

We have also increased exposure to Japan as the yen has stabilized and wage growth has improved, which is benefiting domestic consumption. We continue to see evidence that Japan is on the path to very significant positive reform and restructuring, including the unwinding of cross shareholdings that have just begun and the initial steps to deregulate its very rigid labor market. The Japanese stock market is the only major market globally that has substantially increased its return on equity, which has doubled since 2011 year-end, while its trailing price/earnings ratios have contracted over the same timeframe. One of the themes we are emphasizing in Japan is companies that are likely to benefit from inbound tourism. In January, Japan relaxed its visa restrictions which, coupled with the weak yen, suddenly caused the country to become a favorite destination for foreign visitors, particularly from countries such as China, Vietnam and the Philippines. The Japanese government is expected to further increase its tourist visitation targets and unveil various initiatives to accommodate additional growth in foreign tourists. Recent tourist inflows have set an all-time monthly record and have grown for three straight years. Cosmetics, electronics and “made in Japan” products are of particular interest and are enjoying strong sales from visitors. Along those lines, we have added several Japanese companies to the Fund’s portfolio including consumer electronics conglomerate Sony Corporation and duty-free retailer Laox Co., Ltd.

In terms of other broad investment themes, we continued to focus on finding new ideas in the areas of active safety and autonomous mobility, including companies that provide connectors, cameras, sensors and geo-positioning services. Another theme we are emphasizing in the portfolio is companies that target aesthetics. With more than 40 million Americans and 200 million Chinese over 60 years old, cosmetic procedures and anti-aging products are in high demand, growing rapidly and being democratized around the world. The Internet drives ease of purchase and price comparison, while reality television and social media make these products universal.

Within our demographic dividend theme, we have added to the Fund’s exposure in biotechnology companies that offer innovations that extend life and to service providers that improve the quality of life. On the biotech side, we added several U.S. companies including Bluebird Bio, Inc., Alexion Pharmaceuticals, Inc. and Regeneron Pharmaceuticals Inc. that exemplify the innovation we see in this industry. In terms of health care service providers, we are looking to take advantage of two observable trends. In the U.S., we are seeing increased reimbursement for the treatment of mental and behavioral health illnesses, while in the U.K., the government’s health services provider is trying to reduce its obligation to provide treatment for mental illness. Therefore, we’ve added a position in Acadia Healthcare Company Inc., which runs treatment facilities for addiction, behavioral health and mental health issues across the U.S. and the U.K.

8	Nuveen Investments

Nuveen International Growth Fund

The Fund’s Class A Shares at NAV outperformed both the MSCI EAFE Index and the Lipper classification average during the twelve-month reporting period ended July 31, 2015.

The Fund’s investment process starts with identifying nine to ten durable investment themes that capture global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. For each theme, we then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign companies in both developed and emerging markets that are consistent with the Fund’s investment themes to create a well-diversified portfolio.

We invested the majority of the Fund’s portfolio in stocks from developed market countries during the reporting period and a moderate amount in stocks from emerging market countries, with the remaining portion in cash or cash equivalents. In terms of country contribution, the Fund’s positions in China, Australia and Italy contributed the most on a relative basis. However, stock selection in Japan, Brazil and Norway generally detracted versus the MSCI EAFE Index. At the sector level, the Fund generated favorable relative performance in seven of the ten sectors, led by industrials, financials and health care. Energy, telecommunication services and consumer discretionary were the only detractors among the sectors. In aggregate, country and sector weights proved beneficial during the reporting period, contributing to the Fund’s outperformance of its benchmarks. Stock selection detracted due to the very weak performance of the energy sector.

In terms of individual holdings, the Fund’s top contributor was China CNR Corporation Limited, the smaller of China’s two largest train makers. China CNR was the target of a takeover offer by larger competitor CSR Corporation Limited in December 2014. Investors reacted favorably to the merger announcement because the combined entity would be poised to achieve cost savings in terms of expenses, research and development, distribution channels and maintenance coverage in both domestic and overseas markets. Internationally, the merged company would enjoy enhanced competitiveness, while mitigating the severe price competition between the two companies. After China CNR’s stock rose significantly according to our expectations, we took profits in the name because we believed it was fully valued and lacking additional catalysts in the near term. The merger of the two firms was completed in May 2015 and the combined entity has been renamed CRRC Corporation.

Also, Leonteq AG, a Switzerland-based holding company, contributed positively to performance. Leonteq helps large banks and insurance companies primarily in Europe and Asia to manage their structured investment products by analyzing and managing the risks of the underlying derivative investments. The company is benefiting from the low interest rate environment, which has boosted the appeal of structured products and innovative insurance policies. Additionally, in the wake of the recent financial crisis, regulators are requiring banks and insurance companies to carry higher levels of capital, which is contributing to a keen focus on cost controls. This has driven financial companies to concentrate on their core competencies, while outsourcing various services to vendors such as Leonteq and its subsidiaries.

The Fund also experienced strong results from Valeant Pharmaceuticals International, a Canadian based health care company. Valeant is one of the best-positioned specialty pharmaceutical companies as the industry continues to consolidate. Recent progress in the company’s organic growth rate has driven confidence that its management team can continue to operate efficiently. Also, Valeant’s exposure to dermatology assets and emerging markets has added to the company’s growth.

Another positive contributor for the Fund was China Communications Construction Co. Ltd, a diversified transportation infrastructure company with exposure to roadwork, port construction and new road development. The company continued to benefit from increased spending in China for infrastructure, particularly waterways, as well as its expansion into overseas markets, which should be further enhanced by its acquisition of Australian company John Holland Group. We expect to see ongoing demand for China Communications Construction’s businesses as transportation infrastructure is a key part of the country’s mega “One Belt, One Road” plan, which aims to improve China’s trade and communication with the rest of the world.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

On the negative side, several of the Fund’s Canadian energy holdings detracted from performance including oil and gas producers Paramount Resources Ltd. and Granite Oil Corp., which was formerly known as DeeThree Exploration Ltd. until May 2015. Both companies suffered due to the rapid fall in oil and natural gas commodity prices. The reporting period started out with strong natural gas prices and low storage levels, as well as strong oil prices based on robust demand and higher cost supply. However, it ended with weak natural gas prices as production grew ahead of estimates and storage levels were refilled, while oil prices fell significantly as OPEC decided to maintain its production levels in an attempt to defend its market share by driving out higher cost North American producers. We sold the Fund’s positions in both Paramount Resources and Granite Oil and the stocks continued to decline further.

The Fund’s position in U.K. e-commerce fashion retailer Boohoo.com Plc also detracted during the reporting period. The company targets young (16-24 year old) and fashion-conscious consumers with its own branded clothing, shoe and accessory lines. However, Boohoo.com’s shares fell significantly in January 2015 when the company surprised the market with a profit warning, after reporting in the previous quarter that it was on track to meet full-year earnings expectations. The company’s sales growth fell short of forecasts, which management attributed to unseasonably warm autumn weather in the U.K. and unsuccessful marketing efforts. We sold out of the Fund’s position in Boohoo.com.

In terms of regional and country changes during the reporting period, we decreased the Fund’s emerging market exposure mainly as a result of a reduction in China, which was the top-performing market in 2014. Although the Chinese government has made a number of significant policy announcements to stem its market’s recent fall, we don’t believe the extreme volatility and correction is over and will look for a better level to reinvest. At the same time, we have increased the Fund’s exposure to South Korea, which now represents its largest emerging market weighting. In addition, we reduced exposure to Canada, Taiwan and Norway, while increasing the Fund’s weightings in Italy and Denmark. Looking beyond some of the uncertainty surrounding Greece, we believe the environment for European equities continues to be supportive with proactive European Monetary Union policy responses. Corporate earnings and credit availability are trending upward in Europe while the euro is materially weaker, making European companies very competitive.

We have also increased exposure to Japan as the yen has stabilized and wage growth has improved, which is benefiting domestic consumption. We continue to see evidence that Japan is on the path to very significant positive reform and restructuring, including the unwinding of cross shareholdings that have just begun and the initial steps to deregulate its very rigid labor market. The Japanese stock market is the only major market globally that has substantially increased its return on equity, which has doubled since 2011 year-end, while its trailing price earnings ratios have contracted over the same timeframe. One of the themes we are emphasizing in Japan is companies that are likely to benefit from inbound tourism. In January, Japan relaxed its visa restrictions which, coupled with the weak yen, suddenly caused the country to become a favorite destination for foreign visitors, particularly from countries such as China, Vietnam and the Philippines. The Japanese government is expected to further increase its tourist visitation targets and unveil various initiatives to accommodate additional growth in foreign tourists. Recent tourist inflows have set an all-time monthly record and have grown for three straight years. Cosmetics, electronics and “made in Japan” products are of particular interest and are enjoying strong sales from visitors. Along those lines, we have added several Japanese companies to the Fund’s portfolio including: Sony Corporation, the consumer electronics conglomerate; Laox Co., Limited, a duty-free retailer; Japan Airport Terminal Co. Ltd., the manager and operator of Haneda’s airport terminal; and Pola Orbis Holdings Inc., a skincare and cosmetic product manufacturer. Similarly, we believe the recent increase in tourists traveling to South Korea will provide a boost to Korean companies. Therefore, we have added several positions that could potentially benefit from this trend including Hotel Shilla Company Limited, the owner of luxury hotels and duty-free shops, and CJ CGV Co. Ltd, which operates the largest multiplex cinema chain in South Korea.

In terms of other broad investment themes, we continued to focus on finding new ideas in the areas of active safety and autonomous mobility, including companies that provide connectors, cameras, sensors and geo-positioning services. Another theme we are emphasizing in the portfolio is companies that target aesthetics. With more than 40 million Americans and 200 million Chinese over 60 years old, cosmetic procedures and anti-aging products are in high demand, growing rapidly and being democratized around the world. The Internet drives ease of purchase and price comparison, while reality television and social media make these products universal.

10	Nuveen Investments

Risk Considerations

Nuveen Global Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, and smaller company risks, are described in detail in the Fund’s prospectus.

Nuveen International Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, and smaller company risks, are described in detail in the Fund’s prospectus.

Nuveen Investments	11

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12	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Global Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2015

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	15.02%	14.55%	17.19%
Class A Shares at maximum Offering Price	8.40%	13.21%	16.09%
MSCI World Index	4.92%	11.74%	14.09%
Lipper Global Multi-Cap Growth Funds Classification Average	7.07%	11.35%	14.36%

Class C Shares	14.14%	13.70%	16.31%
Class R3 Shares	14.71%	14.27%	16.90%
Class I Shares	15.30%	14.84%	17.48%

Average Annual Total Returns as of June 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	8.33%	16.02%	17.13%
Class A Shares at maximum Offering Price	2.10%	14.66%	16.01%
Class C Shares	7.51%	15.16%	16.26%
Class R3 Shares	8.04%	15.73%	16.84%
Class I Shares	8.59%	16.31%	17.42%

Since inception returns are from 4/24/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	2.47%	3.26%	3.11%	2.54%
Net Expense Ratios	1.42%	2.17%	1.67%	1.17%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% (1.45% after September 30, 2016) of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen International Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2015

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	6.23%	11.49%	15.99%
Class A Shares at maximum Offering Price	0.13%	10.17%	14.90%
MSCI EAFE Index	(0.28)%	8.01%	11.10%
Lipper International Multi-Cap Growth Funds Classification Average	1.24%	7.45%	11.15%

Class C Shares	5.46%	10.66%	15.14%
Class R3 Shares	5.97%	11.19%	15.69%
Class I Shares	6.50%	11.76%	16.27%

Average Annual Total Returns as of June 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	1.34%	13.16%	16.00%
Class A Shares at maximum Offering Price	(4.49)%	11.83%	14.90%
Class C Shares	0.57%	12.33%	15.15%
Class R3 Shares	1.10%	12.87%	15.70%
Class I Shares	1.59%	13.44%	16.29%

Since inception returns are from 4/24/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.52%	2.28%	1.79%	1.27%
Net Expense Ratios	1.21%	1.96%	1.46%	0.96%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% (1.45% after September 30, 2016) of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Holding

Summaries as of July 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Global Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	91.4%
Common Stock Rights	0.0%
Repurchase Agreements	7.7%
Other Assets Less Liabilities	0.9%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Visa Inc.	2.0%
Home Depot, Inc.	1.9%
Allergan PLC	1.9%
Facebook Inc., Class A Shares	1.8%
Constellation Brands, Inc., Class A	1.8%

Portfolio Composition

(% of net assets)

Food Products	5.7%
Software	5.0%
Media	4.9%
Hotels, Restaurants & Leisure	4.4%
Pharmaceuticals	4.4%
Specialty Retail	4.0%
Banks	4.0%
Capital Markets	3.9%
Biotechnology	3.6%
Electronic Equipment & Instruments	3.2%
Internet Software & Services	3.1%
Semiconductors & Semiconductor Equipment	3.0%
Electrical Equipment	2.9%
Oil, Gas & Consumable Fuels	2.8%
Health Care Equipment & Supplies	2.5%
Household Durables	2.4%
Health Care Providers & Services	2.2%
Life Sciences Tools & Services	2.2%
Real Estate Management & Development	2.1%
Textiles, Apparel & Luxury Goods	2.0%
IT Services	2.0%
Road & Rail	1.9%
Other	19.2%
Common Stock Rights	0.0%
Repurchase Agreements	7.7%
Other Assets Less Liabilities	0.9%
Net Assets	100%

Country Allocation

(% of net assets)

United States	55.7%
Japan	8.3%
United Kingdom	6.9%
Italy	3.7%
Germany	3.3%
Canada	2.9%
Denmark	2.9%
France	2.2%
Spain	1.6%
South Korea	1.4%
Switzerland	1.2%
Other	9.0%
Other Assets Less Liabilities	0.9%
Net Assets	100%

18	Nuveen Investments

Nuveen International Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	97.0%
Common Stock Rights	0.0%
Repurchase Agreements	3.0%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Vesta Wind Systems A/S	2.2%
Leonteq AG	1.6%
Valeant Pharmaceuticals International	1.5%
Mobileye NV	1.5%
Roche Holdings AG	1.4%

Portfolio Composition

(% of net assets)

Pharmaceuticals	6.2%
Capital Markets	6.0%
Media	6.0%
Electronic Equipment & Instruments	4.7%
Banks	4.7%
Specialty Retail	4.4%
Household Durables	4.3%
Semiconductors & Semiconductor Equipment	4.3%
Hotels, Restaurants & Leisure	4.2%
Electrical Equipment	3.8%
Real Estate Management & Development	3.4%
Aerospace & Defense	3.1%
Internet Software & Services	2.9%
Food Products	2.9%
Biotechnology	2.9%
Textiles, Apparel & Luxury Goods	2.8%
Oil, Gas & Consumable Fuels	2.7%
Software	2.6%
Internet & Catalog Retail	2.5%
Diversified Financial Services	2.4%
Diversified Telecommunication Services	2.1%
Other	18.1%
Common Stock Rights	0.0%
Repurchase Agreements	3.0%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Country Allocation

(% of net assets)

Japan	21.5%
United Kingdom	11.4%
Italy	6.7%
Germany	6.3%
Denmark	6.1%
South Korea	5.5%
Canada	5.5%
France	4.9%
United States	4.4%
Switzerland	4.4%
Netherlands	3.3%
China	2.4%
Other	17.6%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Nuveen Investments	19

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2015.

The beginning of the period is February 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Growth Fund

	Share Class
	A Shares	C Shares	R3 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,156.90	$1,152.60	$1,155.40	$1,158.60
Expenses Incurred During Period	$7.54	$11.53	$8.87	$6.21
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.80	$1,014.08	$1,016.56	$1,019.04
Expenses Incurred During Period	$7.05	$10.79	$8.30	$5.81

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.41%, 2.16%, 1.66% and 1.16% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20	Nuveen Investments

Nuveen International Growth Fund

	Share Class
	A Shares	C Shares	R3 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,113.70	$1,109.70	$1,112.20	$1,114.90
Expenses Incurred During Period	$6.39	$10.30	$7.70	$5.09
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.74	$1,015.03	$1,017.50	$1,019.98
Expenses Incurred During Period	$6.11	$9.84	$7.35	$4.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 1.47% and 0.97% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	21

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Growth Fund and Nuveen International Growth Fund (each a series of the Nuveen Investment Trust II, hereinafter referred to as the “Funds”) at July 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

September 25, 2015

22	Nuveen Investments

Nuveen Global Growth Fund

Portfolio of Investments	July 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 91.4%

	COMMON STOCKS – 91.4%

	Aerospace & Defense – 0.7%

2,280	Aero Space Technology of Korea Inc., (2)	$66,832

1,067	Korea Aerospace Industries Limited	88,905
	Total Aerospace & Defense	155,737

	Air Freight & Logistics – 0.7%

3,210	Atlas Air Worldwide Holdings Inc., (2)	157,771

	Auto Components – 1.1%

3,095	Delphi Automotive PLC	241,658

	Automobiles – 0.6%

498	Tesla Motors Inc., (2)	132,543

	Banks – 4.0%

2,667	Citigroup Inc.	155,913

25,413	IntesaSanpaolo SpA	97,740

68,524	Lloyds TSB Group PLC	89,033

1,461	Signature Bank, (2)	212,707

17,000	Sumitomo Mitsui Trust Holdings	78,982

1,477	SVB Financial Group, (2)	211,359
	Total Banks	845,734

	Beverages – 1.8%

3,119	Constellation Brands, Inc., Class A, (2)	374,342

	Biotechnology – 3.6%

721	Alexion Pharmaceuticals Inc., (2)	142,354

1,639	Bavarian Nordic A/S, (2)	77,429

841	Bluebird Bio Inc., (2)	139,463

932	Genmab AS, (2)	87,716

2,600	Grifols SA, ADR	84,370

13,600	MediciNova, Inc., (2)	50,592

1,900	Natera, Inc., (2)	34,371

250	Regeneron Pharmaceuticals, Inc., (2)	138,415
	Total Biotechnology	754,710

	Capital Markets – 3.9%

7,043	Anima Holding S.p.A	72,322

4,480	Charles Schwab Corporation	156,262

2,063	Flow Traders NV	84,952

2,100	Jafco Company Limited	102,852

Nuveen Investments	23

Nuveen Global Growth Fund (continued)

Portfolio of Investments	July 31, 2015

Shares	Description (1)	Value

	Capital Markets (continued)

761	Leonteq AG	$175,858

13,765	Mediobanca S.p.A	149,889

11,000	Nomura Securities Company	78,230
	Total Capital Markets	820,365

	Communications Equipment – 1.7%

1,515	Palo Alto Networks, Incorporated, (2)	281,532

3,294	Sierra Wireless, Inc., (2)	80,999
	Total Communications Equipment	362,531

	Consumer Finance – 0.5%

5,553	Sixt Leasing AG, (2)	115,599

	Diversified Financial Services – 1.1%

12,246	Cerved Information Solutions S.p.A, (2)	98,717

1,500	Hong Kong Exchanges and Clearing Limited	40,788

2,194	London Stock Exchange Group	89,460
	Total Diversified Financial Services	228,965

	Diversified Telecommunication Services – 1.2%

4,294	Cellnex Telecom S.A.U, (2)	71,163

7,687	Euskaltel S.A, (2)	96,411

64,223	Telecom Italia S.p.A., (2)	84,992
	Total Diversified Telecommunication Services	252,566

	Electrical Equipment – 2.9%

5,469	Gamesa Corporacion Tecnologica SA, (2)	86,581

1,200	Nidec Corporation	107,524

1,740	Rockwell Automation, Inc.	203,197

4,010	Vesta Wind Systems A/S	218,888
	Total Electrical Equipment	616,190

	Electronic Equipment & Instruments – 3.2%

2,400	Alps Electric Company, Limited	75,814

4,735	Cognex Corporation	214,353

4,076	Fingerprint Cards AB, Class B Shares, (2)	96,387

973	Fitbit, Inc., Class A Shares, (2)	46,315

200	Keyence Corporation	100,859

48,000	PAX Global Technology Limited	76,901

2,800	Topcon Corporation	62,920
	Total Electronic Equipment & Instruments	673,549

	Energy Equipment & Services – 0.3%

3,505	Superior Energy Services, Inc.	59,585

24	Nuveen Investments

Shares	Description (1)	Value

	Food & Staples Retailing – 0.7%

2,000	Ain Pharmaciez Inc.	$95,050

1,000	Alimentation Couche-Tard Inc., B Shares	44,630
	Total Food & Staples Retailing	139,680

	Food Products – 5.7%

2,117	AGT Food and Ingredients Inc.	49,451

1,531	Calavo Growers, Inc.	83,455

2,200	Calbee, Inc.	98,164

19,459	Greencore Group PLC	96,148

2,565	Hain Celestial Group Inc., (2)	174,369

4,953	Mondelez International Inc.	223,529

3,830	Nomad Foods Limited, (2)	79,472

3,141	Tyson Foods, Inc., Class A	139,303

17,030	Universal Robina Corporation	71,233

3,958	WhiteWave Foods Company, (2)	204,312
	Total Food Products	1,219,436

	Health Care Equipment & Supplies – 2.5%

2,457	DexCom, Inc., (2)	207,985

2,786	Insulet Corporation, (2)	94,418

1,300	Sysmex Corporation	84,230

4,064	Zeltiq Aesthetics Inc, (2)	139,598
	Total Health Care Equipment & Supplies	526,231

	Health Care Providers & Services – 2.2%

3,363	Acadia Healthcare Company Inc., (2)	268,300

14,539	Capio AB, (2)	103,648

7,407	NMC Health PLC	101,675
	Total Health Care Providers & Services	473,623

	Hotels, Restaurants & Leisure – 4.4%

5,923	Carnival Corporation	315,637

2,825	Domino’s Pizza Enterprises Limited	83,547

7,234	Dominos Pizza Inc.	101,390

7,519	Hilton Worldwide Holdings Inc., (2)	201,885

1,400	Kyoritsu Maintenance Company, Limited	99,407

16,000	Sands China Limited	70,792

917	Whitbread PLC	74,323
	Total Hotels, Restaurants & Leisure	946,981

	Household Durables – 2.4%

7,900	Haseko Corporation	100,140

1,069	Mohawk Industries Inc., (2)	215,500

4,833	Sony Corporation, Sponsored ADR	137,016

Nuveen Investments	25

Nuveen Global Growth Fund (continued)

Portfolio of Investments	July 31, 2015

Shares	Description (1)	Value

	Household Durables (continued)

5,410	TomTom NV, (2)	$58,518
	Total Household Durables	511,174

	Insurance – 0.6%

2,803	AXA	73,882

11,000	Ping An Insurance (Group) Company of China Limited	63,214
	Total Insurance	137,096

	Internet & Catalog Retail – 1.2%

2,947	Yoox SpA, (2)	99,556

4,262	Zalando SE, (2)	145,290
	Total Internet & Catalog Retail	244,846

	Internet Software & Services – 3.1%

15,009	Auto Trader Group PLC, (2)	79,528

4,122	Facebook Inc., Class A Shares, (2)	387,509

1,676	United Internet AG	82,894

16,700	UrtheCast Corporation, (2)	40,606

19,681	Zoopla Property Group PLC	73,764
	Total Internet Software & Services	664,301

	IT Services – 2.0%

5,597	Visa Inc.	421,678

	Leisure Products – 1.2%

6,100	MCBC Holdings, Inc., (2)	93,330

7,269	Spin Master Corporation, (2)	101,377

4,866	Thule Group AB	58,098
	Total Leisure Products	252,805

	Life Sciences Tools & Services – 2.2%

290	Eurofins Scientific	95,245

1,080	ICON plc, (2)	87,264

1,294	Illumina Inc., (2)	283,774
	Total Life Sciences Tools & Services	466,283

	Machinery – 0.9%

2,536	Arcam AB, (2)	37,775

1,184	Stabilus GmbH, (2)	43,568

834	WABCO Holdings Inc.	102,974
	Total Machinery	184,317

	Media – 4.9%

930	Altice S.A, (2)	117,458

740	CJ CGV Companny, Limited	73,991

15,300	Entertainment One Limited	79,732

26	Nuveen Investments

Shares	Description (1)	Value

	Media (continued)

1,485	Imax Corporation, (2)	$55,554

18,646	ITV PLC	81,736

1,444	Liberty Global PLC Class A, (2)	75,752

4,041	Lions Gate Entertainment Corporation, Equity	158,326

15,457	Mediaset SpA	78,326

1,080	Publicis Groupe	81,770

7,357	Twenty First Century Fox Inc., Class B Shares	246,607
	Total Media	1,049,252

	Multiline Retail – 0.3%

300	Ryohin Keikaku Compnay, Limited	64,074

	Oil, Gas & Consumable Fuels – 2.8%

1,620	Concho Resources Inc., (2)	172,627

8,710	Euronav SA	132,964

1,706	Golar LNG, Limited	73,477

1,163	Pioneer Natural Resources Company	147,434

31,235	Saras SpA, (2)	70,529
	Total Oil, Gas & Consumable Fuels	597,031

	Personal Products – 0.4%

3,400	Shiseido Company, Limited	82,315

	Pharmaceuticals – 4.4%

1,220	Allergan PLC, (2)	404,003

1,100	Concordia Healthcare Corporation	87,564

2,345	Novo Nordisk AS, Class B	137,494

1,002	Shire plc	88,879

500	Taro Pharmaceuticals Industries Limited, (2)	69,675

584	Valeant Pharmaceuticals International	150,398
	Total Pharmaceuticals	938,013

	Real Estate Investment Trust – 0.5%

185	Invincible Investment Corporation	98,519

	Real Estate Management & Development – 2.1%

8,951	ADO Properties S.A, (2)	192,185

13,100	Dalian Wanda Commercial Properties Company Limited	95,559

4,952	Grand City Properties SA, (2)	85,684

12,200	Leopalace 21 Corporation, (2)	66,741
	Total Real Estate Management & Development	440,169

	Road & Rail – 1.9%

2,204	Ryder System, Inc.	199,506

2,089	Union Pacific Corporation	203,866
	Total Road & Rail	403,372

Nuveen Investments	27

Nuveen Global Growth Fund (continued)

Portfolio of Investments	July 31, 2015

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment – 3.0%

1,161	Ambarella, Incorporated, (2)	$134,525

5,045	ARM Holdings PLC	79,337

863	Dialog Semiconductor PLC, (2)	42,954

1,961	ISC Company, Limited	74,073

931	NXP Semiconductors NV, (2)	90,298

4,772	SunPower Corporation, (2)	128,987

416	U-Blox AG	88,125
	Total Semiconductors & Semiconductor Equipment	638,299

	Software – 5.0%

2,689	Electronic Arts Inc., (2)	192,398

3,244	Mobileye NV, (2)	194,964

2,492	ServiceNow Inc., (2)	200,606

36,490	Sophos Group PLC, (2)	142,462

1,972	Splunk Inc., (2)	137,922

1,868	Tableau Software Inc., Class A, (2)	195,654
	Total Software	1,064,006

	Specialty Retail – 4.0%

3,502	Home Depot, Inc.	409,839

9,922	Howden Joinery Group PLC	76,792

16,000	Laox Co. Ltd., (2)	67,260

900	Nitori Company Limited	80,825

1,325	Restoration Hardware Holdings Incorporated, (2)	134,434

7,303	Sports Direct International, (2)	90,326
	Total Specialty Retail	859,476

	Textiles, Apparel & Luxury Goods – 2.0%

509	Kering	98,162

5,615	OVS SpA, (2)	37,216

771	Pandora A/S	86,690

2,126	Under Armour, Inc., (2)	211,176
	Total Textiles, Apparel & Luxury Goods	433,244

	Thrifts & Mortgage Finance – 0.7%

1,246	BofI Holdings, Inc., (2)	153,071

	Trading Companies & Distributors – 0.7%

2,126	United Rentals Inc., (2)	142,421

	Transportation Infrastructure – 0.9%

3,746	Atlantia SpA	100,054

1,600	Japan Airport Terminal Company	85,206
	Total Transportation Infrastructure	185,260

28	Nuveen Investments

Shares	Description (1)			Value

	Wireless Telecommunication Services – 1.4%

2,571	SBA Communications Corporation, (2)			$310,371
	Total Common Stocks (cost $17,266,826)			19,439,189

Shares	Description (1)			Value

	COMMON STOCK RIGHTS – 0.0%

165	ISC Company, Limited., Stock Right, (3)			$1,480
	Total Common Stock Rights (cost $0)			1,480
	Total Long-Term Investments (cost $17,266,826)			19,440,669

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 7.7%

	REPURCHASE AGREEMENT – 7.7%

$1,627	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $1,627,496, collateralized by $1,590,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $1,664,094	0.000%	8/03/15	$1,627,496
	Total Short-Term Investments (cost $1,627,496)			1,627,496
	Total Investments (cost $18,894,322) – 99.1%			21,068,165
	Other Assets Less Liabilities – 0.9%			188,924
	Net Assets – 100%			$21,257,089

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	29

Nuveen International Growth Fund

Portfolio of Investments	July 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.0%

	COMMON STOCKS – 97.0%

	Aerospace & Defense – 3.1%

82,254	Aero Space Technology of Korea Inc., (2)	$2,411,069

3,408,000	AviChina Industry & Technology Company Limited	2,857,475

56,247	Korea Aerospace Industries Limited	4,686,649

29,997	Thales SA	2,030,352
	Total Aerospace & Defense	11,985,545

	Banks – 4.7%

1,203,468	Credito Valtellinese Scarl, (2)	1,716,901

217,135	ING Groep N.V., Ordinary Shares	3,693,879

764,604	IntesaSanpaolo SpA	2,940,723

1,397,120	Lloyds TSB Group PLC	1,815,269

2,041,000	Shinsei Bank, Limited	4,462,912

787,000	Sumitomo Mitsui Trust Holdings	3,656,389
	Total Banks	18,286,073

	Biotechnology – 2.9%

46,228	Bavarian Nordic A/S, (2)	2,183,888

29,178	Genmab AS, (2)	2,746,099

85,947	Grifols SA, ADR	2,788,980

3,551	Medy Tox Inc.	1,615,346

139,308	Swedish Orphan Biovitrum AB, (2)	1,834,455
	Total Biotechnology	11,168,768

	Building Products – 0.8%

1,692,000	China Lesso Group Holdings Limited	1,344,468

24,900	Daikin Industries Limited	1,611,312
	Total Building Products	2,955,780

	Capital Markets – 6.0%

16,956	Aurelius AG	819,365

235,124	Anima Holding S.p.A	2,414,404

126,619	EFG International AG	1,474,142

66,792	Flow Traders NV	2,750,423

40,600	Jafco Company Limited	1,988,478

27,107	Leonteq AG	6,264,093

458,196	Mediobanca S.p.A	4,989,367

398,800	Nomura Securities Company	2,836,183
	Total Capital Markets	23,536,455

30	Nuveen Investments

Shares	Description (1)	Value

	Chemicals – 0.7%

51,684	Christian Hansen Holding A/S	$2,852,381

	Communications Equipment – 0.8%

72,072	Sierra Wireless, Inc., (2)	1,772,250

263,040	Telit Communications PLC, (2)	1,345,295
	Total Communications Equipment	3,117,545

	Construction & Engineering – 0.5%

108,000	Kyudendo Corporation	1,898,834

	Consumer Finance – 0.9%

163,706	Sixt Leasing AG, (2)	3,407,923

	Diversified Financial Services – 2.4%

388,450	Cerved Information Solutions S.p.A, (2)	3,131,357

189,200	Element Financial Corporation, (2)	2,867,258

63,100	Hong Kong Exchanges and Clearing Limited	1,715,811

44,952	London Stock Exchange Group	1,832,904
	Total Diversified Financial Services	9,547,330

	Diversified Telecommunication Services – 2.1%

160,221	Cellnex Telecom S.A.U, (2)	2,655,279

163,285	Euskaltel S.A, (2)	2,047,924

2,786,730	Telecom Italia S.p.A., (2)	3,687,936
	Total Diversified Telecommunication Services	8,391,139

	Electrical Equipment – 3.8%

106,507	Gamesa Corporacion Tecnologica SA, (2)	1,686,142

49,200	Nidec Corporation	4,408,488

159,409	Vesta Wind Systems A/S	8,701,413
	Total Electrical Equipment	14,796,043

	Electronic Equipment & Instruments – 4.7%

158,600	Alps Electric Company, Limited	5,010,038

3,010,000	FIH Mobile Limited	1,572,501

168,497	Fingerprint Cards AB, Class B Shares, (2)	3,984,512

6,500	Keyence Corporation	3,277,928

1,178,000	PAX Global Technology Limited, (2)	1,887,280

124,900	Topcon Corporation	2,806,685
	Total Electronic Equipment & Instruments	18,538,944

	Food & Staples Retailing – 1.7%

42,800	Ain Pharmaciez Inc.	2,034,066

55,700	Alimentation Couche-Tard Inc., B Shares	2,485,919

41,100	Matsumotokiyoshi Holdings Company, Limited	1,986,436
	Total Food & Staples Retailing	6,506,421

Nuveen Investments	31

Nuveen International Growth Fund (continued)

Portfolio of Investments	July 31, 2015

Shares	Description (1)	Value

	Food Products – 2.9%

46,658	AGT Food and Ingredients Inc.	$1,089,882

44,900	Calbee, Inc.	2,003,445

539,277	Greencore Group PLC	2,664,602

83,867	Nomad Foods Limited, (2)	1,740,240

2,032	Orion Corporation	2,003,955

453,590	Universal Robina Corporation	1,897,273
	Total Food Products	11,399,397

	Gas Utilities – 0.5%

25,781	Rubis	1,854,001

	Health Care Equipment & Supplies – 1.5%

46,152	InBody Company, Limited	1,885,284

64,100	Sysmex Corporation	4,153,169
	Total Health Care Equipment & Supplies	6,038,453

	Health Care Providers & Services – 1.7%

283,064	Capio AB, (2)	2,017,960

212,793	NMC Health PLC	2,920,991

35,824	Ramsay Health Care Limited	1,751,289
	Total Health Care Providers & Services	6,690,240

	Health Care Technology – 0.7%

120,400	So-net M3 Inc.	2,839,627

	Hotels, Restaurants & Leisure – 4.2%

34,811	Accor SA	1,707,979

117,884	Domino’s Pizza Enterprises Limited	3,486,328

211,607	Dominos Pizza Inc.	2,965,845

48,500	H.I.S. Company Limited	1,766,874

29,100	Kyoritsu Maintenance Company, Limited	2,066,244

314,800	Sands China Limited	1,392,831

35,367	Whitbread PLC	2,866,484
	Total Hotels, Restaurants & Leisure	16,252,585

	Household Durables – 4.3%

16,496	Berkely Group Holdings	867,888

8,091	Hanssem Company Limited	2,053,606

308,100	Haseko Corporation	3,905,475

18,918	SEB SA	1,908,548

134,459	Sony Corporation, Sponsored ADR	3,811,913

210,627	TomTom NV, (2)	2,278,283

119,000	Zojirushi Corporation	1,839,706
	Total Household Durables	16,665,419

32	Nuveen Investments

Shares	Description (1)	Value

	Insurance – 1.1%

72,784	AXA	$1,918,442

400,000	Ping An Insurance (Group) Company of China Limited	2,298,673
	Total Insurance	4,217,115

	Internet & Catalog Retail – 2.5%

79,510	Vipshop Holdings Limited, ADR, (2)	1,549,650

85,962	Yoox SpA, (2)	2,903,984

158,271	Zalando SE, (2)	5,395,411
	Total Internet & Catalog Retail	9,849,045

	Internet Software & Services – 2.9%

927,136	Auto Trader Group PLC, (2)	4,912,598

79,885	United Internet AG	3,951,089

378,400	UrtheCast Corporation, (2)	920,069

453,861	Zoopla Property Group PLC	1,701,054
	Total Internet Software & Services	11,484,810

	Leisure Products – 1.0%

141,407	Spin Master Corporation, (2)	1,972,140

151,465	Thule Group AB	1,808,432
	Total Leisure Products	3,780,572

	Life Sciences Tools & Services – 2.0%

8,660	Eurofins Scientific	2,844,220

41,355	ICON plc, (2)	3,341,484

12,532	Lonza AG	1,816,965
	Total Life Sciences Tools & Services	8,002,669

	Machinery – 0.5%

56,417	Arcam AB, (2)	840,361

27,290	Stabilus GmbH, (2)	1,004,187
	Total Machinery	1,844,548

	Media – 6.0%

20,823	Altice S.A, (2)	2,629,920

17,056	CJ CGV Companny, Limited	1,705,381

366,102	Entertainment One Limited	1,907,841

46,590	Imax Corporation, (2)	1,742,932

681,268	ITV PLC	2,986,375

80,584	Liberty Global PLC Class A, (2)	4,227,437

554,502	Mediaset SpA	2,809,844

235,959	NOS SGPS	1,999,541

46,521	Publicis Groupe	3,522,263
	Total Media	23,531,534

Nuveen Investments	33

Nuveen International Growth Fund (continued)

Portfolio of Investments	July 31, 2015

Shares	Description (1)	Value

	Multiline Retail – 0.3%

6,100	Ryohin Keikaku Compnay, Limited	$1,302,836

	Oil, Gas & Consumable Fuels – 2.7%

236,826	Euronav SA	3,615,311

72,751	Golar LNG, Limited	3,133,386

900,179	Saras SpA, (2)	2,032,607

32,127	Total SA	1,590,404
	Total Oil, Gas & Consumable Fuels	10,371,708

	Personal Products – 1.0%

32,300	Pola Orbis Holdings Inc.	1,975,503

75,400	Shiseido Company, Limited	1,825,454
	Total Personal Products	3,800,957

	Pharmaceuticals – 6.2%

2,405,000	China Animal Healthcare Limited, (3)	806,599

34,700	Concordia Healthcare Corporation	2,762,256

78,210	Novo Nordisk AS, Class B	4,585,659

19,482	Roche Holdings AG	5,627,058

34,074	Shire plc	3,022,424

10,988	Taro Pharmaceuticals Industries Limited, (2)	1,531,178

22,780	Valeant Pharmaceuticals International	5,866,533
	Total Pharmaceuticals	24,201,707

	Real Estate Investment Trust – 0.7%

5,382	Invincible Investment Corporation	2,866,115

	Real Estate Management & Development – 3.4%

181,788	ADO Properties S.A, (2)	3,903,134

256,400	Dalian Wanda Commercial Properties Company Limited	1,870,338

215,747	Grand City Properties SA, (2)	3,733,057

443,100	Leopalace 21 Corporation, (2)	2,424,027

44,745	Patrizia Immobilien AG, (2)	1,199,046
	Total Real Estate Management & Development	13,129,602

	Semiconductors & Semiconductor Equipment – 4.3%

264,691	ARM Holdings PLC	4,162,484

23,388	Dialog Semiconductor PLC, (2)	1,164,084

91,570	ISC Company, Limited	3,458,868

44,929	NXP Semiconductors NV, (2)	4,357,664

16,510	U-Blox AG	3,497,461
	Total Semiconductors & Semiconductor Equipment	16,640,561

34	Nuveen Investments

Shares	Description (1)	Value

	Software – 2.6%

57,400	Gunosy Inc., (2)	$680,825

94,549	Mobileye NV, (2)	5,682,395

967,737	Sophos Group PLC, (2)	3,778,168
	Total Software	10,141,388

	Specialty Retail – 4.4%

30,000	ABC-Mart, Inc.	1,803,365

16,031	Hotel Shilla Company Limited	1,726,194

225,178	Howden Joinery Group PLC	1,742,775

680,000	Laox Company Limited, (2)	2,858,595

35,100	Nitori Company Limited	3,152,160

348,380	Sports Direct International, (2)	4,308,860

160,442	XXL ASA	1,772,661
	Total Specialty Retail	17,364,610

	Textiles, Apparel & Luxury Goods – 2.8%

67,300	Asics Corporation	1,935,890

236,000	Eclat Textile Company Limited	3,464,707

9,928	Kering	1,914,643

109,360	OVS SpA, (2)	724,832

25,449	Pandora A/S	2,861,437
	Total Textiles, Apparel & Luxury Goods	10,901,509

	Trading Companies & Distributors – 0.5%

36,800	Monotaro Company Limited	1,938,952

	Transportation Infrastructure – 1.2%

72,464	Atlantia SpA	1,935,474

51,600	Japan Airport Terminal Co. Ltd.	2,747,892
	Total Transportation Infrastructure	4,683,366
	Total Common Stocks (cost $343,456,458)	378,782,507

Shares	Description (1)	Value

	COMMON STOCK RIGHTS – 0.0%

7,701	ISC Company, Limited., Stock Right, (3)	$69,099
	Total Common Stock Rights (cost $0)	69,099
	Total Long-Term Investments (cost $343,456,458)	378,851,606

Nuveen Investments	35

Nuveen International Growth Fund (continued)

Portfolio of Investments	July 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.0%

	REPURCHASE AGREEMENTS – 3.0%

$11,593	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $11,593,477 collateralized by $11,300,000 U.S. Treasury Bond, 3.125%, due 2/15/43, value $11,826,580	0.000%	8/03/15	$11,593,477
	Total Short-Term Investments (cost $11,593,477)			11,593,477
	Total Investments (cost $355,049,935) – 100.0%			390,445,083
	Other Assets Less Liabilities – 0.0%			127,071
	Net Assets – 100%			$390,572,154

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

36	Nuveen Investments

Statement of

Assets and Liabilities	July 31, 2015

	Global Growth	International Growth
Assets
Long-term investments, at value (cost $17,266,826 and $343,456,458, respectively)	$19,440,669	$378,851,606
Short-term investments, at value (cost approximates value)	1,627,496	11,593,477
Cash denominated in foreign currencies (cost $102,339 and $1,165,925, respectively)	102,339	1,165,927
Cash	70	1,569
Receivable for:
Dividends	4,773	231,212
Investments sold	292,642	7,978,070
Reclaims	1,154	423,947
Shares sold	743,888	2,994,994
Other assets	26,876	48,814
Total assets	22,239,907	403,289,616
Liabilities
Payable for:
Investments purchased	837,314	12,026,887
Shares redeemed	67,968	137,172
Accrued expenses:
Management fees	4,765	234,420
Trustees fees	27	19,400
12b-1 distribution and service fees	3,419	34,759
Other	69,325	264,824
Total liabilities	982,818	12,717,462
Net assets	$21,257,089	$390,572,154
Class A Shares
Net assets	$10,176,763	$86,861,768
Shares outstanding	279,375	2,081,614
Net asset value (“NAV”) per share	$36.43	$41.73
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$38.65	$44.28
Class C Shares
Net assets	$1,766,794	$21,287,275
Shares outstanding	51,282	530,110
NAV and offering price per share	$34.45	$40.16
Class R3 Shares
Net assets	$907,261	$226,299
Shares outstanding	25,370	5,475
NAV and offering price per share	$35.76	$41.33
Class I Shares
Net assets	$8,406,271	$282,196,812
Shares outstanding	226,538	6,719,016
NAV and offering price per share	$37.11	$42.00
Net assets consist of:
Capital paid-in	$18,943,568	$363,854,223
Undistributed (Over-distribution of) net investment income	(58,271)	1,554,639
Accumulated net realized gain (loss)	198,039	(10,170,558)
Net unrealized appreciation (depreciation)	2,173,753	35,333,850
Net assets	$21,257,089	$390,572,154
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	37

Statement of

Operations	Year Ended July 31, 2015

	Global Growth	International Growth
Investment Income (net of foreign tax withheld of $7,159 and $430,707, respectively)	$105,442	$4,380,967
Expenses
Management fees	105,571	2,758,657
12b-1 service fees – Class A Shares	11,975	195,726
12b-1 distribution and service fees – Class C Shares	13,239	146,335
12b-1 distribution and service fees – Class R3 Shares	3,883	1,015
Shareholder servicing agent fees	12,754	324,709
Custodian fees	123,086	286,644
Trustees fees	617	10,317
Professional fees	25,556	169,665
Shareholder reporting expenses	3,701	107,315
Federal and state registration fees	51,244	102,224
Other	5,853	21,767
Total expenses before fee waiver/expense reimbursement	357,479	4,124,374
Fee waiver/expense reimbursement	(177,419)	(468,837)
Net expenses	180,060	3,655,537
Net investment income (loss)	(74,618)	725,430
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	304,928	(4,720,122)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,416,250	23,372,027
Net realized and unrealized gain (loss)	1,721,178	18,651,905
Net increase (decrease) in net assets from operations	$1,646,560	$19,377,335

See accompanying notes to financial statements.

38	Nuveen Investments

Statement of

Changes in Net Assets

	Global Growth		International Growth
	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$(74,618)	$(82,139)	$725,430	$119,647
Net realized gain (loss) from investments and foreign currency	304,928	422,279	(4,720,122)	640,615
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,416,250	234,665	23,372,027	338,446
Net increase (decrease) in net assets from operations	1,646,560	574,805	19,377,335	1,098,708
Distributions to Shareholders
From net investment income:
Class A Shares	—	—	—	(110,713)
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	(965)
Class I Shares	—	—	(519,534)	(276,756)
From accumulated net realized gains:
Class A Shares	(84,469)	(188,151)	(353,252)	(497,765)
Class C Shares	(26,676)	(48,638)	(57,879)	(31,073)
Class R3 Shares	(14,536)	(28,060)	(800)	(13,122)
Class I Shares	(112,099)	(234,787)	(1,100,659)	(825,124)
Decrease in net assets from distributions to shareholders	(237,780)	(499,636)	(2,032,124)	(1,755,518)
Fund Share Transactions
Fund Reorganization(1)	—	—	197,377,467	—
Proceeds from sale of shares	10,882,383	13,552,616	159,734,132	212,497,743
Proceeds from shares issued to shareholders due to reinvestment of distributions	237,779	499,636	1,485,814	1,749,941
	11,120,162	14,052,252	358,597,413	214,247,684
Cost of shares redeemed	(5,443,516)	(5,593,425)	(180,316,592)	(53,443,211)
Net increase (decrease) in net assets from Fund share transactions	5,676,646	8,458,827	178,280,821	160,804,473
Net increase (decrease) in net assets	7,085,426	8,533,996	195,626,032	160,147,663
Net assets at the beginning of period	14,171,663	5,637,667	194,946,122	34,798,459
Net assets at the end of period	$21,257,089	$14,171,663	$390,572,154	$194,946,122
Undistributed (Over-distribution of) net investment income at the end of period	$(58,271)	$(54,485)	$1,554,639	$195,504

(1)	Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganization for further details.

See accompanying notes to financial statements.

Nuveen Investments	39

Financial

Highlights

Global Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/09)
2015	$32.35	$(0.21)	$4.94	$4.73	$—	$(0.65)	$(0.65)	$36.43
2014	29.62	(0.22)	4.57	4.35	—	(1.62)	(1.62)	32.35
2013	22.68	(0.14)	7.12	6.98	—	(0.04)	(0.04)	29.62
2012	29.61	(0.07)	(2.78)	(2.85)	—	(4.08)	(4.08)	22.68
2011	25.80	(0.03)	6.35	6.32	—	(2.51)	(2.51)	29.61
Class C (4/09)
2015	30.85	(0.43)	4.68	4.25	—	(0.65)	(0.65)	34.45
2014	28.53	(0.45)	4.39	3.94	—	(1.62)	(1.62)	30.85
2013	22.01	(0.30)	6.86	6.56	—	(0.04)	(0.04)	28.53
2012	29.07	(0.23)	(2.75)	(2.98)	—	(4.08)	(4.08)	22.01
2011	25.54	(0.24)	6.28	6.04	—	(2.51)	(2.51)	29.07
Class R3 (4/09)
2015	31.84	(0.27)	4.84	4.57	—	(0.65)	(0.65)	35.76
2014	29.26	(0.33)	4.53	4.20	—	(1.62)	(1.62)	31.84
2013	22.46	(0.18)	7.02	6.84	—	(0.04)	(0.04)	29.26
2012	29.43	(0.14)	(2.75)	(2.89)	—	(4.08)	(4.08)	22.46
2011	25.71	(0.10)	6.33	6.23	—	(2.51)	(2.51)	29.43
Class I (4/09)
2015	32.86	(0.11)	5.01	4.90	—	(0.65)	(0.65)	37.11
2014	30.00	(0.18)	4.66	4.48	—	(1.62)	(1.62)	32.86
2013	22.91	(0.05)	7.18	7.13	—	(0.04)	(0.04)	30.00
2012	29.79	(0.03)	(2.77)	(2.80)	—	(4.08)	(4.08)	22.91
2011	25.88	0.04	6.38	6.42	—	(2.51)	(2.51)	29.79

40	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

15.02%	$10,177	2.75%	(1.96)%	1.41%	(0.63)%	235%
14.55	6,186	2.47	(1.73)	1.42	(0.67)	217
30.85	1,032	10.14	(9.24)	1.42	(0.52)	218
(8.43)	68	6.00	(4.85)	1.43	(0.28)	150
24.96	428	5.81	(4.49)	1.43	(0.10)	143

14.14	1,767	3.55	(2.73)	2.16	(1.35)	235
13.72	1,534	3.26	(2.51)	2.17	(1.42)	217
29.83	361	10.03	(9.05)	2.17	(1.19)	218
(9.10)	164	7.04	(5.85)	2.18	(0.99)	150
24.02	421	6.56	(5.23)	2.18	(0.85)	143

14.71	907	3.06	(2.22)	1.66	(0.83)	235
14.29	711	3.11	(2.46)	1.67	(1.01)	217
30.48	508	9.16	(8.18)	1.67	(0.69)	218
(8.63)	389	6.94	(5.85)	1.68	(0.59)	150
24.63	426	6.06	(4.74)	1.68	(0.35)	143

15.30	8,406	2.55	(1.73)	1.16	(0.34)	235
14.85	5,741	2.54	(1.90)	1.17	(0.53)	217
31.15	3,738	9.13	(8.16)	1.17	(0.20)	218
(8.18)	1,192	7.54	(6.50)	1.18	(0.14)	150
25.23	430	5.56	(4.24)	1.18	0.15	143

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	41

Financial Highlights (continued)

International Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/09)
2015	$39.42	$0.02	$2.45	$2.47	$—	$(0.16)	$(0.16)	$41.73
2014	34.98	0.03	5.27	5.30	(0.14)	(0.72)	(0.86)	39.42
2013	26.34	0.10	8.62	8.72	(0.08)	—	(0.08)	34.98
2012	31.33	(0.05)	(4.84)	(4.89)	(0.09)	(0.01)	(0.10)	26.34
2011	26.95	0.10	6.61	6.71	—	(2.33)	(2.33)	31.33
Class C (4/09)
2015	38.22	(0.24)	2.34	2.10	—	(0.16)	(0.16)	40.16
2014	34.07	(0.21)	5.08	4.87	—	(0.72)	(0.72)	38.22
2013	25.78	(0.18)	8.47	8.29	—	—	—	34.07
2012	30.75	(0.25)	(4.71)	(4.96)	—	(0.01)	(0.01)	25.78
2011	26.69	(0.19)	6.58	6.39	—	(2.33)	(2.33)	30.75
Class R3 (4/09)
2015	39.14	(0.06)	2.41	2.35	—	(0.16)	(0.16)	41.33
2014	34.77	(0.34)	5.48	5.14	(0.05)	(0.72)	(0.77)	39.14
2013	26.19	(0.06)	8.65	8.59	(0.01)	—	(0.01)	34.77
2012	31.13	(0.10)	(4.81)	(4.91)	(0.02)	(0.01)	(0.03)	26.19
2011	26.86	(0.05)	6.65	6.60	—	(2.33)	(2.33)	31.13
Class I (4/09)
2015	39.66	0.13	2.45	2.58	(0.08)	(0.16)	(0.24)	42.00
2014	35.18	0.07	5.36	5.43	(0.23)	(0.72)	(0.95)	39.66
2013	26.49	0.09	8.75	8.84	(0.15)	—	(0.15)	35.18
2012	31.52	— *	(4.85)	(4.85)	(0.17)	(0.01)	(0.18)	26.49
2011	27.04	0.33	6.48	6.81	—	(2.33)	(2.33)	31.52

42	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

6.23%	$86,862	1.38%	(0.09)%	1.24%	0.05%	414%
15.21	69,253	1.52	(0.04)	1.42	0.07	326
33.17	7,056	1.93	(0.20)	1.42	0.31	358
(15.58)	906	1.65	(0.42)	1.43	(0.19)	246
25.16	1,402	3.38	(1.63)	1.43	0.32	200

5.46	21,287	2.12	(0.77)	1.99	(0.63)	414
14.33	9,723	2.28	(0.65)	2.17	(0.54)	326
32.20	144	2.70	(1.14)	2.17	(0.61)	358
(16.16)	54	2.43	(1.22)	2.18	(0.97)	246
24.20	453	4.85	(3.32)	2.18	(0.65)	200

5.97	226	1.62	(0.28)	1.49	(0.15)	414
14.85	181	1.79	(0.97)	1.67	(0.85)	326
32.83	624	2.22	(0.77)	1.67	(0.21)	358
(15.79)	463	1.89	(0.61)	1.68	(0.39)	246
24.86	458	4.35	(2.82)	1.68	(0.15)	200

6.50	282,197	1.13	0.18	0.99	0.32	414
15.48	115,789	1.27	0.08	1.17	0.19	326
33.48	26,975	1.72	(0.26)	1.17	0.29	358
(15.36)	19,107	1.39	(0.20)	1.18	0.01	246
25.46	28,697	2.05	0.20	1.18	1.07	200

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	43

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Global Growth Fund (“Global Growth”) and Nuveen International Growth Fund (“International Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Funds is July 31, 2015 and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Fund Reorganization

Effective after the close of business on September 19, 2014, Nuveen International Select Fund (the “Target Fund”), a series of Nuveen Investment Funds, Inc., was reorganized into International Growth (the “Acquiring Fund”), (the “Reorganization”).

The Reorganization was approved by the shareholders of the Acquired Fund at a special meeting on September 12, 2014.

Upon the closing of the Reorganization, the Target Fund transferred all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. Shares of the Acquiring Fund were then distributed to shareholders of the Target Fund and the Target Fund was terminated. As a result of this reorganization, shareholders of the Target Fund became shareholders of the Acquiring Fund. The shareholders of the Target Fund received Acquiring Fund shares with a total value equal to the total value of their Target Fund shares immediately prior to the closing of the Reorganization. Details of the Reorganization are further described in Note 8 – Fund Reorganization.

For accounting and performance reporting purposes, the Acquiring Fund is the survior.

Investment Objectives and Principal Investment Strategies

Global Growth’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets in U.S. and non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 25% of its net assets in companies located in emerging market countries. The Fund will invest at least 40% of its net assets in non-U.S. equity securities.

International Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 30% of its net assets in companies located in emerging market countries.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis

44	Nuveen Investments

may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	45

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

46	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Growth	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$19,439,189	$—	$—		$19,439,189
Common Stock Rights	—	—	1,480	**	1,480
Short-Term Investments:
Repurchase Agreements	—	1,627,496	—		1,627,496
Total	$19,439,189	$1,627,496	$1,480		$21,068,165

International Growth
Long-Term Investments*:
Common Stocks	$377,975,908	$—	$806,599	**	$378,782,507
Common Stock Rights	—	—	69,099	**	69,099
Short-Term Investments:
Repurchase Agreements	—	11,593,477	—		11,593,477
Total	$377,975,908	$11,593,477	$875,698		$390,445,083
*	Refer to the Fund’s Portfolio of Investments for industry classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for breakdown of securities classified as Level 3.

The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Global Growth
Common Stocks	$783,545	$—	$—	$(783,545)	$—	$—
International Growth
Common Stocks	$46,555,896	$—	$—	$(47,362,495)	$806,599	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

Nuveen Investments	47

Notes to Financial Statements (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, each Fund’s investments in non-U.S. securities were as follows:

Global Growth	Value	% of Net Assets
Country:
Japan	$1,766,129	8.3%
United Kingdom	1,464,169	6.9
Italy	790,624	3.7
Germany	708,174	3.3
Canada	610,580	2.9
Denmark	608,216	2.9
France	478,046	2.2
Spain	338,525	1.6
South Korea	305,281	1.4
Switzerland	263,983	1.2
Other	1,888,561	9.0
Total non-U.S securities	$9,222,288	43.4%

International Growth
Country:
Japan	$83,875,819	21.5%
United Kingdom	44,443,699	11.4
Italy	26,156,072	6.7
Germany	24,577,297	6.3
Denmark	23,930,877	6.1
South Korea	21,615,452	5.5
Canada	21,479,240	5.5
France	19,290,851	4.9
Switzerland	17,205,577	4.4
Netherlands	13,080,247	3.3
China	9,382,734	2.4
Other	68,131,347	17.6
Total non-U.S. securities	$373,169,212	95.6%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

48	Nuveen Investments

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Global Growth	Fixed Income Clearing Corporation	$1,627,496	$(1,627,496)	$—
International Growth	Fixed Income Clearing Corporation	11,593,477	(11,593,477)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 7/31/15		Year Ended 7/31/14
Global Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	202,039	$7,211,800	239,180	$8,139,575
Class C	23,909	817,919	44,983	1,462,582
Class R3	2,651	88,103	4,320	144,733
Class I	76,376	2,764,561	112,839	3,805,726
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,750	84,469	5,763	188,151
Class C	914	26,676	1,554	48,638
Class R3	481	14,536	872	28,060
Class I	3,587	112,098	7,091	234,787
	312,707	11,120,162	416,602	14,052,252
Shares redeemed:
Class A	(116,672)	(3,729,988)	(88,505)	(2,937,908)
Class C	(23,249)	(738,938)	(9,478)	(298,548)
Class R3	(93)	(3,047)	(208)	(6,835)
Class I	(28,148)	(971,543)	(69,807)	(2,350,134)
	(168,162)	(5,443,516)	(167,998)	(5,593,425)
Net increase (decrease)	144,545	$5,676,646	248,604	$8,458,827

Nuveen Investments	49

Notes to Financial Statements (continued)

	Year Ended 7/31/15		Year Ended 7/31/14
International Growth	Shares	Amount	Shares	Amount
Shares issued in the Reorganization(1):
Class A	527,711	$20,754,125	—	$—
Class C	68,830	2,622,251	—	—
Class R3	—	—	—	—
Class I	4,395,992	174,001,091	—	—
Shares sold:
Class A	1,112,458	44,113,586	2,206,449	88,890,749
Class C	290,059	11,261,314	265,292	10,458,125
Class R3	1,712	68,172	1,903	77,238
Class I	2,591,559	104,291,060	2,774,415	113,071,631
Shares issued to shareholders due to reinvestment of distributions:
Class A	9,611	349,639	14,975	602,977
Class C	1,555	54,699	800	31,073
Class R3	22	800	354	14,087
Class I	29,259	1,080,676	27,130	1,101,804
	9,028,768	358,597,413	5,291,318	214,247,684
Shares redeemed:
Class A	(1,325,106)	(51,614,252)	(666,187)	(26,294,926)
Class C	(84,719)	(3,195,065)	(15,939)	(622,553)
Class R3	(882)	(35,552)	(15,567)	(647,454)
Class I	(3,217,560)	(125,471,723)	(648,554)	(25,878,278)
	(4,628,267)	(180,316,592)	(1,346,247)	(53,443,211)
Net increase (decrease)	4,400,501	$178,280,821	3,945,071	$160,804,473
(1)	Refer to Note 8 – Fund Reorganization for further details.

5. Investment Transactions

Long-term purchases and sales during the current fiscal period were as follows:

	Global Growth	International Growth
Purchases	$34,149,967	$1,372,661,652
Sales	30,507,423	1,408,445,808

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of July 31, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Global Growth	International Growth
Cost of investments	$18,955,068	$359,232,303
Gross unrealized:
Appreciation	$2,435,573	$41,936,315
Depreciation	(322,476)	(10,723,535)
Net unrealized appreciation (depreciation) of investments	$2,113,097	$31,212,780

50	Nuveen Investments

Permanent differences, primarily due to foreign currency transactions, adjustments for passive foreign investment companies, distribution reallocations, reorganization adjustments and net operating losses, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2015, the Funds’ tax year end, as follows:

	Global Growth	International Growth
Capital paid-in	$4	$1,117,013
Undistributed (Over-distribution of) net investment income	70,832	1,153,240
Accumulated net realized gain (loss)	(70,836)	(2,270,253)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2015, the Funds’ tax year end, were as follows:

	Global Growth	International Growth
Undistributed net ordinary income[1]	$86,805	$5,230,996
Undistributed net long-term capital gains	113,709	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended, July 31, 2015 and July 31, 2014, was designated for purposes of the dividends paid deduction as follows:

2015	Global Growth	International Growth
Distribution from net ordinary income[1]	$—	$522,165
Distribution from net long-term capital gains[2]	237,780	1,509,960

2014	Global Growth	International Growth
Distributions from net ordinary income[1]	$339,189	$1,537,102
Distributions from net long-term capital gains	160,447	218,416
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]	The Funds designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2015.

As of July 31, 2015, the Funds’ tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

International Growth
Capital loss carryforwards – not subject to expiration	$9,623,652

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Global Growth Fund-Level Fee	International Growth Fund-Level Fee
For the first $125 million	0.6500%	0.6500%
For the next $125 million	0.6375	0.6375
For the next $250 million	0.6250	0.6250
For the next $500 million	0.6125	0.6125
For the next $1 billion	0.6000	0.6000
For net assets over $2 billion	0.5750	0.5750

Nuveen Investments	51

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2015, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Global Growth	0.1639%
International Growth	0.1825

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap		Temporary Expense Cap Expiration Date	Permanent Expense Cap
Global Growth	1.20%		September 30, 2016	1.45%
International Growth	0.99	*	September 30, 2016	1.45
*	Effective September 20, 2014, the Fund’s temporary Expense Cap went from 1.20% to 0.99%.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Growth	International Growth
Sales charges collected (Unaudited)	$16,100	$144,722
Paid to financial intermediaries (Unaudited)	14,198	127,830

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Growth	International Growth
Commission advances (Unaudited)	$4,508	$104,344

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Global Growth	International Growth
12b-1 fees retained (Unaudited)	$3,827	$88,011

52	Nuveen Investments

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Global Growth	International Growth
CDSC retained (Unaudited)	$640	$8,908

As of the end of the reporting period, Nuveen owned shares of Global Growth as follows:

Global Growth
Class A Shares	2,513
Class C Shares	—
Class R3 Shares	18,608
Class I Shares	52,318

8. Fund Reorganization

The Reorganization was structured to qualify as a tax-free reorganization under the Internal Revenue Code for the federal income tax purposes, and the Target Fund’s shareholder will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganization, the Target Fund distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Target Fund’s shareholder for federal income tax purposes.

Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Fund as of the date of the Reorganization were as follows:

International Select
Cost of investments	$199,145,830
Fair value of investments	207,674,170
Net unrealized appreciation (depreciation) of investments	8,528,340

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Share Transactions

The shares outstanding, net assets and NAV per share immediately prior to and after the Reorganization were as follows:

Target Fund – Prior to the Reorganization	Shares Outstanding	Net Assets	NAV per Share
Class A	2,538,426	$20,754,125	$8.18
Class C	323,172	2,622,251	8.11
Class I	21,295,292	174,001,091	8.17
Acquiring Fund – Prior to the Reorganization	Shares Outstanding	Net Assets	NAV per Share
Class A	1,719,671	$67,632,425	$39.33
Class C	291,052	11,088,329	38.10
Class R3	4,916	191,904	39.04
Class I	3,194,233	126,433,880	39.58

Acquiring Fund – After the Reorganization	Shares Outstanding	Net Assets	NAV per Share
Class A	2,247,382	$88,386,550	$39.33
Class C	359,882	13,710,580	38.10
Class R3	4,916	191,904	39.04
Class I	7,590,225	300,434,971	39.58

Nuveen Investments	53

Notes to Financial Statements (continued)

Pro Forma Results of Operations

The beginning of the Target Fund’s current fiscal period was November 1, 2014. Assuming the Reorganization had been completed on August 1, 2014, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the current fiscal period are as follows:

Pro Forma Results	International Growth
Net investment income (loss)	$726,733
Net realized and unrealized gains (losses)	26,685,456
Change in net assets resulting from operations	27,412,189

Because the combined investment portfolios for the Reorganization have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statement of Operations for the Acquiring Fund since the Reorganization was consummated.

Cost and Expenses

In connection with the Reorganization, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as a component of “Accrued other expenses” on the Statement of Assets and Liabilities.

9. Borrowing Arrangements

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2014, International Growth utilized $11,791,691 of the Unsecured Credit Line at an annualized interest rate of 1.34% on its respective outstanding balance. Global Growth did not draw on this Unsecured Credit Line during the current fiscal period.

During July 2015, the Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. This credit agreement replaces the Unsecured Credit Line described above. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component “other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

10. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Funds’ financial statement disclosures.

11. Subsequent Events

Change in Contingent Deferred Sales Charge (CDSC) Schedule

Effective November 1, 2015, shareholders purchasing $1 million or more of Class A Shares at NAV without an up-front sales charge will be assessed a CDSC of 1.00% on any shares redeemed within eighteen months of purchase, unless the redemption is eligible for a CDSC reduction or waiver as specified in the Funds’ statement of additional information.

54	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Foreign Taxes: Nuveen International Growth Fund paid qualifying foreign taxes of $344,263 and earned $3,767,133 of foreign source income during the fiscal year ended July 31, 2015. Pursuant to Section 853 of the Internal Revenue Code, Nuveen International Growth Fund designates $0.04 per share as foreign taxes paid and $0.40 per share as income earned from foreign sources for the fiscal year ended July 31, 2015. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year.

Distribution Information: The following Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

International Growth
% QDI	100%
% DRD	0%

Long-Term Capital Gain Distributions: Nuveen International Select Fund, which was reorganized into Nuveen International Growth Fund hereby designates as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the final tax year ended September 19, 2014:

Long-Term Capital Gain Distributions	$51,832,423

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	55

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Multi-Cap Growth Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper Global Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Assets Value (NAV) per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

56	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the

Nuveen Investments	57

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements for each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser

58	Nuveen Investments

analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Global Growth Fund (the “Global Growth Fund”), the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-year period, the Fund was in the first quartile in the three- and five-year periods. Further, although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods.

For Nuveen International Growth Fund, the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-year period, the Fund was in the first quartile in the three- and five-year periods. Further, although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to

Nuveen Investments	59

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members recognized that each Fund had a net management fee and a net expense ratio below its peer averages (noting, in the case of the Global Growth Fund, that there was not a management fee for the Fund after fee waivers and expense reimbursements for the latest fiscal year).

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two

60	Nuveen Investments

calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

Nuveen Investments	61

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Funds through the adoption of temporary and permanent expense caps. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

62	Nuveen Investments

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	194
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	194
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	194
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	194

Nuveen Investments	63

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	194
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	194
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	194
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	194
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	194

64	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	194
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	194

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	195
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	195
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	195

Nuveen Investments	65

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	195
Sherri A. Hlavacek 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015

Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.

				195
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	195
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	195
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	195
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	195
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	195

66	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	67

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-NAM2-0715P        10415-INV-Y-09/16

Mutual Funds

Nuveen Equity Funds

Annual Report July 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Winslow Large-Cap Growth Fund	NWCAX	NWCCX	NWCRX	NWCFX	NVLIX

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its ultra-loose monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

A large consensus expects at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture remains somewhat uncertain. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the United States. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 21, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Winslow Large-Cap Growth Fund

This Fund is available for investment only for “traditional institutional investors” such as (a) Taft-Hartley plans, endowments and foundations, public and corporate plans and qualified institutional buyers, and (b) other institutional investors with an initial purchase of at least $5 million, and to defined contribution plans in the form of Class A, R3 and R6 Shares. Class A, Class C and Class I Shares are also available to retail customers of certain broker-dealers.

The Nuveen Winslow Large-Cap Growth Fund features portfolio management by Winslow Capital Management, LLC (Winslow Capital), an affiliate of Nuveen Investments, Inc. The Fund’s portfolio is managed by a team led by Clark J. Winslow, who has served as Chief Executive Officer (CEO) and a portfolio manager at Winslow Capital since 1992. Other portfolio managers include Justin H. Kelly, CFA, and Patrick M. Burton, CFA. Here they discuss U.S. economy, domestic and global markets, their management strategies and the performance of the Fund during the twelve-month reporting period ended July 31, 2015.

What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended July 31, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in the year continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement but also highlighted the policy makers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption, and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September. During the September 2015 meeting (subsequent to the close of this reporting period), the Fed decided to keep the federal funds rate near zero despite broad speculation it would increase rates. The Committee

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed’s goals of maximum employment and inflation approaching two percent.

According to the government’s revised estimate, the U.S. economy increased at a 3.7% annualized rate in the second quarter of 2015, as measured by GDP, compared with a decrease of 0.6% in the first quarter of 2015 and increases of 5.0% in the third quarter 2014 and 2.2% in the fourth quarter 2014. The increase in real GDP in the second quarter reflected positive contributions from personal consumption expenditures, exports, state and local government spending, and residential fixed investment that were partly offset by negative contributions from federal government spending, private inventory investment, and nonresidential fixed investment. The Consumer Price Index (CPI) increased 0.1% year-over-year as of July 2015. The core CPI (which excludes food and energy) increased 0.1% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of July 2015, the U.S. unemployment rate was 5.3%, a level not seen since mid-2008. This figure is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading in June 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.5% for the twelve months ended June 2015 (most recent data available at the time this report was prepared).

The equity markets successfully looked beyond concerns about the magnitude of the moves in the U.S. dollar, oil prices, U.S. Treasury rates and the nearly negative 10-year German bund rate, which had weighed on stocks in March and April of 2015. The volatility of each of these metrics declined toward the end of the period, allowing investors to feel more comfortable with the reset levels. The ongoing economic crisis in Greece and the status of its membership in the European Union periodically spurred the markets to selloff but again, with little to no real impact by the end of the reporting period.

How did the Fund perform during the twelve-month reporting period ended July 31, 2015?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the one-year, five-year and since inception periods ended July 31, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the Russell 1000® Growth Index and the Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2015 and how did these strategies influence performance?

The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. In assembling the Fund’s portfolio, we believe that investing in companies with above-average earnings growth potential provides the best opportunity for achieving superior portfolio returns over the long term. While this is a key element in our investment process, assessing actual valuations relative to our estimated earnings or cash flow growth rate for an issue is also important in selecting a stock. We focus on companies that we believe can deliver attractive future annual earnings growth with rising return on invested capital and positive cash flow.

Our investment philosophy is grounded in fundamental research. The majority of our analytical work is performed internally by our investment principals. We select stocks using a bottom-up approach and position our portfolio decision-makers as close as possible to the source of fundamental information, whether that source is from within the company, its suppliers or competitors.

The top performing sectors on a relative basis were information technology, health care and telecommunication services. The best performing sector was information technology, with stock selection driving relative performance. In the health care sector, an overweight drove relative performance, with stock selection also contributing. In the telecommunication services sector, stock selection drove relative performance.

The bottom performing sectors were consumer discretionary, materials and consumer staples. The worst performing sector was consumer discretionary, with stock selection driving relative performance. In the materials sector, stock selection drove relative performance. In the consumer staples sector, an underweight drove relative performance.

6	Nuveen Investments

Several individual holdings positively contributed to performance. Mobileye NV is a technology provider for camera-based driver assistance systems. Secular factors including regulatory momentum and the trend toward autonomous driving have led to strong stock price performance. Also positively contributing to performance was biopharmaceutical company, Celgene. Its positive performance was driven by the strong growth of its multiple myeloma drug, Revlimid. Lastly, footwear and apparel maker Nike, Inc. reported recently, and, although the strength of the dollar impacted reported top-line sales growth with results on a constant currency basis, sales grew strongly year-on-year, underscoring robust demand for the company’s athletic footwear and apparel.
Several holdings detracted from performance, including Chinese internet search provider Baidu, Inc., likely due to profit taking. Concho Resources, Inc. also underperformed. Although this oil and natural gas exploration company has excellent assets in the Permian Basin of southeast New Mexico and west Texas, the impact of pricing weakness in both commodities undermined stock performance during this reporting period. Lastly, the online travel booking company Priceline Group Inc. detracted. While the company’s fundamental business continued to grow rapidly, with the majority of its business transacted outside the U.S., the strength of the dollar undermined earnings growth in recent periods. We have long-held the stock and model better performance as currency headwinds moderate.

Nuveen Investments	7

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as currency, growth stock, and large cap stock risks, are described in detail in the Fund’s prospectus.

8	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Winslow Large-Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2015

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	18.11%	17.03%	17.86%
Class A Shares at maximum Offering Price	11.31%	15.65%	16.75%
Russell 1000® Growth Index	16.08%	17.75%	18.88%
Lipper Large-Cap Growth Funds Classification Average	15.55%	16.53%	17.50%

Class C Shares	17.22%	16.15%	16.98%
Class R3 Shares	17.79%	16.73%	17.57%
Class R6 Shares	18.59%	—	20.07%
Class I Shares	18.39%	17.32%	18.15%

Average Annual Total Returns as of June 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	11.43%	17.71%	17.24%
Class A Shares at maximum Offering Price	5.02%	16.33%	16.12%
Class C Shares	10.59%	16.83%	16.36%
Class R3 Shares	11.15%	17.42%	16.95%
Class R6 Shares	11.93%	—	18.45%
Class I Shares	11.72%	18.01%	17.54%

Since inception returns for Class A, C, R3 and I Shares, and for the comparative index and Lipper classification average, are from 5/15/09. Since inception returns for Class R6 Shares are from 3/25/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.15%	1.90%	1.39%	0.74%	0.90%
Net Expense Ratios	0.99%	1.74%	1.24%	0.58%	0.74%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% (1.25% after September 30, 2016) of the average daily net assets of any class of Fund shares adjusted downward for Class R6 Shares for savings resulting from the sub-transfer agent and similar fees that are not charged to Class R6 Shares. The expense limitation expiring September 30, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

10	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	11

Holding

Summaries as of July 31, 2015

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Winslow Large-Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.1%
Repurchase Agreements	1.0%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Internet Software & Services	12.3%
IT Services	8.5%
Biotechnology	8.2%
Software	7.6%
Internet & Catalog Retail	7.3%
Pharmaceuticals	5.0%
Health Care Providers & Services	4.9%
Technology Hardware, Storage & Peripherals	4.8%
Hotels, Restaurants & Leisure	4.4%
Chemicals	4.3%
Media	3.9%
Textiles, Apparel & Luxury Goods	3.8%
Food & Staples Retailing	3.2%
Health Care Equipment & Supplies	3.1%
Other	17.8%
Repurchase Agreements	1.0%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	4.8%
Visa Inc.	4.2%
Facebook Inc., Class A	3.3%
Amazon.com, Inc.	3.1%
Celgene Corporation	2.8%

12	Nuveen Investments

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2015.

The beginning of the period is February 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Winslow Large-Cap Growth Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,105.50	$1,101.40	$1,104.00	$1,107.70	$1,106.80
Expenses Incurred During Period	$5.22	$9.12	$6.52	$3.03	$3.92
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.84	$1,016.12	$1,018.60	$1,021.92	$1,021.08
Expenses Incurred During Period	$5.01	$8.75	$6.26	$2.91	$3.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 1.25%, 0.58% and 0.75% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	13

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Winslow Large-Cap Growth Fund (a series of the Nuveen Investment Trust II, hereinafter referred to as the “Fund”) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

September 25, 2015

14	Nuveen Investments

Nuveen Winslow Large-Cap Growth Fund

Portfolio of Investments	July 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.1%

	COMMON STOCKS – 99.1%

	Aerospace & Defense – 1.0%

108,800	Honeywell International Inc.	$11,429,440

	Airlines – 1.4%

370,400	Delta Air Lines, Inc.	16,423,536

	Automobiles – 0.2%

10,970	Tesla Motors Inc., (2)	2,919,665

	Banks – 1.0%

205,800	Wells Fargo & Company	11,909,646

	Biotechnology – 8.2%

90,480	Alexion Pharmaceuticals Inc., (2)	17,864,371

37,865	Biogen Inc., (2)	12,070,605

247,410	Celgene Corporation, (2)	32,472,563

167,800	Gilead Sciences, Inc.	19,776,908

111,095	Vertex Pharmaceuticals Inc., (2)	14,997,825
	Total Biotechnology	97,182,272

	Capital Markets – 1.1%

338,500	Morgan Stanley	13,147,340

	Chemicals – 4.3%

130,600	Ecolab Inc.	15,124,786

86,400	Monsanto Company	8,803,296

139,300	PPG Industries, Inc.	15,097,334

44,450	Sherwin-Williams Company	12,346,432
	Total Chemicals	51,371,848

	Food & Staples Retailing – 3.2%

94,600	Costco Wholesale Corporation	13,745,380

209,600	CVS Caremark Corporation	23,573,712
	Total Food & Staples Retailing	37,319,092

	Health Care Equipment & Supplies – 3.1%

689,000	Boston Scientific Corporation, (2)	11,947,260

112,895	DexCom, Inc., (2)	9,556,562

189,350	Medtronic, PLC	14,843,147
	Total Health Care Equipment & Supplies	36,346,969

	Health Care Providers & Services – 4.9%

342,650	Envision Healthcare Holdings Inc., (2)	15,350,720

Nuveen Investments	15

Nuveen Winslow Large-Cap Growth Fund (continued)

Portfolio of Investments	July 31, 2015

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

98,100	McKesson Corp	$21,637,917

173,100	UnitedHealth Group Incorporated	21,014,340
	Total Health Care Providers & Services	58,002,977

	Hotels, Restaurants & Leisure – 4.4%

20,605	Chipotle Mexican Grill, (2)	15,293,649

653,800	Hilton Worldwide Holdings Inc., (2)	17,554,530

337,200	Starbucks Corporation	19,533,996
	Total Hotels, Restaurants & Leisure	52,382,175

	Industrial Conglomerates – 1.3%

169,400	Danaher Corporation	15,510,264

	Internet & Catalog Retail – 7.3%

67,190	Amazon.com, Inc., (2)	36,023,919

172,100	CTRIP.com, ADR, (2)	12,318,918

97,225	NetFlix.com Inc., (2)	11,113,790

21,220	The Priceline Group Inc., (2)	26,388,555
	Total Internet & Catalog Retail	85,845,182

	Internet Software & Services – 12.3%

275,600	Alibaba Group Holding Limited, ADR, (2)	21,590,504

64,100	Baidu Inc., ADR, (2)	11,067,506

54,365	CoStar Group, Inc., (2)	10,943,131

419,100	Facebook Inc., Class A, (2)	39,399,591

37,440	Google Inc., Class A, (2)	24,616,800

37,965	Google Inc., Class C, (2)	23,751,284

65,965	LinkedIn Corporation, Class A, (2)	13,408,046
	Total Internet Software & Services	144,776,862

	IT Services – 8.5%

217,300	Cognizant Technology Solutions Corporation, Class A, (2)	13,711,630

255,400	MasterCard, Inc.	24,875,960

298,900	PayPal Holdings, Inc., (2)	11,567,430

661,500	Visa Inc.	49,837,410
	Total IT Services	99,992,430

	Life Sciences Tools & Services – 1.3%

200,500	Quintiles Transnational Corporation, (WI/DD), (2)	15,382,360

	Media – 3.9%

214,500	Liberty Global PLC Class C, (2)	10,540,530

327,200	Twenty First Century Fox Inc., Class A	11,285,128

204,700	Walt Disney Company	24,564,000
	Total Media	46,389,658

16	Nuveen Investments

Shares	Description (1)	Value

	Multiline Retail – 1.0%

153,800	Dollar General Corporation	$12,360,906

	Oil, Gas & Consumable Fuels – 0.2%

21,500	Concho Resources Inc., (2)	2,291,040

	Pharmaceuticals – 5.0%

56,250	Allergan PLC, (2)	18,627,187

197,900	Bristol-Myers Squibb Company	12,990,156

79,150	Mallinckrodt PLC, (2)	9,811,434

69,340	Valeant Pharmaceuticals International, (2)	17,857,130
	Total Pharmaceuticals	59,285,907

	Real Estate Investment Trust – 1.8%

222,800	American Tower Corporation, REIT	21,190,508

	Road & Rail – 1.5%

180,350	Union Pacific Corporation	17,600,356

	Semiconductors & Semiconductor Equipment – 1.9%

252,100	ARM Holdings PLC, ADR	11,858,784

81,200	Avago Technologies Limited	10,161,368
	Total Semiconductors & Semiconductor Equipment	22,020,152

	Software – 7.6%

324,100	Adobe Systems Incorporated, (2)	26,572,959

79,700	Intuit, Inc.	8,429,869

259,100	Mobileye NV, (2)	15,571,910

181,500	Salesforce.com, Inc., (2)	13,303,950

121,800	ServiceNow Inc., (2)	9,804,900

102,850	Splunk Inc., (2)	7,193,329

102,500	Workday Inc., Class A, (2)	8,643,825
	Total Software	89,520,742

	Specialty Retail – 2.5%

140,400	Home Depot, Inc.	16,431,012

75,700	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	12,568,471
	Total Specialty Retail	28,999,483

	Technology Hardware, Storage & Peripherals – 4.8%

469,270	Apple, Inc.	56,922,448

	Textiles, Apparel & Luxury Goods – 3.8%

102,500	Lululemon Athletica Inc., (2)	6,443,150

279,800	Nike, Inc., Class B	32,238,556

61,900	Under Armour, Inc., (2)	6,148,527
	Total Textiles, Apparel & Luxury Goods	44,830,233

Nuveen Investments	17

Nuveen Winslow Large-Cap Growth Fund (continued)

Portfolio of Investments	July 31, 2015

Shares	Description (1)			Value

	Wireless Telecommunication Services – 1.6%

155,900	SBA Communications Corporation, (2)			$18,820,251
	Total Long-Term Investments (cost $770,348,079)			1,170,173,742

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.0%

	REPURCHASE AGREEMENTS – 1.0%

$11,308	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $11,308,447, collateralized by $11,025,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $11,538,765	0.000%	8/03/15	$11,308,447
	Total Short-Term Investments (cost $11,308,447)			11,308,447
	Total Investments (cost $781,656,526) – 100.1%			1,181,482,189
	Other Assets Less Liabilities – (0.1)%			(1,134,709)
	Net Assets – 100%			$1,180,347,480

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

REIT	Real Estate Investment Trust

ADR	American Depositary Receipt

See accompanying notes to financial statements.

18	Nuveen Investments

Statement of

Assets and Liabilities	July 31, 2015

Assets
Long-term investments, at value (cost $770,348,079)	$1,170,173,742
Short-term investments, at value (cost approximates value)	11,308,447
Receivable for:
Dividends	165,149
Investments sold	6,526,734
Shares sold	1,573,305
Other assets	77,322
Total assets	1,189,824,699
Liabilities
Payable for:
Investments purchased	7,748,083
Shares redeemed	463,880
Accrued expenses:
Management fees	534,522
Shareholder servicing agent fees	552,589
Trustees fees	56,062
12b-1 distribution and service fees	9,393
Other	112,690
Total liabilities	9,477,219
Net assets	$1,180,347,480
Class A Shares
Net assets	$30,763,404
Shares outstanding	650,886
Net asset value (“NAV”) per share	$47.26
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$50.15
Class C Shares
Net assets	$2,222,164
Shares outstanding	49,537
NAV and offering price per share	$44.86
Class R3 Shares
Net assets	$2,626,273
Shares outstanding	56,490
NAV and offering price per share	$46.49
Class R6 Shares
Net assets	$53,851,027
Shares outstanding	1,118,469
NAV and offering price per share	$48.15
Class I Shares
Net assets	$1,090,884,612
Shares outstanding	22,736,861
NAV and offering price per share	$47.98
Net assets consist of:
Capital paid-in	$684,780,240
Undistributed (Over-distribution of) net investment income	104,666
Accumulated net realized gain (loss)	95,636,911
Net unrealized appreciation (depreciation)	399,825,663
Net assets	$1,180,347,480
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of

Operations	Year Ended July 31, 2015

Investment Income (net of foreign tax withheld of $32,606)	$8,909,969
Expenses
Management fees	7,924,783
12b-1 service fees – Class A Shares	76,708
12b-1 distribution and service fees – Class C Shares	21,105
12b-1 distribution and service fees – Class R3 Shares	12,366
Shareholder servicing agent fees	1,929,306
Custodian fees	152,010
Trustees fees	41,872
Professional fees	84,637
Shareholder reporting expenses	144,949
Federal and state registration fees	75,522
Other	52,670
Total expenses before fee waiver/expense reimbursement	10,515,928
Fee waiver/expense reimbursement	(1,710,625)
Net expenses	8,805,303
Net investment income (loss)	104,666
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	121,973,267
In-kind redemptions	33,182,395
Change in net unrealized appreciation (depreciation) of investments and foreign currency	39,250,151
Net realized and unrealized gain (loss)	194,405,813
Net increase (decrease) in net assets from operations	$194,510,479

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of

Changes in Net Assets

	Year Ended 7/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$104,666	$(224,456)
Net realized gain (loss) from:
Investments and foreign currency	121,973,267	139,862,917
In-kind redemptions	33,182,395	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	39,250,151	72,413,765
Net increase (decrease) in net assets from operations	194,510,479	212,052,226
Distributions to Shareholders
From net investment income:
Class A Shares	—	(24,532)
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	(112,177)
Class I Shares	—	(4,161,028)
From accumulated net realized gains:
Class A Shares	(3,065,830)	(978,658)
Class C Shares	(214,381)	(91,598)
Class R3 Shares	(235,541)	(182,872)
Class R6 Shares	(4,472,100)	(1,487,247)
Class I Shares	(104,115,566)	(56,713,341)
Decrease in net assets from distributions to shareholders	(112,103,418)	(63,751,453)
Fund Share Transactions
Proceeds from sale of shares	157,231,582	177,941,495
Proceeds from shares issued to shareholders due to reinvestment of distributions	106,726,378	61,442,623
	263,957,960	239,384,118
Cost of shares redeemed	(320,317,129)	(321,290,642)
Cost of in-kind redemptions	(87,491,603)	—
Net increase (decrease) in net assets from Fund share transactions	(143,850,772)	(81,906,524)
Net increase (decrease) in net assets	(61,443,711)	66,394,249
Net assets at the beginning of period	1,241,791,191	1,175,396,942
Net assets at the end of period	$1,180,347,480	$1,241,791,191
Undistributed (Over-distribution of) net investment income at the end of period	$104,666	$—

See accompanying notes to financial statements.

Nuveen Investments	21

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/09)
2015	$44.39	$(0.11)	$7.60	$7.49	$—	$(4.62)	$(4.62)	$47.26
2014	39.38	(0.13)	7.34	7.21	(0.05)	(2.15)	(2.20)	44.39
2013	32.40	0.02	6.96	6.98	—	—	—	39.38
2012	32.26	(0.08)	0.22	0.14	—	—	—	32.40
2011	25.14	(0.12)	7.24	7.12	—	—	—	32.26
Class C (5/09)
2015	42.66	(0.43)	7.25	6.82	—	(4.62)	(4.62)	44.86
2014	38.15	(0.42)	7.08	6.66	—	(2.15)	(2.15)	42.66
2013	31.62	(0.24)	6.77	6.53	—	—	—	38.15
2012	31.71	(0.33)	0.24	(0.09)	—	—	—	31.62
2011	24.91	(0.30)	7.10	6.80	—	—	—	31.71
Class R3 (5/09)
2015	43.84	(0.22)	7.49	7.27	—	(4.62)	(4.62)	46.49
2014	38.97	(0.21)	7.23	7.02	—	(2.15)	(2.15)	43.84
2013	32.14	(0.09)	6.92	6.83	—	—	—	38.97
2012	32.07	(0.20)	0.27	0.07	—	—	—	32.14
2011	25.06	(0.15)	7.16	7.01	—	—	—	32.07
Class R6 (3/13)
2015	44.96	0.08	7.73	7.81	—	(4.62)	(4.62)	48.15
2014	39.81	0.04	7.41	7.45	(0.15)	(2.15)	(2.30)	44.96
2013(d)	36.55	0.01	3.25	3.26	—	—	—	39.81
Class I (5/09)
2015	44.89	0.01	7.70	7.71	—	(4.62)	(4.62)	47.98
2014	39.79	(0.01)	7.41	7.40	(0.15)	(2.15)	(2.30)	44.89
2013	32.66	0.12	7.01	7.13	—	—	—	39.79
2012	32.43	— **	0.23	0.23	—	—	—	32.66
2011	25.21	(0.02)	7.24	7.22	—	—	—	32.43

22	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

18.11%	$30,763	1.16%		(0.38)%	1.01%		(0.24)%	64%
18.64	30,506	1.15		(0.41)	1.03		(0.29)	69
21.54	11,117	1.12		0.04	1.10		0.06	84
0.43	9,243	1.16		(0.37)	1.05		(0.26)	57
28.32	2,936	1.18		(0.51)	1.05		(0.37)	59

17.22	2,222	1.90		(1.13)	1.76		(0.99)	64
17.74	2,052	1.90		(1.14)	1.78		(1.02)	69
20.65	1,413	1.87		(0.72)	1.85		(0.69)	84
(0.28)	1,046	1.95		(1.20)	1.80		(1.05)	57
27.30	79	2.04		(1.33)	1.80		(1.09)	59

17.79	2,626	1.40		(0.64)	1.26		(0.49)	64
18.33	2,216	1.39		(0.61)	1.28		(0.51)	69
21.25	3,413	1.38		(0.29)	1.35		(0.27)	84
0.22	947	1.50		(0.84)	1.30		(0.64)	57
27.97	56	1.55		(0.80)	1.30		(0.55)	59

18.59	53,851	0.74		0.02	0.59		0.17	64
19.07	31,940	0.74		0.02	0.66		0.10	69
8.92	24,151	0.76	*	0.05 *	0.76	*	0.05 *	84

18.39	1,090,885	0.91		(0.14)	0.76		0.01	64
18.94	1,175,078	0.90		(0.13)	0.78		(0.01)	69
21.83	1,135,304	0.87		0.30	0.85		0.32	84
0.71	1,093,460	0.92		(0.12)	0.80		— ***	57
28.64	174,496	0.99		(0.26)	0.80		(0.07)	59

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period March 25, 2013 (commencement of operations) through July 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.
**	Rounds to less than $0.01 per share.
***	Rounds to less than 0.01%.

See accompanying notes to financial statements.

Nuveen Investments	23

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Winslow Large-Cap Growth Fund, (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Fund is July 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2015 (“the current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Winslow Capital Management, LLC (“Winslow Capital”), an affiliate of Nuveen, under which Winslow Capital manages the investment portfolio of the Fund.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. The Fund may invest up to 20% of its net assets in non-U.S. equity securities.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments was as follows:

Outstanding when-issued/delayed delivery purchase commitments	$3,170,977

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

24	Nuveen Investments

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

In-Kind Redemptions

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (in-kind redemptions). For financial reporting purposes, the Fund recognizes a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on the in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain or loss to paid-in capital. During the current fiscal period, the Fund realized $33,182,395 of net gain from in-kind redemptions.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs

Nuveen Investments	25

Notes to Financial Statements (continued)

reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,170,173,742	$—	$—	$1,170,173,742
Short-Term Investments:
Repurchase Agreements	—	11,308,447	—	11,308,447
Total	$1,170,173,742	$11,308,447	$—	$1,181,482,189
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

26	Nuveen Investments

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$11,308,447	$(11,308,447)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Nuveen Investments	27

Notes to Financial Statements (continued)

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 7/31/15		Year Ended 7/31/14
	Shares	Amount	Shares	Amount
Shares sold:
Class A	115,299	$5,149,311	519,962	$22,599,597
Class C	3,015	128,317	16,071	664,034
Class R3	6,824	306,815	7,487	313,972
Class R6	493,185	22,741,042	230,194	10,130,000
Class I	2,822,577	128,906,097	3,327,485	144,233,892
Shares issued to shareholders due to reinvestment of distributions:
Class A	48,894	2,069,702	23,862	1,000,864
Class C	5,291	213,534	2,213	89,438
Class R3	5,618	234,290	4,403	182,318
Class R6	103,979	4,472,100	37,605	1,599,424
Class I	2,324,866	99,736,752	1,377,801	58,570,579
	5,929,548	263,957,960	5,547,083	239,384,118
Shares redeemed:
Class A	(200,470)	(9,034,851)	(138,938)	(6,039,198)
Class C	(6,874)	(293,972)	(7,215)	(297,407)
Class R3	(6,504)	(296,539)	(48,913)	(2,121,542)
Class R6	(189,032)	(8,775,330)	(164,058)	(7,222,208)
Class I	(6,627,056)	(301,916,437)	(7,060,278)	(305,610,287)
Class I – In-Kind	(1,958,183)	(87,491,603)	—	—
	(8,988,119)	(407,808,732)	(7,419,402)	(321,290,642)
Net increase (decrease)	(3,058,571)	$(143,850,772)	(1,872,319)	$(81,906,524)

5. Investment Transactions

Long-term purchases and sales during the current fiscal period aggregated $741,958,152 and $995,970,693, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

28	Nuveen Investments

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

As of July 31, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$782,048,446
Gross unrealized:
Appreciation	$403,102,172
Depreciation	(3,668,429)
Net unrealized appreciation (depreciation) of investments	$399,433,743

Permanent differences, primarily due to tax equalization and redemption in-kind, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2015, the Fund’s tax year end, as follows:

Capital paid-in	$38,036,183
Undistributed (Over-distribution of) net investment income	—
Accumulated net realized gain (loss)	(38,036,183)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2015, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1]	$4,891,831
Undistributed net long-term capital gains	91,241,666
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended July 31, 2015 and July 31, 2014, was designated for purposes of the dividends paid deduction as follows:

2015
Distributions from net ordinary income[1]	$11,259,136
Distributions from net long-term capital gains	100,844,282

2014
Distributions from net ordinary income[1]	$14,002,377
Distributions from net long-term capital gains	49,749,076
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2015, the Fund’s tax year end, the Fund did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Winslow Capital is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

Nuveen Investments	29

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2015, the complex-level fee rate for the Fund was 0.1639%.

During the period August 1, 2014 through May 13, 2015, the Adviser agreed to waive fees and/or reimburse expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.80% (1.25% after September 30, 2016) of the average daily net assets of any class of Fund shares adjusted downward for Class R6 Shares for savings resulting from sub-transfer agent and similar fees that are not charged to Class R6 Shares.

Effective May 14, 2015, the Adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% (1.25% after September 30, 2016) of the average daily net assets of any class of Fund shares adjusted downward for Class R6 Shares for savings resulting from sub-transfer agent and similar fees that are not charged to Class R6 Shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$11,138
Paid to financial intermediaries (Unaudited)	9,853

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$1,811

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$—

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained (Unaudited)	$—

30	Nuveen Investments

8. Borrowing Arrangements

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

9. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Fund’s financial statement disclosures.

10. Subsequent Events

Change in Contingent Deferred Sales Charge (CDSC) Schedule

Effective November 1, 2015, shareholders purchasing $1 million or more of Class A Shares at NAV without an up-front sales charge will be assessed a CDSC of 1.00% on any shares redeemed within eighteen months of purchase, unless the redemption is eligible for a CDSC reduction or waiver as specified in the Fund’s statement of additional information.

Nuveen Investments	31

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Winslow Capital Management, LLC 4720 IDS Tower 80 South Eighth Street Minneapolis, MN 55402	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% QDI	74%
% DRD	72%

Long-Term Capital Gain Distributions: The Fund hereby designates as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended July 31, 2015:

Long-Term Capital Gain Distributions	$106,483,035

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

32	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Nuveen Investments	33

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of the Fund (the “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the Fund and determining whether to continue the Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Winslow Capital Management, LLC (the “Sub-Adviser”). Following an initial term with respect to the Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Fund.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Fund compared to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Fund’s investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Fund, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made a site visit to the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Fund and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors

34	Nuveen Investments

in reaching his or her conclusions with respect to the Advisory Agreements of the Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Fund, the performance record of the Fund (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Fund over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Fund was a registered investment company that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Fund. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreement and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of the Fund.

Nuveen Investments	35

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund’s performance and the investment team. The Board reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of the Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the third quartile in the one- and three-year periods and the second quartile in the five-year period.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for the Fund. The Board reviewed, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratio paid by investors in the Fund was the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Fund.

36	Nuveen Investments

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Fund’s fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members recognized that the Fund had a net management fee and a net expense ratio below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that the Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Fund and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Fund and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was

Nuveen Investments	37

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for the Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Fund through the adoption of temporary and permanent expense caps. The Board further noted the proposed reduction in the Fund’s temporary expense cap. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

38	Nuveen Investments

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Fund’s principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Fund. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments	39

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	194
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	194
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	194
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	194

40	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	194
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	194
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	194
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	194
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	194

Nuveen Investments	41

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	194
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	194

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	195
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	195
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	195

42	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	195
Sherri A. Hlavacek 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015

Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.

				195
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	195
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	195
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	195
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	195
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	195

Nuveen Investments	43

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

44	Nuveen Investments

Notes

Nuveen Investments	45

Notes

46	Nuveen Investments

Notes

Nuveen Investments	47

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-WINSL-0715P        10418-INV-Y-09/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended July 31, 2015	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	27,588	0	2,891	0
Nuveen Tradewinds Global All-Cap Fund	17,176	0	14,527	0
Nuveen Tradewinds International Value Fund	17,834	0	33,473	0
Nuveen Santa Barbara Global Dividend Growth Fund	16,709	0	2,681	0
Nuveen Santa Barbara International Dividend Growth Fund	16,687	0	2,640	0
Nuveen Tradewinds Emerging Markets Fund	16,790	0	2,893	0
Nuveen Tradewinds Japan Fund	16,708	0	0	0
Nuveen Global Growth Fund	16,721	0	2,682	0
Nuveen International Growth Fund	18,029	1,832	56,747	0
Nuveen Winslow Large-Cap Growth Fund	21,166	0	5,263	0

Total	$185,408	$1,832	$123,798	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Nuveen Tradewinds Global All-Cap Fund	0%	0%	0%	0%
Nuveen Tradewinds International Value Fund	0%	0%	0%	0%
Nuveen Santa Barbara Global Dividend Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara International Dividend Growth Fund	0%	0%	0%	0%
Nuveen Tradewinds Emerging Markets Fund	0%	0%	0%	0%
Nuveen Tradewinds Japan Fund	0%	0%	0%	0%
Nuveen Global Growth Fund	0%	0%	0%	0%
Nuveen International Growth Fund	0%	0%	0%	0%
Nuveen Winslow Large-Cap Growth Fund	0%	0%	0%	0%

July 31, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	26,860	0	2,540	0
Nuveen Tradewinds Global All-Cap Fund	17,068	0	4,075	0
Nuveen Tradewinds International Value Fund	17,744	0	2,575	0
Nuveen Santa Barbara Global Dividend Growth Fund	16,158	0	2,575	0
Nuveen Santa Barbara International Dividend Growth Fund	16,136	0	2,540	0
Nuveen Tradewinds Emerging Markets Fund	16,246	0	8,711	0
Nuveen Tradewinds Japan Fund	16,144	0	2,575	0
Nuveen Global Growth Fund	16,192	0	2,575	0
Nuveen International Growth Fund	16,786	0	2,575	0
Nuveen Winslow Large-Cap Growth Fund	21,532	0	2,540	0

Total	$180,866	$0	$33,281	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Nuveen Tradewinds Global All-Cap Fund	0%	0%	0%	0%
Nuveen Tradewinds International Value Fund	0%	0%	0%	0%
Nuveen Santa Barbara Global Dividend Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara International Dividend Growth Fund	0%	0%	0%	0%
Nuveen Tradewinds Emerging Markets Fund	0%	0%	0%	0%
Nuveen Tradewinds Japan Fund	0%	0%	0%	0%
Nuveen Global Growth Fund	0%	0%	0%	0%
Nuveen International Growth Fund	0%	0%	0%	0%
Nuveen Winslow Large-Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended July 31, 2015	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2015	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	2,891	0	0	2,891
Nuveen Tradewinds Global All-Cap Fund	14,527	0	0	14,527
Nuveen Tradewinds International Value Fund	33,473	0	0	33,473
Nuveen Santa Barbara Global Dividend Growth Fund	2,681	0	0	2,681
Nuveen Santa Barbara International Dividend Growth Fund	2,640	0	0	2,640
Nuveen Tradewinds Emerging Markets Fund	2,893	0	0	2,893
Nuveen Tradewinds Japan Fund	0	0	0	0
Nuveen Global Growth Fund	2,682	0	0	2,682
Nuveen International Growth Fund	56,747	0	0	56,747
Nuveen Winslow Large-Cap Growth Fund	5,263	0	0	5,263

Total	$123,798	$0	$0	$123,798

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended July 31, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	2,540	0	0	2,540
Nuveen Tradewinds Global All-Cap Fund	4,075	0	0	4,075
Nuveen Tradewinds International Value Fund	2,575	0	0	2,575
Nuveen Santa Barbara Global Dividend Growth Fund	2,575	0	0	2,575
Nuveen Santa Barbara International Dividend Growth Fund	2,540	0	0	2,540
Nuveen Tradewinds Emerging Markets Fund	8,711	0	0	8,711
Nuveen Tradewinds Japan Fund	2,575	0	0	2,575
Nuveen Global Growth Fund	2,575	0	0	2,575
Nuveen International Growth Fund	2,575	0	0	2,575
Nuveen Winslow Large-Cap Growth Fund	2,540	0	0	2,540

Total	$33,281	$0	$0	$33,281

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

        Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: October 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: October 8, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 8, 2015